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                                                       Registration No. 811-0487
                                                       Registration No. 2-12187
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [ ]
      Post-Effective Amendment No.  97                                 [X]
                                   ----

                                       and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [ ]
                     Amendment No.  97                                 [X]
                                   ----


                        (Check appropriate box or boxes)

                          SECURITY LARGE CAP VALUE FUND
                   (Formerly Security Growth and Income fund)
               (Exact Name of Registrant as Specified in Charter)

              ONE SECURITY BENEFIT PLACE, TOPEKA, KANSAS 66636-0001
                (Address of Principal Executive Offices/Zip Code)

               Registrant's Telephone Number, including area code:
                                 (785) 438-3000

                                                  Copies To:

Michael G. Odlum, President                       Amy J. Lee, Secretary
Security Large Cap Value Fund                     Security Large Cap Value Fund
One Security Benefit Place                        One Security Benefit Place
Topeka, KS 66636-0001                             Topeka, KS 66636-0001
(Name and address of Agent for Service)

 It is proposed that this filing will become effective (check appropriate box):

[ ] immediately upon filing pursuant to paragraph (b)

[X] on February 1, 2005 pursuant to paragraph (b)


[ ] 60 days after filing pursuant to paragraph (a)(1)

[ ] on (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment



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PROSPECTUS

February 1, 2005

SECURITY FUNDS(SM)

[ ]   Security Large Cap Value Fund

[ ]   Security Equity Fund(R)


[ ]   Security Alpha Opportunity Fund(R)


[ ]   Security Global Fund

[ ]   Security Mid Cap Value Fund

[ ]   Security Small Cap Growth Fund

[ ]   Security Enhanced Index Fund

[ ]   Security Select 25 Fund

[ ]   Security Large Cap Growth Fund

[ ]   Security Mid Cap Growth Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[SECURITY DISTRIBUTORS INC. LOGO]  SECURITY DISTRIBUTORS INC.
                                   A Member of The Security
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TABLE OF CONTENTS


FUND INVESTMENT OBJECTIVES AND STRATEGIES.............
    Security Large Cap Value Fund.....................
    Security Equity Fund..............................
    Security Alpha Opportunity Fund...................
    Security Global Fund..............................
    Security Mid Cap Value Fund.......................
    Security Small Cap Growth Fund....................
    Security Enhanced Index Fund......................
    Security Select 25 Fund...........................
    Security Large Cap Growth Fund....................
    Security Mid Cap Growth Fund......................

PRINCIPAL RISKS.......................................
    Market Risk.......................................
    Smaller Companies.................................
    Value Stocks......................................
    Growth Stocks.....................................
    Short Sales.......................................
    Management Risk...................................
    Foreign Securities................................
    Emerging Markets..................................
    Equity Derivatives................................
    Leverage..........................................
    Fixed-Income Securities...........................
    Focused Investment Strategy.......................
    Non-Diversification...............................
    Investment in Investment Companies................
    Industry Concentration............................
    Restricted Securities.............................
    Active Trading....................................
    Technology Stocks.................................
    Overweighting.....................................
    Additional Information............................

PAST PERFORMANCE......................................

FEES AND EXPENSES OF THE FUNDS........................

INVESTMENT MANAGER....................................
    Management Fees...................................
    Portfolio Managers................................

SUB-ADVISERS..........................................
    Portfolio Managers................................

BUYING SHARES.........................................
    Customer Identification and Verification..........
    Market Timing/Short-Term Trading..................
    Class A Shares....................................
    Class A Distribution Plan.........................
    Class B Shares....................................
    Class B Distribution Plan.........................
    Class C Shares....................................
    Class C Distribution Plan.........................
    Waiver of Deferred Sales Charge...................

SELLING SHARES........................................
    By Mail...........................................
    By Telephone......................................
    By Broker.........................................
    Payment of Redemption Proceeds....................
    Redemption Charge (Global Fund Class A Shares)....

DIVIDENDS AND TAXES...................................
    Tax on Distributions..............................
    Taxes on Sales or Exchanges.......................
    Backup Withholding................................

DETERMINATION OF NET ASSET VALUE......................

SHAREHOLDER SERVICES..................................
    Accumulation Plan.................................
    Systematic Withdrawal Program.....................
    Exchange Privilege................................
    Retirement Plans..................................

INVESTMENT POLICIES AND
MANAGEMENT PRACTICES..................................
    Foreign Securities................................
    Emerging Markets..................................
    Smaller Companies.................................
    Convertible Securities and Warrants...............
    Initial Public Offering...........................
    High Yield Securities.............................
    Cash Reserves.....................................
    Borrowing.........................................
    Futures and Options...............................
    Swaps, Caps, Floors and Collars...................
    When-Issued Securities and
      Forward Commitment Contracts....................
    Securities Lending................................

GENERAL INFORMATION...................................
    Shareholder Inquiries.............................

FINANCIAL HIGHLIGHTS..................................

APPENDIX A - REDUCED SALES CHARGES....................
    Class A Shares....................................
    Rights of Accumulation............................
    Statement of Intention............................
    Reinstatement Privilege...........................


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TABLE OF CONTENTS


Purchases at Net Asset Value......................


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FUND INVESTMENT OBJECTIVES AND STRATEGIES

Listed below are the investment objective and principal investment strategies for each Fund. The Board of Directors may change a Fund's investment objective and strategies at any time without shareholder approval. The Fund will provide written notice to shareholders prior to, or concurrent with, any such change. As with any investment, there can be no guarantee the Funds will achieve their investment objectives.

Security Large Cap Value Fund

FUND FACTS

Objective: Long-term growth of capital

Benchmark: S&P Barra Value Index

Sub- Adviser: The Dreyfus Corporation

INVESTMENT OBJECTIVE

The Large Cap Value Fund seeks long-term growth of capital.

                         PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in large-capitalization companies (those whose total market value is $5 billion or greater at the time of purchase). The Fund's stock investments may include common stocks, preferred stocks and convertible securities of both U.S. and U.S. dollar-denominated foreign issuers.

In choosing stocks, the Fund's sub-adviser, The Dreyfus Corporation ("Dreyfus"), principally invests in value-oriented companies. Value-oriented companies are companies that are believed to be undervalued in terms of price or other financial measurements and that are believed to have above average growth potential. Dreyfus uses a blend of quantitative analysis and fundamental research to identify stocks that appear favorably priced and that may benefit from the current market and economic environment. Dreyfus then reviews these stocks for factors that could signal a rise in price, such as:

-     New products or markets

-     Opportunities for greater market share

-     More effective management

-     Positive changes in corporate structure or market perception

The Fund may invest a portion of its assets in options and futures contracts. These instruments are used primarily to hedge the Fund's portfolio but may be used to increase returns.

The Fund typically sells a security when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or falls short of Dreyfus's expectations.

Under adverse or unstable market conditions, the Fund could invest some or all of its assets in cash, government bonds or money market securities. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Security Equity Fund

FUND FACTS

Objective: Long-term growth of capital

Benchmark: S&P 500 Index

INVESTMENT OBJECTIVE

The Equity Fund seeks long-term growth of capital.

                        PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in a widely-diversified portfolio of equity securities, which may

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include American Depositary Receipts ("ADRs") and convertible securities. The
Fund typically invests in the equity securities of companies whose total market value is $5 billion or greater at the time of purchase.

In choosing equity securities, Security Management Company, LLC (the "Investment Manager") uses a blended approach, investing in growth stocks and value stocks. Growth-oriented stocks are stocks of established companies that typically have a record of consistent earnings growth. The Investment Manager typically chooses larger, growth-oriented companies. The Investment Manager will also invest in value-oriented stocks to attempt to reduce the Fund's potential volatility. Value-oriented companies are companies that are believed to be undervalued in terms of price or other financial measurements and that are believed to have above average growth potential. In choosing the balance of growth stocks and value stocks, the Investment Manager compares the potential risks and rewards of each category.

The Fund typically sells a security when the reasons for buying it no longer apply, when the company begins to show deteriorating fundamentals or poor relative performance, or falls short of the Investment Manager's expectations.

The Fund also may invest a portion of its assets in options and futures contracts. These instruments may be used to hedge the Fund's portfolio, to maintain exposure to the equity markets or to increase returns.

The Fund may invest in a variety of investment companies, including those that seek to track the composition and performance of a specific index. The Fund may use these index-based investments as a way of managing its cash position, to gain exposure to the equity markets, or a particular sector of the equity market, while maintaining liquidity.

Under adverse or unstable market conditions, the Fund could invest some or all of its assets in cash or money market securities. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Security Alpha Opportunity Fund

FUND FACTS

Objective: Long-term growth of capital

Benchmark: S&P 500 Index

Sub-Adviser: Mainstream Investment
             Advisers, LLC

INVESTMENT OBJECTIVE

The Alpha Opportunity Fund seeks long-term growth of capital.

                        PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by investing, under normal market conditions, approximately 50% of its total assets according to a long/short strategy managed by the Fund's sub-adviser, Mainstream Investment Advisers, LLC ("Mainstream"), and 50% of its total assets, managed by the Investment Manager, in a portfolio of equity securities, equity derivatives and fixed income securities that is intended to closely track the performance of the S&P 500 Composite Stock Price Index (the "S&P 500 Index"). Mainstream and the Investment Manager each manages its allocation of the Fund's assets according to its respective strategy, and their trading decisions are made independently.

"Alpha" in the Fund's name refers to the potential for the Fund's portfolio to achieve returns that are favorable relative to the amount of risk taken. Of course, there is no guarantee that the Fund will achieve its objective of long-term growth of capital, and an investment in the Fund involves significant risk.

All daily cash inflows and outflows will be allocated to the index strategy of the Fund. Once a month, the Investment Manager will rebalance the portfolio to an allocation of approximately 50% of total assets to each strategy, although the allocation upon rebalancing may range

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between 40% and 60% of total assets to each strategy.

The Fund pursues its long/short strategy by investing primarily in publicly-traded equity securities, principally common stocks, but to a lesser degree in exchange traded funds and other securities with equity characteristics. If there is an insufficient number of available securities meeting the purchase criteria of Mainstream, the Fund may also hold a portion of its assets in cash and money market instruments, and such holdings may be substantial. Dividend and interest income will be an incidental consideration. The Fund may engage in short sales of securities believed to be overvalued.

Mainstream seeks to identify individual stocks with solid underlying financial fundamentals, trading at levels representing value relative to the market generally. Mainstream uses technical and fundamental methods of analysis to choose stocks for the Fund's portfolio. The technical analyses used include a relative strength index ("RSI"), price moving averages and price relative to historical market averages.

Mainstream also uses bottom-up analysis by evaluating the 2,000 or so most actively traded stocks in the marketplace. The bottom-up analysis reviews stock prices in relationship to their stock price moving averages and ranks them by their RSIs. A purchase candidate is identified as a stock that is at fair value or undervalued to the marketplace. A sale candidate is identified as a stock that is expensive or overbought. These action candidates are then grouped by industry. Mainstream prefers that the candidates are concentrated in a particular industry. Mainstream also considers the industry and underlying financial fundamentals of the action candidates. Where the fundamentals are positive relative to their valuations, the stocks may be purchased. Stocks with high RSIs may be sold. Stocks with high RSIs and deteriorating fundamentals may be sold short.

A top-down evaluation of the stock and bond markets, primarily based on their RSIs, is also used. A high RSI may indicate that the marketplace is expensive or overbought; conversely, a low RSI indicates that the marketplace is inexpensive or oversold. Mainstream uses the RSI in combination with an analysis of the short-term outlook for corporate earnings, interest rates, currencies and commodities to determine the overall stock to cash and long stock to short stock allocations.

Mainstream actively manages the long/short portion of the Fund's portfolio and will buy and sell securities frequently. This active trading will increase the costs the Fund incurs and may increase the amount of tax an investor pays on the Fund's returns.

With respect to the portion of the Fund that it manages, the Investment Manager seeks investment returns that are similar to those of the S&P 500 Index by primarily investing in equity derivatives, such as futures contracts, options on futures contracts, and equity options. An equity derivative is a financial instrument whose value depends on, or is "derived" from, the value of an underlying asset or index, such as the S&P 500 Index. Using S&P 500 equity derivatives, the Investment Manager can obtain investment exposure to the S&P 500 Index equal to the net asset value of the portion of the Fund that it manages with a fraction of the assets that would be needed to purchase an equivalent amount of equity securities directly. Getting magnified investment exposure on a small investment is referred to as "leverage," and it can increase the volatility of the Fund's performance. However, because the Fund ultimately is responsible for the entire amount of the investment exposure under an equity derivative, the Investment Manager will manage the remainder of its portion of the Fund so that any leverage achieved through equity derivatives is completely offset by other investments. While there are a number of ways of offsetting the leverage achieved through equity derivatives, the Investment Manager generally will do so by investing in fixed income securities in an amount sufficient to meet the Fund's obligations under the equity derivatives.

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The Investment Manager actively manages the fixed income securities with a view toward enhancing the Fund's total return and recouping some of the transaction and financing costs associated with investing in equity derivatives, which are reflected in the operating costs of the Fund. The Fund's overall portfolio duration for its investments in fixed income securities is normally not expected to exceed one year. The fixed income securities in which the Fund may invest include securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; corporate debt securities of U.S. issuers, including mortgage backed and other asset-backed securities; and bank certificates of deposit, fixed time deposits and bankers' acceptances.


Although the Investment Manager does not normally invest this portion of the Fund's portfolio directly in S&P 500 securities, when equity derivatives appear to be overvalued relative to the S&P 500 Index, the Fund may invest in a "basket" of S&P 500 stocks. The S&P 500 Index is a well known stock market index composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. Individual stocks are selected based on an analysis of the historical correlation between the return of every S&P 500 stock and the return of the S&P 500 Index itself. The Investment Manager may employ fundamental analysis of factors such as earnings and earnings growth, price to earnings ratio, dividend growth, and cash flows to choose among stocks that satisfy the correlation tests. Stocks chosen for the Fund are not limited to those with any particular weighting in the S&P 500 Index. The Fund may also invest in exchange traded funds based on the S&P 500 Index, such as Standard & Poor's Depositary Receipts.

Although the Fund invests principally in U.S. securities, it may invest in securities of companies located outside the U.S., principally through American Depositary Receipts ("ADRs") traded on U.S. markets. ADRs are dollar-denominated receipts issued generally by U.S. banks, which represent the deposit with the bank of a foreign company's securities. ADRs are publicly traded on exchanges or over-the-counter in the United States.

Under adverse or unstable market conditions, the Fund could invest some or all of its assets in cash, repurchase agreements and money market instruments of foreign or domestic issuers and the U.S. and foreign governments. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Security Global Fund

FUND FACTS

   Objective: Long-term growth of capital

   Benchmark: MSCI World Index

Sub- Adviser: OppenheimerFunds, Inc.

INVESTMENT OBJECTIVE

The Global Fund seeks long-term growth of capital primarily through investment in securities of companies in foreign countries and the United States.

                         PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by investing, under normal market conditions, in a diversified portfolio of securities with at least 65% of its total assets in at least three countries, one of which may be the United States. The Fund primarily invests in foreign and domestic common stocks or convertible stocks of growth-oriented companies considered to have appreciation possibilities. While the Fund may invest in the United States, there is no limit on its foreign investments. Investments in debt securities may be made when market conditions are uncertain.

The Fund may also invest a portion of its assets in options, futures contracts and foreign currencies, which may be used to hedge the Fund's portfolio, to increase returns or to maintain exposure to the equity markets. The Fund may also invest in emerging market countries.

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The Fund may actively trade its investments without regard to the length of time they have been owned by the Fund. This active trading may increase the costs the Fund incurs and entail negative tax consequences by generating short-term capital gains.

The Fund's sub-adviser, OppenheimerFunds, Inc. ("OppenheimerFunds"), uses a disciplined thematic approach to choose securities in foreign and U.S. markets. By considering the effect of key worldwide growth trends, OppenheimerFunds focuses on areas they believe offer some of the best opportunities for long-term growth. These trends include: (1) the growth of mass affluence; (2) the development of new technologies; (3) corporate restructuring; and (4) demographics.

OppenheimerFunds currently looks for the following:

-     Stocks of small, medium and large growth-oriented companies worldwide

-     Companies that stand to benefit from one or more global growth trends

- Businesses with strong competitive positions and high demand for their products or services

- Cyclical opportunities in the business cycle and sectors or industries that may benefit from those opportunities.

To lower the risks of foreign investing, such as currency fluctuations, OppenheimerFunds generally diversifies the Fund's investments broadly across countries and industries.

Under adverse or unstable market conditions, the Fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Security Mid Cap Value Fund

FUND FACTS

Objective: Long-term growth of capital

Benchmark: Russell 2500 Value Index

INVESTMENT OBJECTIVE

The Mid Cap Value Fund seeks long-term growth of capital.

                         PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of equity securities that, when purchased, have market capitalizations that are similar to those of companies in the Russell 2500 Value Index. Equity securities include common stock, rights, options, warrants and convertible debt securities. The Fund may also invest in ADRs.

The Investment Manager typically chooses equity securities that appear undervalued relative to assets, earnings, growth potential or cash flows. Due to the nature of value companies, the securities included in the Fund's portfolio typically consist of small-to medium-sized companies. The Fund is subject to the risks associated with investing in small capitalization companies.

The Fund may sell a security if it is no longer considered undervalued or when the company begins to show deteriorating fundamentals.

The Fund also may invest a portion of its assets in options and futures contracts. These instruments may be used to hedge the Fund's portfolio, to maintain exposure to the equity markets or to increase returns.

The Fund may invest in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index. The Fund may use these index-based investments as a way of managing its cash position or to gain exposure to the equity markets or a particular sector of the equity market, while maintaining liquidity. Certain investment company securities and other securities in which the Fund may invest

                                       8
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are restricted securities, which may be illiquid.

Under adverse or unstable market conditions, the Fund could invest some or all of its assets in cash or money market securities. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Security Small Cap Growth Fund

FUND FACTS

 Objective: Long-term growth of capital

 Benchmark: Russell 2000 Growth Index


Sub-Adviser: RS Investment Management, L.P.



INVESTMENT OBJECTIVE

The Small Cap Growth Fund seeks long-term growth of capital.

                        PRINCIPAL INVESTMENT STRATEGIES


The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies with market capitalization of $1.5 billion or less at the time of investment that, in the opinion of the Fund's sub-adviser, RS Investment Management, L.P. ("RS Investments"), have the potential for long-term capital growth. Equity securities include common and preferred stocks, and warrants and securities convertible into common or preferred stocks.



In selecting investments for the Fund, RS Investments seeks to invest in companies with sustainable revenue and earnings growth, companies that have a sustainable competitive advantage, superior financial characteristics, and strong management, and companies that are not widely-followed by Wall Street analysts. The Fund may sell a stock when the reasons for buying it no longer apply or when the stock's price fully reflects what RS Investments believes to be the company's value.


The Fund may invest the remainder of its assets in securities of companies of any size. The Fund may also engage in short sales of securities it expects to decline in price. The Fund will likely invest a portion of its assets in technology and internet-related companies.

Under adverse or unstable market conditions, the Fund could invest some or all of its assets in cash, fixed-income securities, money market securities or repurchase agreements. Although the Fund would do this only in seeking to avoid losses, it could reduce the benefit from any upswing in the market.

Security Enhanced Index Fund

FUND FACTS

  Objective: Outperform the S&P 500 Index

  Benchmark: S&P 500 Index

Sub-Adviser: Northern Trust Investments, N.A.

INVESTMENT OBJECTIVE

The Enhanced Index Fund seeks to outperform the S&P 500 Index through stock selection resulting in different weightings of common stocks relative to the index.

                         PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies in the S&P 500 Index and futures contracts representative of the stocks which make up the index. The S&P 500 Index is a well-known stock market index composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks.

The Investment Manager has engaged Northern Trust Investments, N.A. ("NTI") to provide investment advisory services to the Fund as a sub-adviser. Using a

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quantitative discipline, NTI determines whether the Fund should (1) overweight -
invest more in a particular stock, (2) underweight - invest less in a particular stock, or (3) hold a neutral position in the stock - invest a similar amount in a particular stock, relative to the proportion of the S&P 500 Index that the stock represents. While the majority of issues held by the Fund will be similar to those comprising the S&P 500 Index, unlike an S&P 500 index fund, approximately 150 issues will be over- or under-weighted relative to the index. In addition, NTI may determine that certain S&P 500 stocks should not be held by the Fund in any amount. NTI believes that its quantitative criteria will result in a portfolio with an overall risk similar to that of the S&P 500 Index.

The Fund may maintain up to 25% of its assets in short-term debt securities and money market instruments to meet redemption requests or to facilitate investment in the securities of the S&P 500 Index.

The Fund also may invest a portion of its assets in options and futures contracts. These instruments may be used to hedge the Fund's portfolio, to increase return potential or to maintain exposure to the equity markets. In addition, to enhance return potential, the Series may invest a limited portion of its assets in equity securities that are not included in the S&P 500 Index.

Under adverse or unstable market conditions, the Fund could invest some or all of its assets in cash or money market securities. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Security Select 25 Fund

FUND FACTS

Objective: Long-term growth of capital

Benchmark: Russell 1000(R) Growth Index

INVESTMENT OBJECTIVE

The Select 25 Fund(R) seeks long-term growth of capital.

                         PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by focusing its investments in a core position of 20-30 common stocks of growth companies which have exhibited consistent above average earnings and/or revenue growth. The Fund is non-diversified as defined in the Investment Company Act of 1940 ("1940 Act"), which means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. The Investment Manager selects what it believes to be premier growth companies as the core position for the Fund using a "bottom-up" approach in selecting growth stocks. A bottom-up approach means that the Investment Manager primarily analyzes the fundamentals of individual companies rather than focusing on broader market or sector themes. When analyzing individual companies, the Investment Manager considers various factors, which may include relative earnings growth, profitability trends, the company's financial strength, valuation analysis and strength of management. Portfolio holdings will be replaced when one or more of a company's fundamentals have changed and, in the opinion of the Investment Manager, it is no longer a premier growth company.

The Fund may invest a portion of its assets in options and futures contracts. These instruments may be used to hedge the Fund's portfolio, to maintain exposure to the equity markets or to increase returns.

The Fund also may invest in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index. The Fund may use these index-based investments as a way of managing its cash position or to gain exposure to the equity markets or a particular sector of the equity market, while maintaining liquidity.

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Under adverse or unstable market conditions, the Fund could invest some or all of its assets in cash or money market securities. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Security Large Cap Growth Fund

FUND FACTS

Objective: Long-term growth of capital

Benchmark: Russell 1000 Growth Index

INVESTMENT OBJECTIVE

The Large Cap Growth Fund seeks long-term growth of capital.

                        PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in common stock and other equity securities of large capitalization companies, and principally invests in companies that, in the opinion of the Investment Manager, have long-term capital growth potential. The Investment Manager defines large capitalization companies as those whose total market value is at least $5 billion at the time of purchase. The Fund invests primarily in a portfolio of common stocks, which may include ADRs and other securities with common stock characteristics, such as securities convertible into common stocks. The Fund is non-diversified as defined in the 1940 Act which means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. The Fund also may concentrate its investments in a particular industry that represents 20% or more of the Fund's benchmark index, the Russell 1000 Growth Index. Concentration means investment of more than 25% of the value of the Fund's assets in any one industry. The Fund's concentration policy would allow the Fund to overweight an industry relative to the index even if such overweighting resulted in investment of more than 25% of the Fund's assets in that industry. Currently, no industry represents 20% or more of the index.

The Investment Manager uses a growth-oriented strategy to choose equity securities, which means that it invests in companies whose earnings are believed to be in a relatively strong growth trend. In identifying companies with favorable growth prospects, the Investment Manager considers many factors including, but not limited to: prospects for above-average sales and earnings growth; high return on invested capital; overall financial strength; competitive advantages, including innovative products and services; effective research, product development and marketing; and stable, effective management.

The Fund typically sells a stock when the reasons for buying it no longer apply, or when the company begins to show deteriorating fundamentals or poor relative performance.

The Fund may also invest a portion of its assets in options and futures contracts. These instruments may be used to hedge the Fund's portfolio, to increase returns or to maintain exposure to the equity markets.

The Fund may invest in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index. The Fund may use these index-based investments as a way of managing its cash position or to gain exposure to the equity markets or a particular sector of the equity market, while maintaining liquidity.

Under adverse or unstable market conditions, the Fund could invest some or all of its assets in cash or money market securities. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Security Mid Cap Growth Fund

FUND FACTS

Objective: Capital appreciation

Benchmark: Russell 2500 Growth Index

INVESTMENT OBJECTIVE

The Mid Cap Growth Fund seeks capital appreciation.

                         PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of equity securities that, when purchased, have market capitalizations that are similar to those of companies in the Russell 2500 Growth Index. Equity securities include common stock, rights, options, warrants and convertible debt securities.

The Investment Manager uses a "bottom-up" approach to choose portfolio securities that it believes are attractively valued with the greatest potential for appreciation. The Investment Manager identifies the securities of companies that are in the early to middle stages of growth and are valued at a reasonable price. Equity securities considered to have appreciation potential may include securities of smaller and less mature companies which have unique proprietary products or profitable market niches and the potential to grow very rapidly. The Fund is therefore subject to the risks associated with investing in small capitalization companies.

The Fund also may invest a portion of its assets in options and futures contracts. These instruments may be used to hedge the Fund's portfolio, to increase returns or to maintain exposure to the equity markets. The Fund may also invest in ADRs.

The Fund may invest in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index. The Fund may use these index-based investments as a way of managing its cash position, to gain exposure to the equity markets, or a particular sector of the equity market, while maintaining liquidity. Certain investment company securities and other securities in which the Fund may invest are restricted securities, which are illiquid.

The Fund typically sells a stock if its growth prospects diminish, or if better opportunities become available.

Under adverse or unstable market conditions, the Fund could invest some or all of its assets in cash or money market securities. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

PRINCIPAL RISKS

The following chart summarizes the principal risks applicable to the Funds. However, the fact that a particular risk is not indicated as a principal risk for a Fund does not mean that the Fund is prohibited from investing its assets in securities which give rise to that risk. It simply means that the risk is not a principal risk for that Fund. For example, the risk of investing in smaller companies is not listed as a principal risk for Large Cap Value Fund. This does not mean that Large Cap Value Fund is prohibited from investing in smaller companies, only that the risk of smaller companies is not one of the main risks associated with Large Cap Value Fund. The Portfolio Manager for a Fund has considerable leeway in choosing investment strategies and selecting securities that he or she believes will help the Fund achieve its investment objective. In seeking to meet its investment objective, a Fund's assets may be invested in any type of security or instrument whose investment characteristics are consistent with the Fund's investment program.

                                    Large                                        Small                     Large    Mid
                                     Cap              Alpha             Mid Cap   Cap    Enhanced  Select   Cap     Cap
                                    Value  Equity  Opportunity  Global   Value   Growth    Index     25    Growth  Growth
                                    -----  ------  -----------  -----   -------  ------  --------  ------  ------  ------
Market Risk                           -        -         -         -       -        -        -        -       -      -
Smaller Companies                                        -         -       -        -                                -
Value Stocks                          -        -         -                 -
Growth Stocks                                  -         -         -                -        -        -       -      -
Short Sales                                              -                          -
Management Risk                                          -
Foreign Securities                    -                  -         -
Emerging Markets                                                   -
Equity Derivatives                    -        -         -         -       -                 -        -       -      -
Leverage                              -        -         -         -       -                 -                -      -
Fixed-Income Securities                                  -                          -
Focused Investment Strategy                                                                           -
Non-Diversification                                                                                   -       -
Investment in Investment Companies             -         -                 -                          -       -      -
Industry Concentration                                                                                        -
Restricted Securities                                                      -                                         -
Active Trading                        -                  -         -
Technology Stocks                                                                   -
Overweighting                                                                                -        -

An investment in the Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of an investment in the Funds will fluctuate and is subject to investment risks, which means investors could lose money.

MARKET RISK -- Equity securities fluctuate in price and their prices tend to fluctuate more dramatically over the shorter term than do the prices of other asset classes. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence or changes in economic, political or financial market conditions.

SMALLER COMPANIES -- The equity securities of smaller companies may be particularly volatile, especially during periods of economic uncertainty. Securities of smaller companies may present additional risks because their earnings are less predictable, their share prices tend to be more volatile and their securities often are less liquid than larger, more established companies.

VALUE STOCKS -- Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, or that their prices may go down. While the Funds' investments in value stocks may limit downside risk over time, a Fund may, as a trade-off, produce more modest gains than riskier stock funds.

GROWTH STOCKS -- Investments in growth stocks may lack the dividend yield that can cushion stock prices in market downturns. Growth companies often are expected to increase their earnings at a certain rate. If expectations are not met, investors can punish the stocks, even if earnings do increase.

SHORT SALES -- A short sale entails selling a borrowed security with the expectation that the price of the security will decline, so that the Fund may purchase the security at a lower price when the Fund must return the security that it borrowed. While the potential losses associated with investing in stocks are typically limited to the original cost of the securities, the potential for losses associated with short positions is much greater than the original value of the securities sold short. The Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price, resulting in a loss. The use of short sales may cause the Fund to have higher expenses than those of equity mutual funds that do not engage in short sales, including the cost of paying the lender an amount equal to any dividends on the borrowed securities.

MANAGEMENT RISK -- Alpha Opportunity Fund is subject to management risk because it is an actively managed investment portfolio. There is no guarantee that the management techniques employed with respect to the index strategy will closely track the performance of the S&P 500 Index. Also, Mainstream and its portfolio manager will apply investment techniques and risk analyses in making investment decisions for the portion of the Fund managed by Mainstream, but there can be no guarantee that these will produce the desired results.

FOREIGN SECURITIES -- Investing in foreign securities, including investing in foreign securities through ADRs, involves additional risks such as currency fluctuations, differences in financial reporting, accounting and auditing standards, a lack of adequate company information, a lesser degree of regulatory and legal oversight of securities markets and participants therein, nationalization, expropriation or confiscatory taxation, and political instability or adverse diplomatic developments. These risks may increase in underdeveloped capital markets.

EMERGING MARKETS -- All of the risks of investing in foreign securities are heightened by investing in less developed and developing countries, which are sometimes referred to as emerging markets. The markets of developing countries historically have been more volatile than the markets of developed countries with mature economies. These markets often have provided higher rates of return, and greater risks, to investors.

EQUITY DERIVATIVES -- Equity derivatives include options, futures and options on futures, which may be used to hedge a Fund's portfolio, to increase returns or to maintain exposure to a market without buying individual securities. These investments may pose risks in addition to those associated with investing directly in securities or other investments. These risks may include illiquidity of the equity derivative, imperfect correlation with underlying investments or the Fund's other portfolio holdings, and lack of availability. Accordingly, there is the risk that such practices may fail to serve their intended purposes, and may reduce returns or increase volatility. These practices also entail transactional expenses.

LEVERAGE -- The use of derivatives may create leveraging risk. For example, because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial impact on the net asset value of the Fund. Leveraging may cause a Fund to be more volatile than if it had not been leveraged. To mitigate leveraging risk, the Fund segregates liquid assets to meet its obligations under, or otherwise covers, the transactions that may give rise to this risk.

FIXED-INCOME SECURITIES -- Fixed-income investing may present risks because the market value of fixed-income investments generally is affected by changes in interest rates. When interest rates rise, the market value of a fixed-income security generally declines. Generally, the longer a bond's maturity, the greater the risk. A bond's value can also be affected by changes in the credit rating or financial condition of its issuer. Investments in higher yielding, high risk debt securities may present additional risk because these securities may be less liquid than investment grade bonds, and because they are more susceptible to the risk that the issuer will not be able to make the requisite principal and interest payments. They also tend to be more susceptible to high interest rates and to real or perceived adverse economic and competitive industry conditions. Bond values fluctuate, and an investor may receive more or less money than originally invested.

FOCUSED INVESTMENT STRATEGY -- The typical diversified stock mutual fund might hold between 80 and 120 stocks in its portfolio. A fund which focuses its investments in a smaller number of stocks may be more volatile than the typical diversified stock fund.

NON-DIVERSIFICATION -- A non-diversified Fund may hold larger positions in a smaller number of securities than a diversified Fund. As a result, a change in the market value of a single security may have a greater impact on a Fund's net asset value and total return. A non-diversified Fund is expected to be more volatile than a diversified Fund.

INVESTMENT IN INVESTMENT COMPANIES -- Investments in investment companies or other investment vehicles may include index-based investments such as Standard & Poor's Depositary Receipts ("SPDRs") and similar securities of other investment companies or other investment vehicles. SPDRs are securities issued by an investment company whose shares are intended to closely track the performance of the S&P 500 Index. Such index-based investments are securities issued by an investment company or vehicle whose shares are intended to closely track the performance of the applicable index. To the extent a Fund invests in other investment companies or vehicles, it will incur its pro rata share of the underlying investment companies' or vehicles' expenses, such as investment advisory and other management expenses, and shareholders will be required to pay the operating expenses of two investment vehicles. In addition, a Fund will be subject to the effects of business and regulatory developments that affect an underlying investment company or vehicle or the investment company industry generally.

INDUSTRY CONCENTRATION -- A Fund is subject to industry concentration risk when it concentrates investments in industry or sector-specific stocks. Industry concentration risk is the risk that the Fund's return could be hurt significantly by problems affecting a particular sector. A sector fund concentrates its investments in a particular industry or group of related industries and its performance may significantly increase or decrease due to developments in that sector.

RESTRICTED SECURITIES -- Restricted securities cannot be sold to the public without registration under the Securities Act of 1933 ("1933 Act"). Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities are generally considered illiquid and, therefore, subject to the Fund's limitation on illiquid securities.

Restricted securities (including Rule 144A Securities) may involve a high degree of business and financial risk which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund. In particular, Rule 144A Securities may be resold only to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. Rule 144A permits the resale to "qualified institutional buyers" of "restricted securities" that, when issued, were not of the same class as securities listed on a U.S. securities exchange or quoted in the National Association of Securities Dealers Automated Quotation System ("Rule 144A Securities").

Investing in Rule 144A Securities and other restricted securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.

ACTIVE TRADING -- Active trading will increase the costs a Fund incurs and as a result, may lower a Fund's performance. It may also increase the amount of tax an investor pays on the Fund's returns.

TECHNOLOGY STOCKS -- Companies in the rapidly changing fields of technology often face unusually high price volatility, both in terms of gains and losses. The potential for wide variation in performance is based on the special risks common to these stocks. For example, products or services that at first appear promising may not prove commercially successful or may become obsolete quickly. Earnings disappointments can result in sharp price declines. The level of risk will be increased to the extent that the Fund has significant exposure to smaller or unseasoned companies (those with less than a three-year operating history), which may not have established products or more experienced management.

OVERWEIGHTING -- Overweighting investments in certain sectors or industries of the stock market increases the risk that a Fund will suffer a loss because of general declines in the prices of stocks in those sectors or industries.

ADDITIONAL INFORMATION -- For more information about the Funds' investment program, including additional information about the risks of certain types of investments, please see the "Investment Policies and Management Practices" section of this prospectus and the Statement of Additional Information.

PORTFOLIO HOLDINGS


A description of the Funds' policies and procedures with respect to the disclosure of the Funds' underlying portfolio securities is available in the Funds' Statement of Additional Information and on its website at www.securitybenefit.com. In addition, investors should note that the Funds publish a complete list of their month-end portfolio holdings on its website generally within one to two days after the end of each calendar month. Such information will remain online for 4 months.


PAST PERFORMANCE


The charts and tables below and on the following pages provide some indication of the risks of investing in the Funds by showing changes in the Funds' Class A share performance from year to year and by showing how the Funds' average annual returns have compared to those of broad measures of market performance. The tables also show how the Funds' average annual total returns for the periods indicated compare to those of broad measures of market performance. In addition, some Funds may make a comparison to a narrower index that more closely mirrors that Fund. Fee waivers and/or reimbursements reduced expenses of some of the Funds and in the absence of such waivers and/or reimbursements, the performance quoted would be reduced. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.



The bar charts do not reflect the impact of taxes on distributions or the sales charge applicable to Class A shares which, if reflected, would lower the returns shown. Average annual total returns for each Fund's Class A shares include a deduction of the 5.75% front-end sales charge. Class B shares include a deduction of the appropriate deferred sales charge (5% in the first year declining to 0% in the sixth and later years). Class C shares include a deduction of the deferred sales charge of 1% in the first year.

Security Large Cap Value Fund - Class A(1)

HIGHEST AND LOWEST RETURNS
(Quarterly 1995-2004)


HIGHEST QUARTER
Q3 ended September 30, 1997               15.50%

LOWEST QUARTER
Q3 ended September 30, 2002              -19.05%


[BAR CHART]

YEAR    PERCENTAGE
1995       27.8%
1996       12.0%
1997       31.7%
1998       -0.3%
1999        2.5%
2000       -7.2%
2001       -5.6%
2002      -24.2%
2003       27.3%
2004       10.1%

1 Dreyfus became the sub-adviser to the Fund effective January 1, 2001. Prior to this date, advisory services were provided by the Investment Manager.

Average Annual Total Returns
(through December 31, 2004)


                                                                                   10 Years/
                                                                  1 Year  5 Years  Inception
Class A
  Return Before Taxes                                              3.78%  -2.59%     6.05%
  Return After Taxes on Distributions(1)                           3.78%  -2.70%     3.97%
  Return After Taxes on Distributions and Sale of Fund Shares(1)   2.45%  -2.25%     4.20%
Class B                                                            4.32%  -2.70%     5.82%(2)
Class C                                                            8.34%  -2.24%    -1.46%(2)
S&P Barra Value Index
  (reflects no deduction for fees, expenses or taxes)(3)          15.71%   2.48%    12.24%


1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only. After-tax returns for Class B and C will vary.

2 For the period beginning January 29, 1999 (date of inception) to December 31, 2004.

3 The S&P Barra Value Index is a capitalization weighted index of all stocks in the S&P 500 Index that have low price-to-book ratios. It is designed so that approximately 50% of the market capitalization of the S&P 500 Index is in the S&P Barra Value Index.

Security Equity Fund - Class A


HIGHEST AND LOWEST RETURNS
(Quarterly 1995-2004)


HIGHEST QUARTER
Q4 ended December 31, 1998               20.90%

LOWEST QUARTER
Q3 ended September 20, 2002             -15.17%


[BAR CHART]

YEAR    PERCENTAGE
1995       38.4%
1996       22.7%
1997       29.6%
1998       26.5%
1999       11.0%
2000      -12.5%
2001      -11.9%
2002      -23.6%
2003       20.9%
2004        7.4%

AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2004)


                                                                                   10 Years/
                                                                  1 Year  5 Years  Inception
Class A
  Return Before Taxes                                              1.17%   -6.33%    8.33%
  Return After Taxes on Distributions(1)                           0.19%   -7.06%    6.86%
  Return After Taxes on Distributions and Sale of Fund Shares(1)   2.06%   -5.34%    6.81%
Class B                                                            1.45%   -6.44%    8.11%
Class C                                                            5.46%   -6.03%   -3.87%(2)
S&P 500 Index
  (reflects no deduction for fees, expenses or taxes)(3)          10.87%    -2.3%   12.07%


1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only. After-tax returns for Class B and C will vary.

2 For the period beginning January 29, 1999 (date of inception) to December 31, 2004.

3 The S&P 500 Index is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks.

Security Alpha Opportunity Fund - Class A



HIGHEST AND LOWEST RETURNS
(Quarterly 2004)



HIGHEST QUARTER
Q4 ended December 31, 2004              7.00%

LOWEST QUARTER
Q3 ended September 30, 2004             0.86%


[BAR CHART]


YEAR    PERCENTAGE
2004       12.3%



AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2004)



                                                                  1 Year  Since Inception(2)
Class A
  Return Before Taxes                                              5.83%       16.36%
  Return After Taxes on Distributions(1)                           3.61%       13.45%
  Return After Taxes on Distributions and Sale of Fund Shares(1)   3.98%       12.36%
Class B                                                            6.49%       17.73%
Class C                                                           10.49%       20.20%
S&P 500 Index
   (reflects no deduction for fees, expenses or taxes)(3)         10.87%       17.68%



1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only. After-tax returns for Class B and C will vary.



2     For the period beginning July 7, 2003 (date of inception) to December 31,
      2004.



3 The S&P 500 Index is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks.

Security Global Fund - Class A

HIGHEST AND LOWEST RETURNS
(Quarterly 1995-2004)


HIGHEST QUARTER
Q3 ended December 31, 1999               37.45%

LOWEST QUARTER
Q3 ended September 30, 2002             -18.96%


[BAR CHART]

YEAR    PERCENTAGE
1995       10.4%
1996       17.1%
1997        6.9%
1998       19.2%
1999       54.8%
2000        3.1%
2001      -13.2%
2002      -24.2%
2003       41.6%
2004       18.0%

AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2004)


                                                                                     Since
                                                                  1 Year  5 Years  Inception
Class A
  Return Before Taxes                                              11.15%   1.32%    10.53%
  Return After Taxes on Distributions(1)                           11.15%   0.21%     8.56%
  Return After Taxes on Distributions and Sale of Fund Shares(1)    7.25%   0.57%     8.11%
Class B                                                            12.14%   1.75%    10.56%
Class C                                                            16.06%   1.71%     8.67%(2)
MSCI World Index
   (reflects no deduction for fees, expenses or taxes)(3)          14.72%  -2.45%     8.09%


1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only. After-tax returns for Class B and C will vary.

2 For the period beginning January 29, 1999 (date of inception) to December 31, 2004.

3 The MSCI World Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

Security Mid Cap Value Fund - Class A


HIGHEST AND LOWEST RETURNS
(Quarterly 1998-2004)


HIGHEST QUARTER
Q2 ended June 30, 2003                   27.21%]

LOWEST QUARTER
Q3 ended September 30, 2002             -22.48%]

[BAR CHART]

YEAR    PERCENTAGE
1998       16.1%
1999       21.8%
2000       26.7%
2001       11.3%
2002      -14.9%
2003       51.8%
2004       26.8%

AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2004)


                                                                                     Since
                                                                  1 Year  5 Years  Inception
Class A
  Return Before Taxes                                             19.54%  16.85%    19.54%(2)
  Return After Taxes on Distributions(1)                          18.27%  15.92%    18.83%(2)
  Return After Taxes on Distributions and Sale of Fund Shares(1)  14.16%  14.42%    17.35%(2)
Class B                                                           20.87%  17.01%    19.59%(2)
Class C                                                           24.91%  17.20%    18.10%(3)
Russell 2500 Value Index
  (reflects no deduction for fees, expenses or taxes)(4)          21.58%  16.05%    13.91%



1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only. After-tax returns for Class B and C will vary.



2     For the period beginning May 1, 1997 (date of inception) to December 31,
      2004.



3 For the period beginning January 29, 1999 (date of inception) to December 31, 2004.



4 The Russell 2500 Value Index is an unmanaged index that measures the performance of securities of small-to-mid cap U.S. companies with greater-than-average value orientation.

Security Small Cap Growth Fund - Class A

HIGHEST AND LOWEST RETURNS
(Quarterly 1998-2004)


HIGHEST QUARTER
Q4 ended December 31, 1999               53.00%

LOWEST QUARTER
Q1 ended March 31, 2001                 -27.00%


[BAR CHART]

YEAR    PERCENTAGE
1998       10.4%
1999       87.2%
2000       -9.6%
2001      -28.9%
2002      -27.3%
2003       55.1%
2004       16.1%

AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2004)


                                                                                     Since
                                                                  1 Year  5 Years  Inception
Class A
  Return Before Taxes                                              9.46%   -4.53%   6.51%(2)
  Return After Taxes on Distributions(1)                           9.46%   -4.85%   6.11%(2)
  Return After Taxes on Distributions and Sale of Fund Shares(1)   6.15%   -3.88%   5.51%(2)
Class B                                                           10.21%   -4.58%   6.38%(2)
Class C                                                           14.25%   -4.16%   6.15%(3)
Russell 2000 Growth Index
   (reflects no deduction for fees, expenses or taxes)(4)         14.31%   -3.57%   1.43%(5)


1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only. After-tax returns for Class B and C will vary.

2 For the period beginning October 15, 1997 (date of inception) to December 31, 2004.

3 For the period beginning January 29, 1999 (date of inception) to December 31, 2004.

4 The Russell 2000 Growth Index is an unmanaged index that measures the performance of securities of smaller U.S. companies with greater-than-average growth orientation.

5 Index performance information is only available to the Fund at the beginning of each month. The Russell 2000 Growth Index performance is for the period October 1, 1997 to December 31, 2004. Index performance assumes reinvestment of dividends and distributions.

Security Enhanced Index - Class A

HIGHEST AND LOWEST RETURNS
(Quarterly 2000-2004)


HIGHEST QUARTER
Q1 ended March 31, 2000                  15.77%

LOWEST QUARTER
Q3 ended September 30, 2002             -17.54%


[BAR CHART]


YEAR    PERCENTAGE
2000      -10.1%
2001      -13.5%
2002      -23.5%
2003       27.0%
2004        9.0%


AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2004)


                                                                                     Since
                                                                  1 Year  5 Years  Inception(2)
Class A
  Return Before Taxes                                              2.73%   -4.92%     - 1.71%
  Return After Taxes on Distributions(1)                           2.73%   -4.96%     - 1.80%
  Return After Taxes on Distributions and Sale of Fund Shares(1)   1.78%   -4.13%     - 1.48%
Class B                                                            3.21%   -4.97%     - 1.52%
Class C                                                            7.19%   -4.58%     - 1.48%
S&P 500 Index
   (reflects no deduction for fees, expenses or taxes)(3)         10.87%   -2.30%       1.25%(4)



1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only. After-tax returns for Class B and C will vary.



2 For the period beginning January 29, 1999 (date of inception) to December 31, 2004.



3 The S&P 500 Index is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks.



4 Index performance information is only available to the Fund at the beginning of each month. The S&P 500 Index performance is for the period January 1, 1999 to December 31, 2004. Index performance assumes reinvestment of dividends and distributions.

Security Select 25 Fund - Class A

HIGHEST AND LOWEST RETURNS
(Quarterly 2000-2004)


HIGHEST QUARTER
Q4 ended December 31, 2001               20.45%

LOWEST QUARTER
Q3 ended September 30, 2001             -18.76%


[BAR CHART]

YEAR    PERCENTAGE
2000      -17.7%
2001      -10.9%
2002      -26.3%
2003       16.9%
2004       10.9%

AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2004)


                                                                                     Since
                                                                  1 Year  5 Years  Inception(2)
Class A
  Return Before Taxes                                             4.55%   -7.95%   -3.24%
  Return After Taxes on Distributions(1)                          4.55%   -7.95%   -3.24%
  Return After Taxes on Distributions and Sale of Fund Shares(1)  2.96%   -6.57%   -2.72%
Class B                                                           5.13%   -7.92%   -2.96%
Class C                                                           9.11%   -7.55%   -2.92%
Russell 1000 Growth Index
   (reflects no deduction for fees, expenses or taxes)(3)         6.30%   -9.29%   -3.30%



1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only. After-tax returns for Class B and C will vary.



2 For the period beginning January 29, 1999 (date of inception) to December 31, 2004.



3 The Russell 1000 Growth Index is an unmanaged index which includes stocks incorporated in the United States and its territories and measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Index performance assumes reinvestment of dividends and distributions.

Security Large Cap Growth Fund - Class A

HIGHEST AND LOWEST RETURNS
(Quarterly 2001-2004)


HIGHEST QUARTER
Q2 ended June 30, 2003                   13.06%

LOWEST QUARTER
Q4 ended June 30, 2002                  -18.50%


[BAR CHART]

YEAR    PERCENTAGE
2001      -15.6%
2002      -27.2%
2003       23.5%
2004        2.6%

AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2004)


                                                                                                Since
                                                                                     1 Year  Inception(2)
Class A
  Return Before Taxes                                                                -3.25%   -10.71%
  Return After Taxes on Distributions(1)                                             -3.25%   -10.71%
  Return After Taxes on Distributions and Sale of Fund Shares(1)                     -2.11%    -8.79%
Class B                                                                              -3.14%   -10.71%
Class C                                                                               0.86%   -10.23%
Russell 1000(R) Growth Index (reflects no deduction for fees, expenses or taxes)(3)   6.30%   -10.31%


1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only. After-tax returns for Class B and C will vary.

2     For the period beginning May 1, 2000 (date of inception) to December 31,
      2004.

3 The Russell 1000 Growth Index is an unmanaged index which includes stocks incorporated in the United States and its territories and measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Index performance assumes reinvestment of dividends and distributions.

Security Mid Cap Growth Fund - Class A

HIGHEST AND LOWEST RETURNS
(Quarterly 1995-2004)


HIGHEST QUARTER
Q4 ended December 31, 1999               37.08%

LOWEST QUARTER
Q3 ended September 30, 2001             -27.27%


[BAR CHART]

YEAR    PERCENTAGE
1995       19.3%
1996       18.0%
1997       17.8%
1998       16.7%
1999       59.7%
2000       16.4%
2001      -14.6%
2002      -27.6%
2003       56.0%
2004        9.6%

AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2004)


                                                                                    10 Years/
                                                                  1 Year  5 Years  Inception
Class A
  Return Before Taxes                                              3.26%    3.01%    13.62%
  Return After Taxes on Distributions(1)                           2.37%    2.25%    11.93%
  Return After Taxes on Distributions and Sale of Fund Shares(1)   3.28%    2.39%    11.34%
Class B                                                            3.79%    2.98%    13.36%
Class C                                                            7.83%    3.37%    10.37%(2)
Russell 2500 Growth Index
  (reflects no deduction for fees, expenses or taxes)(3)          14.59%   -2.32%     5.55%



1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only. After-tax returns for Class B and C will vary.



2 For the period beginning January 29, 1999 (date of inception) to December 31, 2004.



3 The Russell 2500 Growth Index is an unmanaged index that measures the performance of securities of small-to-mid cap U.S. companies with greater-than-average growth orientation.

FEES AND EXPENSES OF THE FUNDS

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.

SHAREHOLDER FEES

Fees paid directly from your investment.

Unless otherwise noted, the following fees apply to all of the Funds:

                                                                           CLASS A    CLASS B    CLASS C
                                                                           SHARES    SHARES(1)   SHARES
Maximum Sales Charge Imposed on Purchases                                  5.75%       None        None
(as a percentage of offering price)
Maximum Deferred Sales Charge (as a percentage of original purchase price   None(2)     5%(3)      1%(4)
or redemption proceeds, whichever is lower)
Global Fund Only -- Redemption Charge                                         2%(5)    None        None
(as a percentage of amount redeemed or exchanged)

1 Class B shares convert tax-free to Class A shares automatically after eight years.

2 Purchases of Class A shares in amounts of $1,000,000 or more are not subject to an initial sales load; however, a deferred sales charge of 1% is imposed in the event of redemption within one year of purchase.

3 5% during the first year, decreasing to 0% in the sixth and following years.

4 A deferred sales charge of 1% is imposed in the event of redemption within one year of purchase.

5 A redemption charge of 2% will be assessed on any shares redeemed or exchanged within 30 days after the date they were acquired. This charge does not apply to (1) shares held in retirement plans purchased from the Investment Manager or an affiliate or that are administered by the Investment Manager or an affiliate, such as 401(k), 403(b), 457, Keogh, SIMPLE IRA, SEP-IRA and money purchase pension accounts, (2) shares purchased through the reinvestment of dividends or capital gains distributions, or (3) redemptions in an amount less than $10,000.

ANNUAL FUND OPERATING EXPENSES

Expenses that are deducted from Fund assets.


                                           CLASS A  CLASS B  CLASS C
LARGE CAP VALUE FUND
Management fee ..........................   0.75%    0.75%    0.75%
Distribution (12b-1) fees ...............   0.25%    1.00%    1.00%
Other expenses ..........................   0.52%    0.52%    0.53%
TOTAL ANNUAL FUND OPERATING EXPENSES.....   1.52%    2.27%    2.28%
EQUITY FUND
Management fee ..........................   0.75%    0.75%    0.75%
Distribution (12b-1) fees ...............   0.25%    1.00%    1.00%
Other expenses ..........................   0.28%    0.28%    0.28%
TOTAL ANNUAL FUND OPERATING EXPENSES.....   1.28%    2.03%    2.03%
ALPHA OPPORTUNITY FUND
Management fee(1) .......................   2.03%    2.03%    2.03%
Distribution (12b-1) fees ...............   0.25%    1.00%    1.00%
Other expenses ..........................   1.29%    1.26%    1.27%
TOTAL ANNUAL FUND OPERATING EXPENSES(2)..   3.57%    4.29%    4.30%

                                            CLASS A  CLASS B  CLASS C
GLOBAL FUND
Management fee ..........................    1.00%    1.00%    1.00%
Distribution (12b-1) fees ...............    0.25%    1.00%    1.00%
Other expenses ..........................    0.54%    0.54%    0.54%
TOTAL ANNUAL FUND OPERATING EXPENSES.....    1.79%    2.54%    2.54%
MID CAP VALUE FUND
Management fee ..........................    0.93%    0.93%    0.93%
Distribution (12b-1) fees ...............    0.25%    1.00%    1.00%
Other expenses ..........................    0.30%    0.30%    0.30%
TOTAL ANNUAL FUND OPERATING EXPENSES.....    1.48%    2.23%    2.23%
SMALL CAP GROWTH FUND
Management fee ..........................    1.00%    1.00%    1.00%
Distribution (12b-1) fees ...............    0.25%    1.00%    1.00%
Other expenses ..........................    0.84%    0.84%    0.84%
TOTAL ANNUAL FUND OPERATING EXPENSES.....    2.09%    2.84%    2.83%
ENHANCED INDEX FUND
Management fee ..........................    0.75%    0.75%    0.75%
Distribution (12b-1) fees ...............    0.25%    1.00%    1.00%
Other expenses ..........................    0.80%    0.80%    0.80%
TOTAL ANNUAL FUND OPERATING EXPENSES(2)..    1.80%    2.55%    2.55%
SELECT 25 FUND
Management fee ..........................    0.75%    0.75%    0.75%
Distribution (12b-1) fees ...............    0.25%    1.00%    1.00%
Other expenses ..........................    0.56%    0.56%    0.56%
TOTAL ANNUAL FUND OPERATING EXPENSES.....    1.56%    2.31%    2.31%
LARGE CAP GROWTH FUND
Management fee ..........................    1.00%    1.00%    1.00%
Distribution (12b-1) fees ...............    0.25%    1.00%    1.00%
Other expenses ..........................    0.75%    0.72%    0.77%
TOTAL ANNUAL FUND OPERATING EXPENSES(2)..    2.00%    2.72%    2.77%
MID CAP GROWTH FUND
Management fee ..........................    0.75%    0.75%    0.75%
Distribution (12b-1) fees ...............    0.25%    1.00%    1.00%
Other expenses ..........................    0.41%    0.41%    0.41%
TOTAL ANNUAL FUND OPERATING EXPENSES.....    1.41%    2.16%    2.16%


1 Alpha Opportunity Fund pays an advisory fee that will range from 1.25% to 2.75% of average daily net assets based upon the Fund's performance relative to the S&P 500 Index. See the discussion of such fee under "Management Fees."


2 In the fiscal year 2004, the Enhanced Index, Alpha Opportunity and Large Cap Growth Funds' expenses were lower than the amounts indicated above due to voluntary waivers and/or reimbursements by the Investment Manager. The total annual operating expenses for the Enhanced Index Fund, taking these voluntary waivers/reimbursements into account, was 1.80% for Class A shares and 2.55% for Class B and C shares of the Enhanced Index Fund. Taking the voluntary waivers/reimbursements into account, the total annual operating expenses for the Alpha Opportunity Fund were 3.57% for Class A shares and 3.53% for Class B and C shares, and 2.00% for Class A shares, 2.56% for Class B shares and 2.61% for Class C shares of the Large Cap Growth Fund.

EXAMPLE

This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

Each Example assumes that you invest $10,000 in a Fund for the time periods indicated. Each Example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:

You would pay the following expenses if you redeemed your shares at the end of each period.


CLASS A                   1 YEAR    3 YEARS   5 YEARS  10 YEARS
-------                   ------    -------   -------  --------
Large Cap Value Fund      $  721    $1,028    $1,356    $2,283
Equity Fund                  698       958     1,237     2,031
Alpha Opportunity            914     1,606     2,319     4,190
Global Fund                  746     1,106     1,489     2,559
Mid Cap Value Fund           717     1,016     1,336     2,242
Small Cap Growth             775     1,192     1,634     2,857
Enhanced Index Fund          747     1,109     1,494     2,569
Select 25 Fund               725     1,039     1,376     2,325
Large Cap Growth             766     1,166     1,591     2,768
Mid Cap Growth Fund          710       996     1,302     2,169



CLASS B                   1 YEAR    3 YEARS   5 YEARS  10 YEARS
-------                   ------    -------   -------  --------
Large Cap Value Fund      $  730    $1,009    $1,415    $2,417
Equity Fund                  706       937     1,293     2,166
Alpha Opportunity            931     1,601     2,383     4,289
Global Fund                  757     1,091     1,550     2,692
Mid Cap Value Fund           726       997     1,395     2,376
Small Cap Growth             787     1,180     1,699     2,988
Enhanced Index Fund          758     1,093     1,555     2,702
Select 25 Fund               734     1,021     1,435     2,458
Large Cap Growth             775     1,144     1,640     2,868
Mid Cap Growth Fund          719       976     1,359     2,303



CLASS C                   1 YEAR    3 YEARS   5 YEARS  10 YEARS
-------                   ------    -------   -------  --------
Large Cap Value Fund      $  331    $  712    $1,220    $2,615
Equity Fund                  306       637     1,093     2,358
Alpha Opportunity            532     1,304     2,188     4,454
Global Fund                  357       791     1,350     2,875
Mid Cap Value Fund           326       697     1,195     2,565
Small Cap Growth             386       877     1,494     3,157
Enhanced Index Fund          358       793     1,355     2,885
Select 25 Fund               334       721     1,235     2,646
Large Cap Growth             380       859     1,464     3,099
Mid Cap Growth Fund          319       676     1,159     2,493

You would pay the following expenses if you did not redeem your shares.


CLASS A                   1 YEAR    3 YEARS   5 YEARS  10 YEARS
-------                   ------    -------   -------  --------
Large Cap Value Fund      $  721    $1,028    $1,356    $2,283
Equity Fund                  698       958     1,237     2,031
Alpha Opportunity            914     1,606     2,319     4,190
Global Fund                  746     1,106     1,489     2,559
Mid Cap Value Fund           717     1,016     1,336     2,242
Small Cap Growth             775     1,192     1,634     2,857
Enhanced Index Fund          747     1,109     1,494     2,569
Select 25 Fund               725     1,039     1,376     2,325
Large Cap Growth             766     1,166     1,591     2,768
Mid Cap Growth Fund          710       996     1,302     2,169



CLASS B                   1 YEAR    3 YEARS   5 YEARS  10 YEARS
-------                   ------    -------   -------  --------
Large Cap Value Fund      $  230    $  709    $1,215    $2,417
Equity Fund                  206       637     1,093     2,166
Alpha Opportunity            431     1,301     2,183     4,289
Global Fund                  257       791     1,350     2,692
Mid Cap Value Fund           226       697     1,195     2,376
Small Cap Growth             287       880     1,499     2,988
Enhanced Index Fund          258       793     1,355     2,702
Select 25 Fund               234       721     1,235     2,458
Large Cap Growth             275       844     1,440     2,868
Mid Cap Growth Fund          219       676     1,159     2,303



CLASS C                   1 YEAR    3 YEARS   5 YEARS  10 YEARS
-------                   ------    -------   -------  --------
Large Cap Value Fund      $  231    $  712    $1,220    $2,615
Equity Fund                  206       637     1,093     2,358
Alpha Opportunity            432     1,304     2,188     4,454
Global Fund                  257       791     1,350     2,875
Mid Cap Value Fund           226       697     1,195     2,565
Small Cap Growth             286       877     1,494     3,157
Enhanced Index Fund          258       793     1,355     2,885
Select 25 Fund               234       721     1,235     2,646
Large Cap Growth             280       859     1,464     3,099
Mid Cap Growth Fund          219       676     1,159     2,493

INVESTMENT MANAGER


Security Management Company, LLC (the "Investment Manager"), One Security Benefit Place, Topeka, Kansas 66636, is the Funds' investment manager. On September 30, 2004, the aggregate assets of all of the mutual funds under the investment management of the Investment Manager were approximately $15.7 billion.


MANAGEMENT FEES -- The following chart shows the aggregate investment management fees paid by each Fund during the last fiscal year, except as otherwise indicated. For Funds for which the Investment Manager has retained a sub-adviser, the Investment Manager, and not the Funds, is responsible for payment of sub-advisory fees.


The Investment Manager may waive some or all of its management fee to limit the total operating expenses of a Fund to a specified level. The Investment Manager also may reimburse expenses of a Fund from time to time to help it maintain competitive expense ratios. These arrangements may be voluntary, in which case they may be terminated at any time. The fees without waivers or reimbursements are shown in the fee table on page 27.



MANAGEMENT FEES (NET OF WAIVERS)
(expressed as a percentage of average net assets)



Large Cap Value Fund........................   0.75%
Equity Fund.................................   0.75%
Alpha Opportunity Fund*.....................   2.03%
Global Fund.................................   1.00%
Mid Cap Value Fund..........................   0.93%
Small Cap Growth Fund.......................   1.00%
Enhanced Index Fund.........................   0.50%
Select 25 Fund..............................   0.75%
Large Cap Growth Fund.......................   0.84%
Mid Cap Growth Fund.........................   0.75%


*Alpha Opportunity Fund's management fee will range from 1.25% to 2.75% of average daily net assets as discussed below.

The Investment Manager receives a management fee from Alpha Opportunity Fund that is composed of two components. The first component is an annual base fee equal to 2.00% of Alpha Opportunity Fund's average daily net assets. The second component is a performance adjustment that either increases or decreases the base fee, depending on how Alpha Opportunity Fund performed relative to the S&P 500 Index.


The illustration below demonstrates how the performance adjustment may affect the Investment Manager's fee. The Investment Manager received the 2.00% annual base fee for the first year of the Fund's investment operations, 2003, and thereafter if the Alpha Opportunity Fund's investment performance matches the investment record of the S&P 500 Index over the prior 12 month period. If the investment performance of the Fund's Class A shares exceeds the investment record of the S&P 500 Index, the performance adjustment increases the fee paid to the Investment Manager proportionately, reaching a maximum annual fee of 2.75% if the Fund outperforms the investment record of the S&P 500 Index by 15 percentage points over the measuring period. If the investment performance of the Fund's Class A shares trails the investment record of the S&P 500 Index, the performance adjustment decreases the fee paid to the Investment Manager proportionately, reaching a minimum annual fee of 1.25% if the Fund underperforms the investment record of the S&P 500 Index by 15 percentage points over the measuring period. The performance adjustment is calculated on the basis of a "rolling" 12 month measurement period, so that a fee rate calculated on the basis of investment performance over a 12 month period will apply only for the next succeeding month, and then will be subject to recalculation for the following month on the basis of the Fund's investment performance over the prior 12 month period.


The following table includes examples showing the fees that the Investment Manager would earn at various levels of investment performance of the Alpha Opportunity Fund and the S&P 500 Index:

  % POINT DIFFERENCE        PERFORMANCE      TOTAL MANAGEMENT
BETWEEN CLASS A SHARES    ADJUSTMENT FROM      FEE PAID TO
   AND S&P 500 INDEX     BASE ADVISORY FEE       MANAGER
----------------------   -----------------   ----------------
          15%                 +0.75%              2.75%
          10%                 +0.50%              2.50%
           5%                 +0.25%              2.25%
           0%                  0.00%              2.00%
          -5%                 -0.25%              1.75%
         -10%                 -0.50%              1.50%
         -15%                 -0.75%              1.25%

Please note that the controlling factor is not whether the Alpha Opportunity Fund's investment performance is positive or negative, but whether it exceeds or lags the investment record of the S&P 500 Index. Accordingly, it is possible that the Fund could pay the Investment Manager the maximum advisory fee even though the Fund had negative investment performance during the rolling 12 month measuring period if the Fund's investment performance significantly exceeded the investment record of the S&P 500 Index during the measuring period. Similarly, the Fund could pay the Investment Manager the maximum advisory fee even though the Investment Manager had negative performance if overall Fund performance significantly exceeded the S&P 500 Index due to the level of performance of Mainstream. The net advisory fee received by the Investment Manager typically will be 0.75% annually, regardless of the performance of the Fund or the Investment Manager. The "net advisory fee" is equal to the difference between the advisory fee paid by the Fund and the sub-advisory fee paid by the Investment Manager to Mainstream (which is not necessarily paid out of advisory fees received by the Investment Manager). The Fund's investment performance is compared against the investment record of the S&P 500 Index only on the basis of a rolling 12 month period, and not on the basis of relative performance over a longer period. The base fee and maximum annual fee payable to the Investment Manager are higher than investment advisory fees typically paid by mutual funds.


A discussion regarding the basis of the Board of Directors approving any investment advisory contract of the Fund will be available in the Fund's semi-annual report for fiscal half-year ending March 31, 2005.



PORTFOLIO MANAGERS -- The Portfolio Managers of the Investment Manager oversee the day-to-day operations of the following Funds:


                           EQUITY FUND, SELECT 25 FUND
                            AND LARGE CAP GROWTH FUND

MARK MITCHELL, Vice President and Portfolio Manager of the Investment Manager, has managed the Equity Fund and Select 25 Fund since February 2004, and the Large Cap Growth Fund since joining the Investment Manager in September 2002. He has 16 years of finance and investment experience and is a Chartered Financial Analyst charterholder. Prior to joining the Investment Manager, Mr. Mitchell was employed by GE Investments and its successor company GE Asset Management from 1994 to 2002 in the following positions: Senior Financial Analyst, Taxable Fixed Income from 1994 to 1995; Sector Portfolio Manager and Research Analyst from 1996 to 1998; Vice President, Assistant Portfolio Manager from 1998 to 1999; Vice President, Sector Portfolio Manager and Research Analyst from 1999 to 2001; and most recently as Vice President, Portfolio Manager, US Equities. Prior to 1994, Mr. Mitchell served in various positions with GE Capital. Mr. Mitchell holds a bachelor of science degree from the University of Nebraska, with an emphasis in Finance and is a graduate of the GE Financial Management Program.

                             ALPHA OPPORTUNITY FUND

STEVEN M. BOWSER, Vice President and Senior Portfolio Manager of the Investment Manager, has been a co-manager of the Alpha Opportunity Fund since its inception in July 2003. Mr. Bowser joined the Investment Manager in 1992. From 1989 to 1992, Mr. Bowser was Assistant Vice President and Portfolio Manager with the Federal Home Loan Bank of Topeka. He was employed at the Federal Reserve Bank of

Kansas City in 1988 and began his career with the Farm Credit System from 1982 to 1987, serving as a Senior Financial Analyst and Assistant Controller. He graduated with a bachelor of science degree from Kansas State University in 1982. He is a Chartered Financial Analyst charterholder.

MARK LAMB, Vice President of the Investment Manager, has been a manager of Alpha Opportunity Fund since its inception in July 2003. Mr. Lamb joined the Investment Manager in February 2003. Prior to joining the Investment Manager, Mr. Lamb was employed by ARM Financial Group as director of investment risk management and senior derivatives portfolio manager. From 1997 to 1998, Mr. Lamb was director of financial engineering for LG&E Energy Marketing and from 1989 to 1997, he was project manager of corporate finance and director of derivative securities for Providian Capital Holding. Mr. Lamb holds a bachelor of science degree in engineering physics and a MBA from Murray State University. He is a Chartered Financial Analyst charterholder.

                   MID CAP VALUE FUND AND MID CAP GROWTH FUND

JAMES P. SCHIER, Vice President and Senior Portfolio Manager of the Investment Manager, has been the manager of Mid Cap Value Fund since its inception in 1997 and has managed Mid Cap Growth Fund since January 1998. He has 20 years experience in the investment field and is a Chartered Financial Analyst charterholder. While employed by the Investment Manager, he also served as a research analyst. Prior to joining the Investment Manager in 1995, he was a portfolio manager for Mitchell Capital Management from 1993 to 1995. From 1988 to 1993, he served as Vice President and Portfolio Manager for Fourth Financial. Prior to 1988, Mr. Schier served in various positions in the investment field for Stifel Financial, Josepthal & Company and Mercantile Trust Company. Mr. Schier earned a bachelor of business degree from the University of Notre Dame and a MBA from Washington University.

SUB-ADVISERS

The Investment Manager and the Funds have received from the U.S. Securities and Exchange Commission an exemptive order for a multi-manager structure that allows the Investment Manager to hire, replace or terminate sub-advisers without the approval of shareholders. The order also allows the Investment Manager to revise a sub-advisory agreement with the approval of the Funds' Board of Directors, but without shareholder approval. If a new sub-adviser is hired, shareholders will receive information about the new sub-adviser within 90 days of the change. The order allows the Funds to operate more efficiently and with greater flexibility. The Investment Manager provides the following oversight and evaluation services to those Funds which use a sub-adviser:

-     performing initial due diligence on prospective sub-advisers for the Funds

-     monitoring the performance of the sub-advisers

-     communicating performance expectations to the sub-advisers

- ultimately recommending to the Board of Directors whether a sub-adviser's contract should be renewed, modified or terminated.

The Investment Manager does not expect to recommend frequent changes of sub-advisers. Although the Investment Manager will monitor the performance of the sub-advisers, there is no certainty that any sub-adviser or Fund will obtain favorable results at any given time.


The Investment Manager has engaged The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166, to provide investment advisory services to Large Cap Value Fund. Founded in 1947, as of November 20, 2004, The Dreyfus Corporation managed approximately $161 billion in 202 mutual fund portfolios.



The Investment Manager has engaged Mainstream Investment Advisers, LLC ("Mainstream") to provide investment advisory services to Alpha Opportunity Fund. Mainstream, 101 West Spring Street, Fourth Floor, New Albany, Indiana 47150, managed approximately $176 million in client assets as of September 30, 2004. For its services as sub-adviser, the Investment Manager, and not the Alpha Opportunity Fund, pays Mainstream a sub-advisory fee. The sub-advisory fee is an annual base fee equal to 2.50% of that portion of the Alpha Opportunity Fund's assets managed by Mainstream. The sub-advisory fee will be adjusted upward or downward, depending on how that portion of Alpha Opportunity Fund's assets performed relative to the S&P 500 Index during the prior 12 months. During its first 12 months of operations, the Investment Manager paid Mainstream the base fee of 2.50% without any adjustment for performance. Performance adjustments will be based upon the investment performance during the prior 12 months of that portion of Alpha Opportunity Fund's assets managed by Mainstream. The maximum performance adjustment upward or downward is 1.50% annually. Depending on the investment performance of Alpha Opportunity Fund's assets managed by Mainstream, the Investment Manager may pay Mainstream a maximum of 4.00% or a minimum of 1.00% in annual sub-advisory fees. The nature of the performance fee is such that the Investment Manager will pay Mainstream a higher fee when the investment performance of the long/short portion of the Fund is better than the investment record of the S&P 500 Index during the prior 12 months and a lower fee when the investment performance of that portion of the Fund is lower than the investment record of the S&P 500 Index during the prior 12 months. For more information about Mainstream's sub-advisory fee, please read the "Sub-Adviser" section of the Statement of Additional Information.


The Investment Manager has engaged OppenheimerFunds, Inc., Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281, to provide investment advisory services to Global Fund. OppenheimerFunds, Inc. has operated as an investment adviser since January 1960. OppenheimerFunds and its subsidiaries and controlled affiliates managed more than $170 billion in assets as of December 31, 2004, including other OppenheimerFunds funds with more than 7 million shareholder accounts.



The Investment Manager has engaged RS Investment Management, L.P. to provide investment advisory services to Small Cap Growth Fund. RS Investments, 388 Market Street, San Francisco, California 94111, was established in 1987 and as of December 31, 2004, managed over $8 billion in assets.


The Investment Manager has engaged Northern Trust Investments, N.A. ("NTI"), 50 LaSalle Street, Chicago, Illinois 60675, to provide investment advisory services to Enhanced Index Fund. NTI is a wholly-owned subsidiary of The Northern Trust Company and primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. As of September 30, 2004, NTI had approximately $222 billion in assets under management.

The Northern Trust Company is the principal subsidiary of Northern Trust Corporation, a bank holding company. Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors.

PORTFOLIO MANAGERS -- The Portfolio Managers of the Sub-Advisers oversee the day-to-day operations of the following Funds as indicated:

                              LARGE CAP VALUE FUND

BRIAN C. FERGUSON was named the portfolio manager of Large Cap Value Fund on April 1, 2004. Mr. Ferguson is the Director of Dreyfus's US Large Cap Value Equity Portfolio Management Team, and he has been a portfolio manager for Dreyfus since 2000 and a portfolio manager for The Boston Company Asset Management, an affiliate of Dreyfus, since 1997. Mr. Ferguson became the Director of the U.S. Large Cap Value team in second quarter 2004. In third quarter 2003, Mr. Ferguson became the lead manager of the Dynamic Equity Large Cap Value strategy and transitioned fulltime to the U.S. Large Cap team. Mr. Ferguson launched Dreyfus's Midcap Value Equity strategy in 1999 and became co-portfolio manager of the Dreyfus Mid Cap Value Fund in 2001 and was portfolio manager of the

Dreyfus Mid Cap Value Plus Fund from 2001 to 2003. Mr. Ferguson initially was an analyst on the Dreyfus US Small and Mid Cap Portfolio Management Team, focusing on financial services and consumer related stocks. Mr. Ferguson joined Dreyfus from Wellington Management where he was an analyst on the Vanguard Windsor Fund. Mr. Ferguson holds an MBA from Columbia University's Business School with a concentration in Finance, as well as membership in the Beta Gamma Sigma Honor Society. He received a BA in Economics and International Relations from Bucknell University.

ALPHA OPPORTUNITY FUND

WILLIAM H. JENKINS, Manager of Mainstream, has been a co-manager of the Alpha Opportunity Fund managing the long/short portion of the Fund since its inception in July 2003. He has more than 34 years of investment experience. Mr. Jenkins co-founded Mainstream Investment Advisers, LLC, an investment adviser registered with the SEC, in July 1997. He spent the prior 15 years with Providian Corporation as their sole equity portfolio manager. From 1988 to 1991, he was head of new asset and liability strategies for Providian, in addition to his equity portfolio management responsibilities. Prior to Providian, he worked as a portfolio manager/analyst at McGlinn Capital, Delaware Investment Advisors and Mellon Bank and Trust. Mr. Jenkins holds a bachelor's degree from Grove City College and a MBA from New York University. He is a Chartered Financial Analyst charterholder.

GLOBAL FUND


WILLIAM L. WILBY, Senior Vice President, Senior Investment Officer and Director of Equities of OppenheimerFunds, has been the manager of Global Fund since November 1998. Prior to joining OppenheimerFunds in 1991, he was an international investment strategist at Brown Brothers Harriman & Co. Prior to Brown Brothers, Mr. Wilby was a managing director and portfolio manager at AIG Global Investors. He joined AIG from Northern Trust Bank in Chicago, where he was an international pension manager. Before starting his career in portfolio management, Mr. Wilby was an international financial economist at Northern Trust Bank and at the Federal Reserve Bank in Chicago. Mr. Wilby is a graduate of the United States Military Academy and holds a M.A. and a Ph.D. in International Monetary Economics from the University of Colorado. He is a Chartered Financial Analyst charterholder.


RAJEEV BAHMAN, Vice President of OppenheimerFunds, and co-portfolio manager of other OppenheimerFunds funds since 2004. Prior to joining OppenheimerFunds in 1996, Mr. Bhaman was employed at Barclays de Zoete Wedd Inc., concentrating on Asian research and research sales. Mr. Bhaman holds a B.A. and an M.B.A. from Cornell University as well as an M.B.A. in International Business from the Katholieke Universiteit te Leuven in Belgium. He is a Chartered Financial Analyst.

SMALL CAP GROWTH FUND


WILLIAM J. WOLFENDEN III has been manager of Small Cap Growth Fund since September 2002. As a principal of RS Investments, he has managed the RS Small Cap Growth strategy and related separate accounts since joining RS Investments in April 2001. Prior to that time, Mr. Wolfenden had been at Dresdner RCM Global Investors since 1994, where he served on the micro-cap growth investment management teams. Previously, he spent four years in commercial banking for Westamerica Bank and the Bank of California. Mr. Wolfenden holds a B.A. from Southern Methodist University and a MBA with dual concentration in finance and accounting from Vanderbilt University.


ENHANCED INDEX FUND

ROBERT H. BERGSON, CFA, Vice President of NTI, has been co-manager of Enhanced Index Fund since July 2003. He joined NTI in 1997 and has managed equity portfolios specializing in quantitative strategies. Mr. Bergson received a B. Arch. From Carnegie Mellon University and an M.S. degree from Massachusetts Institute of Technology.

GAIL GROVE, Second Vice President of NTI, has been co-manager of Enhanced Index Fund since July 2003. She joined NTI in 1996 and has been a product strategist and portfolio manager of customized equity index portfolios and tax efficient index portfolios, with expertise in equity overlay programs. Ms. Grove received a B.B.A. degree and an M.S. degree in financial markets and trading from Illinois Institute of Technology.


BUYING SHARES


Shares of the Funds are available through broker/dealers, banks, and other financial intermediaries that have an agreement with the Funds' Distributor, Security Distributors, Inc. ("authorized financial intermediaries"), and are priced at the net asset value per share (NAV) next determined after receipt of a purchase order by the Fund's transfer agent or an authorized financial intermediary. A broker/dealer or other financial intermediary may charge fees in connection with an investment in the Fund. Fund shares purchased directly from the Fund are not assessed such additional charges but may be subject to a front-end sales charge as noted under the section titled "Class A Shares."


There are three different ways to buy shares of the Funds: Class A shares, Class B shares or Class C shares. The different classes of a Fund differ primarily with respect to the sales charges and Rule 12b-1 distribution and service fees for each class. The minimum initial investment is $100. Subsequent investments must be $100 (or $20 under an Accumulation Plan). The Funds reserve the right to reject any order to purchase shares in whole or in part.

The Funds no longer issue certificates; all Fund shares are issued in non-certificate form.


CUSTOMER IDENTIFICATION AND VERIFICATION -- To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.



What this means for you: The Fund must obtain the following information for each person that opens an account:



-     Name;



-     Date of birth (for individuals);



- Residential or business street address (although post office boxes are still permitted for mailing); and



- Social security number, taxpayer identification number, or other identifying number.



You may also be asked to show your driver's license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.



Federal law prohibits the Fund and other financial institutions from opening accounts unless they receive the minimum identifying information listed above. They also may be required to close your account if they are unable to verify your identity within a reasonable time.


MARKET TIMING/SHORT-TERM TRADING -- Some investors try to profit from various short-term or frequent trading strategies known as market timing; for example, switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall, or switching from one Fund to another and then back again after a short period of time.

Investors that engage in market timing present risks to other investors. By realizing profits through short-term trading, investors that engage in rapid purchases and sales or exchanges of the Funds' shares dilute the value of shares held by long-term investors. Volatility resulting from excessive purchases and sales or exchanges of the Funds' shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Funds may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity resulting from market timing. Excessive purchases and sales or exchanges of a Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the Fund may incur increased expenses if one or more investors engage in excessive or short-term trading. For example, the Funds may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, the Funds may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Fund performance, and these costs are borne by all shareholders, including long-term investors who do not generate these costs.


The Funds' Boards of Directors have adopted policies and procedures against market timing and discourage market timing or excessive trading. If you wish to engage in such practices, we request that you do not purchase shares of any of the Funds and note that the Funds will not accommodate market timing. Each Fund reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction (as discussed in the section titled "Exchange Privilege" of this prospectus), that it determines to be market timing or excessive trading by a shareholder or accounts under common control. In making this determination, the Fund will consider, among other things, the total dollar amount being exchanged, the number of exchanges made within the previous 90 days, whether the exchanges appear to follow a pattern designed to take advantage of short-term market fluctuations, and whether the exchanges appear to be part of a group of exchanges made by a third party on behalf of individual owners in the group.


Investors who make two round trip trades in a 90-day period will receive a warning letter, and investors who make three round trip trades in a 90-day period and who have been sent a warning letter will be able to effect transactions in Fund shares only via the mail. A "round trip" occurs when an investor makes a redemption followed by a similar purchase, or a purchase followed by a similar redemption, within a 90-day period that exceeds $10,000 in value, although the Funds reserve the right to consider transactions in lesser amounts to constitute round trips. Exchanges are purchases and redemptions for purposes of the above. However, exchange requests received through the United States Postal Service will be excluded from the monitoring process.

While the Funds discourage excessive short-term trading, the Funds cannot always know or reasonably detect such trading and applies the policies above on a uniform basis, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements. In addition, monitoring and discouraging market timing and excessive trading may require the cooperation of financial intermediaries, which cannot necessarily be assured.

CLASS A SHARES -- Class A shares are subject to a sales charge at the time of purchase. An order for Class A shares will be priced at a Fund's NAV next calculated after the order is accepted by the Funds, plus the sales charge set forth below. The NAV, plus the sales charge, is the "offering price." A Fund's NAV is generally calculated as of the close of trading on every day the New York Stock Exchange (NYSE) is open. An order for Class A shares is priced at the NAV next calculated after the order is accepted by the Fund, plus the sales charge.

                                      SALES CHARGE
                          -------------------------------------
                                AS A         AS A PERCENTAGE
AMOUNT OF ORDER             PERCENTAGE OF     OF NET AMOUNT
(OFFERING PRICE)           OFFERING PRICE        INVESTED
---------------------------------------------------------------
Less than $50,000               5.75%              6.10%
$50,000 to $99,999              4.75%              4.99%
$100,000 to $249,999            3.75%              3.90%
$250,000 to $499,999            2.75%              2.83%
$500,000 to $999,999            2.00%              2.04%
$1,000,000 or more*             None               None

*Purchases of $1,000,000 or more are not subject to a sales charge at the time of purchase, but are subject to a deferred sales charge of 1.00% if redeemed within one year following purchase. The deferred sales charge is a percentage of the lesser of the NAV of the shares redeemed or the net cost of such shares. Shares that are not subject to a deferred sales charge are redeemed first.

As indicated in the table above, substantial investments receive lower sales charge rates. In order to reduce your Class A sales charges, you, your spouse, and your dependents (under the age of 21) may combine all of your Fund investments into one purchase. You may also, under rights of accumulation, combine all previous purchases of the Fund with a contemplated current purchase and receive the reduced applicable front-end sales charge. In addition, you may submit a Statement of Intention to help reduce your sales charges. This Statement allows you to count all Class A investments within a 13-month period as if you were making all of the investments at the same time, in order to qualify for reduced sales charges. If you do not fulfill the commitment reflected in your Statement of Intention, you will bear the sales charge rate associated with your total purchases, less redemptions. The Fund also makes available a reinstatement privilege to reduce your sales charges in the event you redeem your shares and then subsequently reinstate your account within 30 days. Furthermore, Class A shares of the Fund may be purchased without a sales charge when the purchase is made on the recommendation of (i) a registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of the investor; or (ii) a certified financial planner or registered broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" is imposed.

The Distributor must be notified when a purchase is made that may qualify under any of the above provisions. Consequently, an investor acquiring Class A shares directly from the Distributor must indicate in the purchase order that the purchase may qualify under any of the above provisions, and must provide enough information to substantiate the claim. If an investor purchases Class A shares through a dealer or other financial intermediary, the investor must inform the dealer or intermediary of any facts, including any records required by the intermediary, that may qualify a purchase for any of the above provisions, such as other holdings of Class A shares held directly with the Funds or through other accounts with other dealers or financial intermediaries.


Please see Appendix A and the Statement of Additional Information for a more detailed description of options that are available for reducing the sales charge applicable to purchases of Class A shares. For more information, you may also consult your broker or financial intermediary, or visit our website at www.securitybenefit.com. This website provides hyperlinks that facilitate access to information, stated in a clear and prominent format, that will assist you in determining means of reducing your Class A shares initial sales charge as well as provide other information on the Fund's sales loads and breakpoint discounts.


CLASS A DISTRIBUTION PLAN -- The Funds have adopted a Class A Distribution Plan that allows each of the Funds to pay distribution fees to the Funds' Distributor. The Distributor uses the fees to pay for activities related to the sale of Class A shares and services provided to shareholders. The distribution and service fee is equal to 0.25% on an annual basis of the average daily net assets of the Fund's Class A shares. Because the distribution fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment and may cost an investor more than paying other types of sales charges.

CLASS B SHARES -- Class B shares are not subject to a sales charge at the time of purchase. An order for Class B shares will be priced at the Fund's NAV next calculated after the order is accepted by the Fund. A Fund's NAV is generally calculated as of the close of trading on every day the NYSE is open.

Class B shares are subject to a deferred sales charge if redeemed within 5 years from the date of purchase. The deferred sales charge is a percentage of the NAV of the shares at the time they are redeemed or the original purchase price, whichever is less. Shares that are not subject to the deferred sales charge are redeemed first. Then, shares held the longest will be the first to be redeemed.

The amount of the deferred sales charge is based upon the number of years since the shares were purchased, as follows:

NUMBER OF YEARS SINCE    DEFERRED
       PURCHASE        SALES CHARGE
---------------------  ---------------
          1                 5%
          2                 4%
          3                 3%
          4                 3%
          5                 2%
      6 and more            0%


The Distributor will waive the deferred sales charge under certain circumstances. See the section titled "Waiver of the Deferred Sales Charge."


CLASS B DISTRIBUTION PLAN -- The Funds have adopted a Class B Distribution Plan that allows each of the Funds to pay distribution fees to the Distributor. The Distributor uses the fees to finance activities related to the sale of Class B shares and services to shareholders. The distribution and service fee is equal to 1.00% on an annual basis of the average daily net assets of the Funds' Class B shares. Because the distribution fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment and may cost an investor more than paying other types of sales charges.

Class B shares automatically convert on a tax-free basis to Class A shares on the eighth anniversary of purchase. This is advantageous to such shareholders because Class A shares are subject to a lower distribution fee than Class B shares. A pro rata amount of Class B shares purchased through the reinvestment of dividends or other distributions is also converted to Class A shares each time the shares purchased directly are converted.

CLASS C SHARES -- Class C shares are not subject to a sales charge at the time of purchase. An order for Class C shares will be priced at a Fund's NAV next calculated after the order is accepted by the Fund. A Fund's NAV is generally calculated as of the close of trading on every day the NYSE is open.


Class C shares are subject to a deferred sales charge of 1.00% if redeemed within one year from the date of purchase. The deferred sales charge is a percentage of the NAV of the shares at the time they are redeemed or the original purchase price, whichever is less. Shares that are not subject to the deferred sales charge are redeemed first. Then, shares held the longest will be the first to be redeemed. The Distributor will waive the deferred sales charge under certain circumstances. See the section titled "Waiver of Deferred Sales Charge."


CLASS C DISTRIBUTION PLAN -- The Funds have adopted a Class C Distribution Plan that allows each of the Funds to pay distribution fees to the Distributor. The Distributor uses the fees to finance activities related to the sale of Class C shares and services to shareholders. The distribution and service fee is equal to 1.00% on an annual basis of the average daily net assets of the Funds' Class C shares. Because the distribution fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment and may cost an investor more than paying other types of sales charges.

WAIVER OF DEFERRED SALES CHARGE -- The Distributor will waive the deferred sales charge under the following circumstances:

- Upon the death of the shareholder if shares are redeemed within one year of the shareholder's death

- Upon the disability of the shareholder prior to age 65 if shares are redeemed within one year of the shareholder becoming disabled and the shareholder was not disabled when the shares were purchased

- In connection with required minimum distributions from a retirement plan qualified under Section 401(a), 401(k), 403(b) or 408 of the Internal Revenue Code ("Code").

-     In connection with distributions from retirement plans qualified under
      Section 401(a), 401(k) or 403(b) of the Code for:

      -     returns of excess contributions to the plan

      -     retirement of a participant in the plan

      - a loan from the plan (loan repayments are treated as new sales for purposes of the deferred sales charge)

      - financial hardship (as defined in regulations under the Code) of a participant in a plan

      -     termination of employment of a participant in a plan

      -     any other permissible withdrawal under the terms of the plan.

SELLING SHARES

Selling your shares of a Fund is called a "redemption," because the Fund buys back the shares. A shareholder may sell shares at any time through his or her broker/ dealer or other financial intermediary, or directly through the Fund's transfer agent. Shares will be redeemed at the NAV next determined after the order is received by the Funds' transfer agent or an authorized financial intermediary, less any applicable deferred sales charge and in the case of Global Fund Class A shares, any applicable redemption charge. A Fund's NAV is generally calculated as of the close of trading on every day the NYSE is open. Any share certificates representing Fund shares being sold must be returned with a request to sell the shares.

When redeeming recently purchased shares, if the Fund has not collected payment for the shares, it may delay sending the proceeds until it has collected payment, which may take up to 15 days.

BY MAIL -- To sell shares by mail, send a letter of instruction that includes:

-     The name and signature of the account owner(s)

-     The name of the Fund

-     The dollar amount or number of shares to sell

-     Where to send the proceeds

-     A signature guarantee if

      - The check will be mailed to a payee or address different than that of the account owner, or

      -     The sale of shares is more than $25,000.

A signature guarantee helps protect against fraud. Banks, brokers, credit unions, national securities exchanges and savings associations provide signature guarantees. A notary public is not an eligible signature guarantor. For joint accounts, both signatures must be guaranteed.

Mail your request to:

      Security Management Company, LLC
      P.O. Box 750525
      Topeka, KS 66675-9135

Signature requirements vary based on the type of account you have:

- INDIVIDUAL OR JOINT TENANTS: Written instructions must be signed by an individual shareholder, or in the case of joint accounts, all of the shareholders, exactly as the name(s) appears on the account.

- UGMA OR UTMA: Written instructions must be signed by the custodian as it appears on the account.

- SOLE PROPRIETOR OR GENERAL PARTNER: Written instructions must be signed by an authorized individual as it appears on the account.

- CORPORATION OR ASSOCIATION: Written instructions must be signed by the person(s) authorized to act on the account. A certified resolution dated within six months of the date of receipt, authorizing the signer to act, must accompany the request if not on file with the Funds.

- TRUST: Written instructions must be signed by the trustee(s). If the name of the current trustee(s) does not appear on the account, a certified certificate of incumbency dated within 60 days must also be submitted.

-     RETIREMENT: Written instructions must be signed by the account owner.

BY TELEPHONE -- If you selected this option on your account application, you may make redemptions from your account by calling 1-800-888-2461 on weekdays (except holidays) between 7:00 a.m. and 6:00 p.m. Central time. The Funds require that requests for redemptions over $25,000 be in writing with signatures guaranteed. You may not close your account by telephone or redeem shares for which a certificate has been issued. If you would like to establish this option on an existing account, please call 1-800-888-2461. Shareholders may not redeem shares held in an Individual Retirement Account ("IRA") or 403(b)(7) account by telephone.

BY BROKER -- You may redeem your shares through your broker. Brokers may charge a commission upon the redemption of shares.

PAYMENT OF REDEMPTION PROCEEDS -- Payments may be made by check. Redemption proceeds (less any redemption charge payable with respect to Global Fund Class A shares) will be sent to the shareholder(s) of record at the address on our records generally within seven days after receipt of a valid redemption request. For a charge of $20 deducted from redemption proceeds, the Investment Manager will provide a certified or cashier's check, or send the redemption proceeds by express mail, upon the shareholder's request or send the proceeds by wire transfer to the shareholder's bank account upon receipt of appropriate wire transfer instructions.

In addition, redemption proceeds can be sent by electronic funds transfer, free of charge, to the shareholder's bank account.

The Funds may suspend the right of redemption during any period when trading on the NYSE is restricted or the NYSE is closed for a reason other than weekend or holiday, or any emergency is deemed to exist by the Securities and Exchange Commission.

Although, the Fund intends to pay redemption proceeds in cash, under unusual conditions that make payment in cash disadvantageous to the Fund, the Fund reserves the right to pay all, or part, of the redemption proceeds in liquid securities with a market value equal to the redemption price ("redemption in kind"). In the event a shareholder were to receive a redemption in kind of portfolio securities of the Fund, it would be the responsibility of the shareholder to dispose of the securities. The shareholder would be at risk that the value of the securities would decline prior to their sale, that it would be difficult to sell the securities, and that brokerage fees could be incurred.

REDEMPTION CHARGE (GLOBAL FUND CLASS A SHARES) -- The Global Fund, like all of the Funds, is intended for long-term investors. Investors who engage in frequent, short-term trading in the Global Fund's shares can disrupt the Fund's investment program. Accordingly, the Global Fund imposes a 2% charge on redemptions (including exchanges) of Global Fund Class A shares that have been held for 30 days or less, which charge is paid to Global Fund to protect the Fund's long-term shareholders. The Global Fund uses the "first-in, first-out" method to determine the 30-day holding period, under which shares that have been held the longest will be the first to be redeemed to satisfy a redemption or exchange order. If any of the shares redeemed have been held for 30 days or less, the redemption charge will be charged against the redemption of those shares.

The redemption charge does not apply to Class B or Class C shares of Global Fund. In addition, the redemption charge does not apply to (1) Class A shares held in retirement plans purchased from the Investment Manager or an affiliate or that are administered by the Investment Manager or an affiliate, such as 401(k), 403(b), 457, Keogh, SIMPLE IRA, SEP-IRA and money purchase pension accounts, (2) Class A shares purchased through the reinvestment of dividends or capital gains distributions, or (3) redemptions in an amount less than $10,000.

DIVIDENDS AND TAXES

Each Fund pays its shareholders dividends from its net investment income, and distributes any net capital gains that it has realized, at least annually. Your dividends and distributions will be reinvested in the Fund, unless you instruct the Investment Manager otherwise. There are no fees or sales charges on reinvestments.

TAX ON DISTRIBUTIONS -- Fund dividends and distributions are taxable to shareholders (unless your investment is in an IRA or other tax-advantaged retirement account) whether you reinvest your dividends or distributions or take them in cash.

In addition to federal tax, dividends and distributions may be subject to state and local taxes. If a Fund declares a dividend or distribution in October, November or December but pays it in January, you may be taxed on that dividend or distribution as if you received it in the previous year.


Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers or to foreign shareholders. The following are guidelines for how certain distributions by the Funds are generally taxed to individual taxpayers:


- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

- Distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

- A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

- Distributions of earnings from non-qualifying dividends interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.


Tax-deferred retirement accounts generally do not generate a tax liability unless you are taking a distribution or making a withdrawal.


The Fund has "short-term capital gains" when it sells assets within 12 months after buying them. Your share of a fund's net short-term capital gains will be taxed at ordinary income rates. The Fund has "long-term capital gains" when it sells assets that it has owned for more than 12 months. Distributions designated by a Fund as long-term capital gain distributions will be taxable to you at your long-term capital gains rate no matter how long you have held your Fund shares.

The Fund will mail you information concerning the tax status of the distributions for each calendar year on or before January 31 of the following year.

TAXES ON SALES OR EXCHANGES -- You may be taxed on any sale or exchange of Fund shares. The amount of gain or loss will depend primarily upon how much you pay for the shares, how much you sell them for, and how long you hold them.

The previous table can provide a guide for your potential tax liability when selling or exchanging Fund shares. "Short-term capital gains" applies to

Fund shares sold or exchanged up to one year after buying them. "Long-term capital gains" applies to shares held for more than one year.

BACKUP WITHHOLDING -- As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the Internal Revenue Service that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the Internal Revenue Service ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.


NEW TAX LEGISLATION -- Pursuant to recently passed tax legislation, a regulated investment company (a "RIC") such as the Fund that earns certain interest income that would not be subject to U.S. tax if earned by a foreign person directly will be permitted, to the extent of such income, to designate a dividend it pays as derived from such interest income. A foreign person who is a shareholder in the RIC generally will be able to treat such a dividend as exempt from gross-basis U.S. tax, as if the foreign person had earned the interest directly. The new law generally applies to dividends with respect to taxable years of RICs beginning after December 31, 2004 and before January 1, 2008. See the Statement of Additional Information for more information about the new legislation, particularly as to matters concerning distributions of short-term capital gains to foreign shareholders and estate taxes imposed upon foreign shareholders.


You should consult your tax professional about federal, state and local tax consequences to you of an investment in the Fund. Please see the Statement of Additional Information for additional tax information.

DETERMINATION OF NET ASSET VALUE

The NAV of each Fund is computed as of the close of regular trading hours on the NYSE (normally 3 p.m. Central time) on days when the NYSE is open. The NYSE is open Monday through Friday, except on observation of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Foreign securities are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade in their primary markets on weekends or other days when the Fund does not price its shares. Therefore, the NAV of Funds holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the Funds.

Portfolio securities and other investments are valued at market value when market quotations are readily available. Securities traded on a domestic securities exchange are valued at the last sale price on that exchange on the day the valuation is made, provided, however, that securities listed on Nasdaq will be valued at the Nasdaq Official Closing Price, which may not necessarily represent the last sale price. If no sale is reported, the last current bid price is used. Securities traded over-the-counter are valued at the last current bid price. Market quotations for securities prices may be obtained from automated pricing services. Investments in securities maturing in 60 days or less may be valued at amortized cost.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), the Investment Manager, in good faith, establishes a fair value for the security in accordance with the Funds' valuation procedures. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, but before the close of the NYSE, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. The Investment Manager makes such determinations in good faith in accordance with the Funds' valuation procedures. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value per share.

For further information about valuation of investments, see the Statement of Additional Information.

SHAREHOLDER SERVICES

ACCUMULATION PLAN -- An investor may choose to invest in one of the Funds through a voluntary Accumulation Plan. This allows for an initial investment of $100 minimum and subsequent investments of $20 minimum at any time. An Accumulation Plan involves no obligation to make periodic investments, and is terminable at will.

Payments are made by sending a check to the Distributor who (acting as an agent for the dealer) will purchase whole and fractional shares of the Fund as of the close of business on such day as the payment is received. The investor will receive a confirmation and statement after each investment.

Investors may also choose to use an Automatic Investment Plan (automatic bank draft) to make Fund purchases. There is no additional charge for choosing to use an Automatic Investment Plan. Withdrawals from your bank account may occur up to 3 business days before the date scheduled to purchase Fund shares. An application for an Automatic Investment Plan may be obtained from the Funds.

SYSTEMATIC WITHDRAWAL PROGRAM -- Shareholders who wish to receive regular monthly, bi-monthly, quarterly, semiannual, or annual payments of $25 or more may establish a Systematic Withdrawal Program. A shareholder may elect a payment that is a specified percentage of the initial or current account value or a specified dollar amount. A Systematic Withdrawal Program will be allowed only if shares with a current aggregate net asset value of $5,000 or more are deposited with the Investment Manager, which will act as agent for the shareholder under the Program. Shares are liquidated at NAV. The Program may be terminated on written notice, or it will terminate automatically if all shares are liquidated or redeemed from the account.

A shareholder may establish a Systematic Withdrawal Program with respect to Class B and Class C shares without the imposition of any applicable contingent deferred sales charge, provided that such withdrawals do not in any 12-month period, beginning on the date the Program is established, exceed 10% of the value of the account on that date ("Free Systematic Withdrawals"). Free Systematic Withdrawals are not available if a Program established with respect to Class B or Class C shares provides for withdrawals in excess of 10% of the value of the account in any Program year and, as a result, all withdrawals under such a Program would be subject to any applicable contingent deferred sales charge. Free Systematic Withdrawals will be made first by redeeming those shares that are not subject to the contingent deferred sales charge and then by redeeming shares held the longest. The contingent deferred sales charge applicable to a redemption of Class B or Class C shares requested while Free

Systematic Withdrawals are being made will be calculated as described under "Class B Shares" or "Class C Shares," as applicable. A Systematic Withdrawal form may be obtained from the Funds.

EXCHANGE PRIVILEGE -- Shareholders of the Funds may exchange their shares for shares of another Fund or for shares of other mutual funds distributed by the Funds' distributor, including Security Social Awareness, Diversified Income, Municipal Bond, and High Yield Funds. An exchange is two transactions: a sale of shares of one fund and the purchase of shares of another fund. In general, the same policies that apply to purchases and sales apply to exchanges, including a Fund's right to reject any order to purchase shares.

Shareholders who hold their shares in a tax-qualified retirement plan may exchange shares of the Funds for shares of Security Capital Preservation Fund, but may not exchange into Security Municipal Bond Fund. Shareholders also may exchange their shares of the Funds for shares of Security Cash Fund, provided that exchanges to Security Cash Fund are not available to shareholders who have purchased through the following custodial accounts of the Investment Manager:
403(b)(7) accounts, SEP accounts and SIMPLE plans. All exchanges are made at the relative NAVs of the Funds on the date of the exchange.

Exchanges may be made only in those states where shares of the Fund into which an exchange is to be made are qualified for sale. No service fee or sales charge is presently imposed on such an exchange; however, any applicable redemption charge will be imposed on an exchange of Global Fund Class A shares held for 30 days or less. Shares of a particular class of the Funds may be exchanged only for shares of the same class of another available Fund or for Class A shares of Security Cash Fund, if available. At present, Municipal Bond Fund does not offer Class C shares. Any applicable contingent deferred sales charge will be imposed upon redemption and calculated from the date of the initial purchase without regard to the time shares were held in Security Cash Fund. For tax purposes, an exchange is a sale of shares that may result in a taxable gain or loss. Special rules may apply to determine the amount of gain or loss on an exchange occurring within ninety days after purchase of the exchanged shares. Exchanges are made upon receipt of a properly completed Exchange Authorization form. Before exchanging your shares for shares of another mutual fund that is distributed by the Distributor and offered through another prospectus, you should request the prospectus of the mutual fund into which you are contemplating exchanging your shares and review it carefully, as the other mutual fund may be subject to fees, charges or expenses that are different from the shares that you are exchanging. A current prospectus of the Fund into which an exchange is made will be given to each shareholder exercising this privilege.

The terms of an employee-sponsored retirement plan may affect a shareholder's right to exchange shares as described above. Contact your plan sponsor or administrator to determine if all of the exchange options discussed above are available under your plan.

To exchange shares by telephone, a shareholder must hold shares in non-certificate form and must either have completed the Telephone Exchange section of the application or a Telephone Transfer Authorization form which may be obtained from the Investment Manager. Once authorization has been received by the Investment Manager, a shareholder may exchange shares by telephone by calling the Funds at 1-800-888-2461, on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central time. Exchange requests received by telephone after the close of the NYSE (normally 3:00 p.m. Central time) will be treated as if received on the next business day. The exchange privilege, including telephone exchanges, dollar cost averaging and asset rebalancing, may be changed or discontinued at any time by either the Investment Manager or the Funds upon 60 days' notice to shareholders.

The exchange privilege is not intended as a vehicle for short-term or excessive trading. Because excessive trading by a shareholder can hurt a Fund's performance and its other shareholders, the Funds reserve the right to limit the amount or number of exchanges or discontinue this privilege if (1) a Fund or its Investment Manager believes that the Fund would be harmed or unable to invest effectively, or (2) a Fund receives or anticipates simultaneous orders that may significantly affect the Fund. The Funds also may reject future investments from a shareholder if the shareholder engages in, or is suspected of engaging in, short-term or excessive trading.

DOLLAR COST AVERAGING. This option is available only to shareholders of a 403(b)(7) account sponsored by the Investment Manager and opened on or after June 5, 2000. The option allows such shareholders to make periodic exchanges of shares from the Security Capital Preservation Fund (held in non-certificate form) to one or more of the Funds available under the exchange privilege as described above. Such periodic exchanges in which securities are purchased at regular intervals are known as "dollar cost averaging." With dollar cost averaging, the cost of the securities gets averaged over time and possibly over various market cycles. Dollar cost averaging does not guarantee profits, nor does it assure that a shareholder will not have losses.

Shareholders may obtain a dollar cost averaging request form from the Investment Manager. Shareholders designate on the form whether amounts are to be exchanged on the basis of a specific dollar amount or a specific number of shares. The Investment Manager will exchange shares as requested on the first business day of the month.

The Investment Manager will make exchanges until account value in the Security Capital Preservation Fund is depleted or until you instruct the Investment Manager to terminate dollar cost averaging. Dollar cost averaging may be terminated at any time by written request to the Investment Manager.


ASSET REBALANCING. This option is available only to participants in a 403(b)(7) account sponsored by the Investment Manager and opened on or after June 5, 2000. This option allows such participants to automatically exchange shares of those funds available under the exchange privilege as described above on a quarterly basis to maintain a particular percentage allocation among the funds. Shares of such funds must be held in non-certificated form. Account value allocated to a fund will grow or decline in value at different rates during the selected period, and asset rebalancing will automatically reallocate account value in the funds to the allocation you select on a quarterly basis.


Shareholders may obtain an asset rebalancing request form from the Investment Manager. You must designate on the form the applicable funds and the percentage of account value to be maintained in each fund. Thereafter, the Investment Manager will exchange shares of the funds to maintain that allocation on the first business day of each calendar quarter. Asset rebalancing may be terminated at any time by written request to the Investment Manager.

RETIREMENT PLANS -- The Funds have available tax-qualified retirement plans for individuals, prototype plans for the self-employed, pension and profit sharing plans for corporations and custodial accounts for employees of public school systems and organizations meeting the requirements of Section 501(c)(3) of the Code. Further information concerning these plans is contained in the Funds' Statement of Additional Information.

INVESTMENT POLICIES AND MANAGEMENT PRACTICES

This section takes a detailed look at some of the types of securities the Funds may hold in their respective portfolios and the various kinds of management practices that may be used in the portfolios. The Funds' holdings of certain types of investments cannot exceed a maximum percentage of net assets. These percentage limitations are set forth in the Statement of Additional Information. While the percentage limitations provide a useful level of detail about the Funds' investment program, they should not be viewed as an accurate gauge of the potential risk of the investment. For example, in a given period, a 5% investment in futures contracts could have significantly more of an impact on a Fund's share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of the Fund's other investments. The Portfolio Managers of the Funds have considerable leeway in choosing investment strategies and selecting securities they believe will help the Fund achieve its objective. In seeking to meet its investment objective, the Funds may invest in any type of security or instrument whose investment characteristics are consistent with that Fund's investment program.

The following pages describe some of the investments which may be made by the Funds, as well as some of the management practices of the Funds.

FOREIGN SECURITIES -- Foreign investments involve certain special risks, including, but not limited to, (i) unfavorable changes in currency exchange rates; (ii) adverse political and economic developments; (iii) unreliable or untimely information; (iv) limited legal recourse; (v) limited markets; and (vi) higher operational expenses.

Foreign investments are normally issued and traded in foreign currencies. As a result, their values may be affected by changes in the exchange rates between particular foreign currencies and the U.S. dollar. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or transport of foreign currency, and tax increases. There may also be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The legal remedies for investors in foreign investments may be more limited than those available in the United States. Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than domestic investments, which means a Fund may at times be unable to sell its foreign investments at desirable prices. For the same reason, a Fund may at times find it difficult to value its foreign investments. Brokerage commissions and other fees are generally higher for foreign investments than for domestic investments. The procedures and rules for settling foreign transactions may also involve delays in payment, delivery or recovery of money or investments. Foreign withholding taxes may reduce the amount of income available to distribute to shareholders of the Funds. Each of the Funds may invest in foreign securities.

EMERGING MARKETS -- The risks associated with foreign investments are typically increased in less developed and developing countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be young and developing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

SMALLER COMPANIES -- Small- or medium-sized companies are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies may trade less frequently and in limited volume, and their prices may fluctuate more than stocks of other companies. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies.

CONVERTIBLE SECURITIES AND WARRANTS -- Each of the Funds may invest in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertible securities have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).

INITIAL PUBLIC OFFERING -- A Fund's investment in securities offered through initial public offerings (IPOs) may have a magnified performance impact, either positive or negative, on any Fund and particularly those with a small asset base. There is no guarantee that as a Fund's assets grow, it will continue to experience substantially similar performance by investing in IPOs. A Fund's investments in IPOs may make it subject to more erratic price movements than the overall equity market. The Small Cap Growth Fund may be particularly susceptible to IPO risk.

HIGH YIELD SECURITIES -- Higher yielding debt securities in the lower rating (higher risk) categories of the recognized rating services are commonly referred to as "junk bonds." The total return and yield of junk bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. Junk bonds (those rated below BBB or in default) are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Successful investment in lower-medium and low-quality bonds involves greater investment risk and is highly dependent on the Investment Manager's credit analysis. A real or perceived economic downturn or higher interest rates could cause a decline in high yield bond prices by lessening the ability of issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than high-quality bonds. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire junk bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or just a change in the market's psychology. This type of volatility is usually associated more with stocks than bonds, but junk bond investors should be prepared for it. The Large Cap Value, Alpha Opportunity, Global and Small Cap Growth Funds may invest in high yield securities.

CASH RESERVES -- Cash reserves maintained by a Fund may include domestic, and for certain Funds, foreign money market instruments, as well as certificates of deposit, bank demand accounts and repurchase agreements. The Funds may establish and maintain reserves as the Investment Manager or Sub-Adviser believes is advisable to facilitate the Fund's cash flow needs (e.g., redemptions, expenses and purchases of portfolio securities) or for temporary, defensive purposes.

BORROWING -- While the Funds have no present intention to borrow for investment purposes, the Funds may borrow up to one-third of total assets for purposes of investment. Borrowings may be collateralized with Fund assets. To the extent that a Fund purchases securities while it has outstanding borrowings, it is using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

FUTURES AND OPTIONS -- Many of the Funds may utilize futures contracts and options on futures and may purchase call and put options and write call and put options on a "covered" basis. A call option is "covered" if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or liquid investments in such amount are segregated by the Custodian). Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options (another type of potentially high-risk derivative) give the investor the right (where the investor purchases the options), or the obligation (where the investor writes (sells) the options), to buy or sell an asset at a predetermined price in the future. Those Funds which invest in non-dollar denominated foreign securities may also engage in forward foreign currency transactions. The instruments listed above may be bought or sold for any number of reasons, including: to manage exposure to changes in securities prices and foreign currencies, to manage exposure to changes in interest rates and bond prices, as an efficient means of adjusting overall exposure to certain markets, in an effort to enhance income, to protect the value of portfolio securities, and to adjust portfolio duration. Futures contracts and options may not always be successful hedges; their prices can be highly volatile. Using them could lower a Fund's total return, and the potential loss from the use of futures can exceed the Fund's initial investment in such contracts.

SWAPS, CAPS, FLOORS AND COLLARS -- Interest rate and/or index swaps, and the purchase or sale of related caps, floors and collars are used primarily to preserve a return or spread on a particular investment or portion of its portfolio as a technique for managing the portfolio's duration (i.e. the price sensitivity to changes in interest rates) or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. To the extent a Fund enters into these types of transactions, it will be done to hedge and not as a speculative investment, and the Fund will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest on a notional amount of principal. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENT CONTRACTS -- The price of "when issued," "forward commitment" or "delayed delivery" securities is fixed at the time of the commitment to buy, but delivery and payment can take place a month or more later. During the interim period, the market value of the securities can fluctuate, and no interest accrues to the purchaser. At the time of delivery, the value of the securities may be more or less than the purchase or sale price. When a Fund purchases securities on this basis, there is a risk that the securities may not be delivered and that the Fund may incur a loss. Each of the Funds may purchase or sell securities on a when-issued, forward commitment or delayed delivery basis.

SECURITIES LENDING -- For purposes of realizing additional income, the Alpha Opportunity, Global and Large Cap Growth Funds may lend their portfolio securities to certain borrowers. Any such loan will be continuously secured by collateral at least equal to the value of the security loaned. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Investment Manager to be of good standing and will not be made unless, in the judgment of the Investment Manager, the consideration to be earned from such loans would justify the risk.

GENERAL INFORMATION

SHAREHOLDER INQUIRIES -- Shareholders who have questions concerning their account or wish to obtain additional information, may call the Funds (see back cover for address and telephone numbers), or contact their securities dealer.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Funds' Class A shares, Class B shares and Class C shares during the past five years, or the period since commencement of a Fund or share class. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions. This information has been derived from financial statements that have been audited by Ernst & Young LLP, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request.

SECURITY LARGE CAP VALUE FUND (CLASS A)


                                                                   FISCAL YEAR ENDED SEPTEMBER 30
                                                   ---------------------------------------------------------
                                                                         2002(c)(f)
                                                                         ----------
                                                   2004(c)    2003(c)        (j)        2001(c)(k)   2000(c)
                                                   -------    -------    ----------     ----------   -------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........       $  5.11    $  4.25      $  5.37       $  6.42     $  7.17

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................          0.01       0.02         0.01          0.03        0.07
Net gain (loss) on securities (realized and
   unrealized)..............................          0.60       0.84        (1.10)        (1.03)      (0.58)
                                                   -------    -------      -------       -------     -------
Total from investment operations............          0.61       0.86        (1.09)        (1.00)      (0.51)

LESS DISTRIBUTIONS:
Dividends (from net investment income)......         (0.01)        --        (0.03)        (0.05)      (0.13)
Distributions (from realized gains).........            --         --           --            --          --
                                                   -------    -------      -------       -------     -------
Total distributions.........................         (0.01)        --        (0.03)        (0.05)      (0.24)
                                                   -------    -------      -------       -------     -------
NET ASSET VALUE END OF PERIOD...............       $  5.71    $  5.11      $  4.25       $  5.37     $  6.42
                                                   =======    =======      =======       =======     =======
TOTAL RETURN (a)............................         11.98%     20.24%      (20.51)%      (15.68)%     (7.28)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)........       $43,071    $45,858      $32,997       $45,006     $60,448
Ratio of expenses to average net assets.....          1.52%      1.45%        1.37%         1.32%       1.27%
Ratio of net investment income (loss) to
   average net assets.......................          0.19%      0.41%        0.20%         0.49%       0.99%
Portfolio turnover rate.....................            75%        76%          68%          180%        144%

SECURITY LARGE CAP VALUE FUND (CLASS B)


                                                                       FISCAL YEAR ENDED SEPTEMBER 30
                                                   ---------------------------------------------------------------
                                                               2003(c)      2002(c)(f)    2001(c)(k)
                                                               -------      ----------    ---------
                                                   2004(c)                     (i)                       2000(c)
                                                 ----------                 ----------                  ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ..........   $     4.87   $     4.08    $     5.18    $     6.21    $     6.95

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) .................        (0.03)       (0.02)        (0.04)        (0.03)           --
Net gain (loss) on securities (realized and
   unrealized) ...............................         0.58         0.81         (1.06)        (1.00)        (0.58)
                                                 ----------   ----------    ----------    ----------    ----------
Total from investment operations .............         0.55         0.79         (1.10)        (1.03)        (0.58)

LESS DISTRIBUTIONS:
Dividends (from net investment income) .......           --           --            --            --         (0.05)
Distributions (from realized gains) ..........           --           --            --            --         (0.11)
                                                 ----------   ----------    ----------    ----------    ----------
Total distributions ..........................           --           --            --            --         (0.16)
                                                 ----------   ----------    ----------    ----------    ----------
NET ASSET VALUE END OF PERIOD ................   $     5.42   $     4.87    $     4.08    $     5.18    $     6.21
                                                 ==========   ==========    ==========    ==========    ==========
TOTAL RETURN (a) .............................        11.29%       19.36%       (21.24)%      (16.59)%       (8.36)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands) .........   $   10,164   $   11,687    $    4,905    $    5,657    $    7,152
Ratio of expenses to average net assets ......         2.27%        2.20%         2.27%         2.32%         2.27%
Ratio of net investment income (loss) to
   average net assets ........................        (0.57)%      (0.42)%       (0.71)%       (0.51)%        0.01%
Portfolio turnover rate ......................           75%          76%           68%          180%          144%

SECURITY LARGE CAP VALUE FUND (CLASS C)


                                                                    FISCAL PERIOD ENDED SEPTEMBER 30
                                                 -----------------------------------------------------------------
                                                                             2002
                                                                          -----------
                                                                           (c)(f)(h)
                                                                          -----------
                                                  2004(c)       2003(c)       (j)         2001(c)(k)      2000(c)
                                                 ---------     ---------  -----------     ----------     ---------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ..........   $    4.96     $    4.16     $    5.28     $    6.32     $    7.11

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) .................       (0.03)        (0.02)        (0.04)        (0.03)        (0.01)
Net gain (loss) on securities (realized and
   unrealized) ...............................        0.59          0.82         (1.08)        (1.01)        (0.56)
                                                 ---------     ---------     ---------     ---------     ---------
Total from investment operations .............        0.56          0.80         (1.12)        (1.04)        (0.57)

LESS DISTRIBUTIONS:
Dividends (from net investment income) .......          --            --            --            --         (0.11)
Distributions (from realized gains) ..........          --            --            --            --         (0.11)
                                                 ---------     ---------     ---------     ---------     ---------
Total distributions ..........................          --            --            --            --         (0.22)
                                                 ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE END OF PERIOD ................   $    5.52     $    4.96     $    4.16     $    5.28     $    6.32
                                                 =========     =========     =========     =========     =========
TOTAL RETURN (a) .............................       11.29%        19.23%       (21.21)%      (16.46)%       (8.10)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands) .........   $   2,561     $   2,130     $   1,510     $     904     $     483
Ratio of expenses to average net assets ......        2.28%         2.20%         2.25%         2.33%         2.28%
Ratio of net investment income (loss) to
   average net assets ........................       (0.57)%       (0.33)%       (0.72)%       (0.55)%       (0.10)%
Portfolio turnover rate ......................          75%           76%           68%          180%          144%

SECURITY EQUITY FUND (CLASS A)


                                                                      FISCAL PERIOD ENDED SEPTEMBER 30
                                                 -----------------------------------------------------------------------
                                                                                2002(c)(g)
                                                                               -----------
                                                   2004(c)        2003(c)          (j)          2001(c)        2000(c)
                                                 -----------    -----------    -----------    -----------    -----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ..........   $      5.98    $      5.09    $      6.36    $     10.26    $      9.96

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) .................          0.01           0.01           0.01             --             --
Net gain (loss) on securities (realized and
   unrealized) ...............................          0.52           0.88          (1.28)         (2.49)          0.66
                                                 -----------    -----------    -----------    -----------    -----------
Total from investment operations .............          0.53           0.89          (1.27)         (2.49)          0.66

LESS DISTRIBUTIONS:
Dividends (from net investment income) .......         (0.01)            --             --             --             --
Distributions (from realized gains) ..........            --             --             --          (1.40)         (0.36)
Return of Capital ............................            --             --             --          (0.01)            --
                                                 -----------    -----------    -----------    -----------    -----------
Total distributions ..........................         (0.01)            --             --          (1.41)         (0.36)
                                                 -----------    -----------    -----------    -----------    -----------
NET ASSET VALUE END OF PERIOD ................   $      6.50    $      5.98    $      5.09    $      6.36    $     10.26
                                                 ===========    ===========    ===========    ===========    ===========

TOTAL RETURN (a) .............................          8.87%         17.49%        (19.97)%       (27.66)%         6.64%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands) .........   $   391,384    $   430,161    $   412,791    $   563,553    $   853,126
Ratio of expenses to average net assets ......          1.28%          1.25%          1.11%          1.02%          1.02%
Ratio of net investment income (loss) to
   average net assets ........................          0.08%          0.23%          0.13%          0.03%          0.03%
Portfolio turnover rate ......................            28%            54%            30%            23%            54%

SECURITY EQUITY FUND (CLASS B)


                                                                      FISCAL YEAR ENDED SEPTEMBER 30
                                                 -----------------------------------------------------------------------
                                                                                2002(c)(g)
                                                                               -----------
                                                   2004(c)        2003(c)          (j)           2001(c)      2000(c)
                                                 -----------    -----------    -----------    -----------   ------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ..........   $      5.41    $      4.64    $      5.86    $      9.65    $      9.47

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) .................         (0.04)         (0.03)         (0.05)         (0.07)         (0.10)
Net gain (loss) on securities (realized and
   unrealized) ...............................          0.48           0.80          (1.17)         (2.31)          0.64
                                                 -----------    -----------    -----------    -----------    -----------
Total from investment operations .............          0.44           0.77          (1.22)         (2.38)          0.54

LESS DISTRIBUTIONS:
Dividends (from net investment income) .......            --             --             --             --             --
Distributions (from realized gains) ..........            --             --             --          (1.40)         (0.36)
Return of Capital ............................            --             --             --          (0.01)            --
                                                 -----------    -----------    -----------    -----------    -----------
Total distributions ..........................            --             --             --          (1.41)         (0.36)
                                                 -----------    -----------    -----------    -----------    -----------
NET ASSET VALUE END OF PERIOD ................   $      5.85    $      5.41    $      4.64    $      5.86    $      9.65
                                                 ===========    ===========    ===========    ===========    ===========

TOTAL RETURN (a) .............................          8.13%         16.59%        (20.82)%       (28.34)%         5.69%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands) .........   $    49,600    $    61,733    $    66,267    $    96,067    $   156,633
Ratio of expenses to average net assets ......          2.03%          2.00%          2.02%          2.02%          2.02%
Ratio of net investment income (loss) to
   average net assets ........................         (0.67)%        (0.52)%        (0.78)%        (0.97)%        (0.97)%
Portfolio turnover rate ......................            28%            54%            30%            23%            54%

SECURITY EQUITY FUND (CLASS C)


                                                                FISCAL PERIOD ENDED SEPTEMBER 30
                                                 -------------------------------------------------------------
                                                                             2002
                                                                          ------------
                                                  2004(c)      2003(c)    (c)(g)(h)(j)   2001(c)      2000(c)
                                                 ---------    ---------   ------------  ---------    ---------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ..........   $    5.69    $    4.88    $    6.16    $   10.07    $    9.89

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) .................       (0.04)       (0.03)       (0.05)       (0.07)       (0.10)
Net gain (loss) on securities (realized and
   unrealized) ...............................        0.51         0.84        (1.23)       (2.43)        0.64
                                                 ---------    ---------    ---------    ---------    ---------
Total from investment operations .............        0.47         0.81        (1.28)       (2.50)        0.54

LESS DISTRIBUTIONS:
Dividends (from net investment income) .......          --           --           --           --           --
Distributions (from realized gains) ..........          --           --           --        (1.40)       (0.36)
Return of Capital ............................          --           --           --        (0.01)          --
                                                 ---------    ---------    ---------    ---------    ---------
Total distributions ..........................          --           --           --        (1.41)       (0.36)
                                                 ---------    ---------    ---------    ---------    ---------
NET ASSET VALUE END OF PERIOD ................   $    6.16    $    5.69    $    4.88    $    6.16    $   10.07
                                                 =========    =========    =========    =========    =========

TOTAL RETURN (a) .............................        8.26%       16.60%      (20.78)%     (28.35)%       5.55%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands) .........   $   6,329    $   6,651    $   4,979    $   4,230    $   5,426
Ratio of expenses to average net assets ......        2.03%        2.00%        2.02%        2.02%        2.02%
Ratio of net investment income (loss) to
   average net assets ........................       (0.67)%      (0.52)%      (0.76)%      (0.97)%      (0.96)%
Portfolio turnover rate ......................          28%          54%          30%          23%          54%

SECURITY ALPHA OPPORTUNITY FUND (CLASS A)


                                                   FISCAL PERIOD ENDED
                                                       SEPTEMBER 30
                                                 ----------------------
                                                 2004(b)(c)   2003(b)(c)
                                                 ----------   ----------
                                                    (e)          (l)
                                                 ----------   ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ..........   $   10.21    $   10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) .................       (0.16)       (0.03)
Net gain (loss) on securities (realized and
   unrealized) ...............................        2.33         0.24
                                                 ---------    ---------
Total from investment operations .............        2.17         0.21

LESS DISTRIBUTIONS:
Dividends (from net investment income) .......          --           --
Distributions (from realized gains) ..........       (0.59)          --
                                                 ---------    ---------
Total distributions ..........................       (0.59)          --
                                                 ---------    ---------
NET ASSET VALUE END OF PERIOD ................   $   11.79    $   10.21
                                                 =========    =========
TOTAL RETURN (a) .............................       21.68%        2.10%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands) .........   $   6,556    $   2,935
Ratio of expenses to average net assets ......        2.79%        2.75%
Ratio of net investment income (loss) to
   average net assets ........................       (1.48)%      (1.35)%
Portfolio turnover rate ......................        1175%         867%

SECURITY ALPHA OPPORTUNITY FUND (CLASS B)


                                                   FISCAL PERIOD ENDED
                                                      SEPTEMBER 30
                                                 -----------------------
                                                              2003(b)(c)
                                                              ----------
                                                 2004(b)(c)      (l)
                                                 ----------   ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ..........   $   10.20    $   10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) .................       (0.25)       (0.05)
Net gain (loss) on securities (realized and
   unrealized) ...............................        2.32         0.25
                                                 ---------    ---------
Total from investment operations .............        2.07         0.20

LESS DISTRIBUTIONS:
Dividends (from net investment income) .......          --           --
Distributions (from realized gains) ..........       (0.59)          --
                                                 ---------    ---------
Total distributions ..........................       (0.59)          --
                                                 ---------    ---------
NET ASSET VALUE END OF PERIOD ................   $   11.68    $   10.20
                                                 =========    =========
TOTAL RETURN (a) .............................       20.68%        2.00%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands) .........   $   2,324    $   1,731
Ratio of expenses to average net assets ......        3.53%        3.50%
Ratio of net investment income (loss) to
   average net assets ........................       (2.25)%      (2.11)%
Portfolio turnover rate ......................        1175%         867%

SECURITY ALPHA OPPORTUNITY FUND (CLASS C)


                                                   FISCAL PERIOD ENDED
                                                      SEPTEMBER 30
                                                 -----------------------
                                                              2003(b)(c)
                                                              ----------
                                                 2004(b)(c)      (l)
                                                 ----------   ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ..........   $   10.20    $   10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) .................       (0.25)       (0.05)
Net gain (loss) on securities (realized and
   unrealized) ...............................        2.32         0.25
                                                 ---------    ---------
Total from investment operations .............        2.07         0.20

LESS DISTRIBUTIONS:
Dividends (from net investment income) .......          --           --
Distributions (from realized gains) ..........       (0.59)          --
                                                 ---------    ---------
Total distributions ..........................       (0.59)          --
                                                 ---------    ---------
NET ASSET VALUE END OF PERIOD ................   $   11.68    $   10.20
                                                 =========    =========
TOTAL RETURN (a) .............................       20.68%        2.00%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands) .........   $   3,143    $   1,723
Ratio of expenses to average net assets ......        3.53%        3.50%
Ratio of net investment income (loss) to
   average net assets ........................       (2.24)%      (2.11)%
Portfolio turnover rate ......................        1175%         867%

SECURITY GLOBAL FUND (CLASS A)


                                                                   FISCAL YEAR ENDED SEPTEMBER 30
                                               ------------------------------------------------------------------
                                                                           2002(c)(f)
                                                                           ----------
                                               2004(c)(p)      2003(c)        (j)          2001(c)       2000(c)
                                               ----------    ----------    ----------    ----------    ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ........   $    11.68    $     9.49    $    11.04    $    18.86    $    13.99

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ...............        (0.03)        (0.03)        (0.05)        (0.08)        (0.11)
Net gain on securities (realized and
   unrealized) .............................         2.28          2.22         (1.50)        (4.33)         6.47
                                               ----------    ----------    ----------    ----------    ----------
Total from investment operations ...........         2.25          2.19         (1.55)        (4.41)         6.36

LESS DISTRIBUTIONS
Dividends (from net investment income) .....           --            --            --            --            --
In excess of net investment income .........           --            --            --            --            --
Distributions (from realized gains) ........           --            --            --         (3.41)        (1.49)
                                               ----------    ----------    ----------    ----------    ----------
Total distributions ........................           --            --            --         (3.41)        (1.49)
                                               ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE END OF PERIOD ..............   $    13.93    $    11.68    $     9.49    $    11.04    $    18.86
                                               ==========    ==========    ==========    ==========    ==========

TOTAL RETURN (a) ...........................        19.26%        23.08%       (14.04)%      (27.60)%       47.04%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands) .......   $   98,450    $   42,711    $   50,893    $   48,089    $   60,909
Ratio of expenses to average net assets ....         1.79%         2.00%         1.85%         1.90%         1.92%
Ratio of net investment income (loss) to
   average net assets ......................        (0.20)%       (0.26)%       (0.46)%       (0.57)%       (0.62)%
Portfolio turnover rate ....................           25%           62%           36%           38%           92%

SECURITY GLOBAL FUND (CLASS B)


                                                                   FISCAL YEAR ENDED SEPTEMBER 30
                                               ------------------------------------------------------------------
                                                                           2002(c)(f)
                                                                           ----------
                                               2004(c)(p)     2003(c)          (j)         2001(c)       2000(c)
                                               ----------    ----------    ----------    ----------    ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ........   $    10.93    $     8.89    $    10.38    $    18.00    $    13.45

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ...............        (0.13)        (0.04)        (0.10)        (0.14)        (0.17)
Net gain on securities (realized and
   unrealized) .............................         2.13          2.08         (1.39)        (4.07)         6.21
                                               ----------    ----------    ----------    ----------    ----------
Total from investment operations ...........         2.00          2.04         (1.49)        (4.21)         6.04

LESS DISTRIBUTIONS:
Dividends (from net investment income) .....           --            --            --            --            --
Distributions (from realized gains) ........           --            --            --         (3.41)        (1.49)
                                               ----------    ----------    ----------    ----------    ----------
Total distributions ........................           --            --            --         (3.41)        (1.49)
                                               ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE END OF PERIOD ..............   $    12.93    $    10.93    $     8.89    $    10.38    $    18.00
                                               ==========    ==========    ==========    ==========    ==========
TOTAL RETURN (a) ...........................        18.30%        22.95%       (14.35)%      (27.86)%       46.53%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands) .......   $   28,360    $   16,461    $   19,021    $   23,533    $   30,951
Ratio of expenses to average net assets ....         2.54%         2.18%         2.28%         2.39%         2.29%
Ratio of net investment income (loss) to
   average net assets ......................        (1.00)%       (0.42)%       (0.89)%       (1.07)%       (0.96)%
Portfolio turnover rate ....................           25%           62%           36%           38%           92%

SECURITY GLOBAL FUND (CLASS C)


                                                                   FISCAL PERIOD ENDED SEPTEMBER 30
                                                 ------------------------------------------------------------
                                                                            2002
                                                                         ------------
                                                 2004(c)(p)    2003(c)   (c)(f)(h)(j)    2001(c)      2000(c)
                                                 ----------   ---------  ------------   ---------    ---------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ..........   $   11.17    $    9.14    $   10.72    $   18.55    $   13.90

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) .................       (0.13)       (0.09)       (0.15)       (0.21)       (0.26)
Net gain (loss) on securities (realized and
   unrealized) ...............................        2.18         2.12        (1.43)       (4.21)        6.40
                                                 ---------    ---------    ---------    ---------    ---------
Total from investment operations .............        2.05         2.03        (1.58)       (4.42)        6.14

LESS DISTRIBUTIONS:
Dividends (from net investment income) .......          --           --           --           --           --
Distributions (from realized gains) ..........          --           --           --        (3.41)       (1.49)
                                                 ---------    ---------    ---------    ---------    ---------
Total distributions ..........................          --           --           --        (3.41)       (1.49)
                                                 ---------    ---------    ---------    ---------    ---------
NET ASSET VALUE END OF PERIOD ................   $   13.22    $   11.17    $    9.14    $   10.72    $   18.55
                                                 =========    =========    =========    =========    =========
TOTAL RETURN (a) .............................       18.35%       22.21%      (14.74)%     (28.20)%      45.67%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands) .........   $   7,557    $   5,326    $   4,076    $   3,569    $   2,691
Ratio of expenses to average net assets ......        2.54%        2.77%        2.74%        2.91%        2.92%
Ratio of net investment income (loss) to
   average net assets ........................       (1.02)%      (0.96)%      (1.33)%      (1.57)%      (1.53)%
Portfolio turnover rate ......................          25%          62%          36%          38%          92%

SECURITY MID CAP VALUE FUND (CLASS A)


                                                                     FISCAL PERIOD ENDED SEPTEMBER 30
                                                 -----------------------------------------------------------------------
                                                   2004(c)        2003(c)        2002(c)        2001(c)        2000(c)
                                                 -----------    -----------    -----------    -----------    -----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ..........   $     24.48    $     16.90    $     18.04    $     20.75    $     16.60

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) .................         (0.09)         (0.07)         (0.04)            --          (0.04)
Net gain (loss) on securities (realized and
   unrealized) ...............................          6.32           7.65          (0.78)         (0.90)          4.89
                                                 -----------    -----------    -----------    -----------    -----------
Total from investment operations .............          6.23           7.58          (0.82)         (0.90)          4.85

LESS DISTRIBUTIONS:
Dividends (from net investment income) .......            --             --             --             --             --
Distributions (from realized gains) ..........         (0.26)            --          (0.21)         (1.81)         (0.70)
Return of capital ............................            --             --          (0.11)            --             --
                                                 -----------    -----------    -----------    -----------    -----------
Total distributions ..........................         (0.26)            --          (0.32)         (1.81)         (0.70)
                                                 -----------    -----------    -----------    -----------    -----------
NET ASSET VALUE END OF PERIOD ................   $     30.45    $     24.48    $     16.90    $     18.04    $     20.75
                                                 ===========    ===========    ===========    ===========    ===========

TOTAL RETURN (a) .............................         25.59%         44.85%         (4.89)%        (4.54)%        30.46%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands) .........   $   215,659    $   113,822    $    68,544    $    50,541    $    34,458
Ratio of expenses to average net assets ......          1.48%          1.65%          1.45%          1.30%          1.29%
Ratio of net investment income (loss) to
   average net assets ........................         (0.31)%        (0.33)%        (0.20)%         0.01%         (0.25)%
Portfolio turnover rate ......................            45%            52%            51%            55%            69%

SECURITY MID CAP VALUE FUND (CLASS B)


                                                                    FISCAL PERIOD ENDED SEPTEMBER 30
                                                 ------------------------------------------------------------------
                                                   2004(c)       2003(c)       2002(c)       2001(c)       2000(c)
                                                 ----------    ----------    ----------    ----------    ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ..........   $    22.99    $    15.99    $    17.26    $    20.11    $    16.26

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) .................        (0.28)        (0.20)        (0.21)        (0.19)        (0.22)
Net gain (loss) on securities (realized and
   unrealized) ...............................         5.92          7.20         (0.74)        (0.85)         4.77
                                                 ----------    ----------    ----------    ----------    ----------
Total from investment operations .............         5.64          7.00         (0.95)        (1.04)         4.55

LESS DISTRIBUTIONS:
Dividends (from net investment income) .......           --            --            --            --            --
Distributions (from realized gains) ..........        (0.26)           --         (0.21)        (1.81)        (0.70)
Return of capital ............................           --            --         (0.11)           --            --
                                                 ----------    ----------    ----------    ----------    ----------
Total distributions ..........................        (0.26)           --         (0.32)        (1.81)        (0.70)
                                                 ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE END OF PERIOD ................   $    28.37    $    22.99    $    15.99    $    17.26    $    20.11
                                                 ==========    ==========    ==========    ==========    ==========

TOTAL RETURN (a) .............................        24.67%        43.78%        (5.88)%       (5.45)%       29.21%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands) .........   $   74,650    $   53,947    $   37,136    $   26,967    $   14,041
Ratio of expenses to average net assets ......         2.23%         2.40%         2.34%         2.30%         2.32%
Ratio of net investment income (loss) to
   average net assets ........................        (1.07)%       (1.08)%       (1.09)%       (0.98)%       (1.27)%
Portfolio turnover rate ......................           45%           52%           51%           55%           69%

SECURITY MID CAP VALUE FUND (CLASS C)


                                                                FISCAL PERIOD ENDED SEPTEMBER 30
                                                 ------------------------------------------------------------------
                                                   2004(c)       2003(c)     2002(c)(h)      2001(c)      2000(c)
                                                 ----------    ----------    ----------    ----------    ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ..........   $    23.37    $    16.26    $    17.53    $    20.39    $    16.51

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) .................        (0.29)        (0.21)        (0.21)        (0.19)        (0.22)
Net gain (loss) on securities (realized and
   unrealized) ...............................         6.03          7.32         (0.74)        (0.86)         4.80
                                                 ----------    ----------    ----------    ----------    ----------
Total from investment operations .............         5.74          7.11         (0.95)        (1.05)         4.58

LESS DISTRIBUTIONS:
Dividends (from net investment income) .......           --            --            --            --            --
Distributions (from realized gains) ..........        (0.26)           --         (0.21)        (1.81)        (0.70)
Return of capital ............................           --            --         (0.11)           --            --
                                                 ----------    ----------    ----------    ----------    ----------
Total distributions ..........................        (0.26)           --         (0.32)        (1.81)        (0.70)
                                                 ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE END OF PERIOD ................   $    28.85    $    23.37    $    16.26    $    17.53    $    20.39
                                                 ==========    ==========    ==========    ==========    ==========

TOTAL RETURN (a) .............................        24.70%        43.73%        (5.79)%       (5.42)%       28.93%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands) .........   $   54,133    $   32,999    $   18,785    $    6,976    $    3,069
Ratio of expenses to average net assets ......         2.23%         2.40%         2.35%         2.30%         2.36%
Ratio of net investment income (loss) to
   average net assets ........................        (1.06)%       (1.08)%       (1.06)%       (0.98)%       (1.28)%
Portfolio turnover rate ......................           45%           52%           51%           55%           69%

SECURITY SMALL CAP GROWTH FUND (CLASS A)


                                                                  FISCAL PERIOD ENDED SEPTEMBER 30
                                                 ------------------------------------------------------------------
                                                   2004(c)     2003(b)(c)    2002(c)(i)      2001(c)     2000(b)(c)
                                                 ----------    ----------    ----------    ----------    ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ..........   $    11.63    $     7.88    $     9.80    $    22.08    $    12.98

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) .................        (0.25)        (0.18)        (0.20)        (0.18)        (0.19)
Net gain (loss) on securities (realized and
   unrealized) ...............................         1.73          3.93         (1.72)       (10.78)         9.75
                                                 ----------    ----------    ----------    ----------    ----------
Total from investment operations .............         1.48          3.75         (1.92)       (10.96)         9.56

LESS DISTRIBUTIONS:
Dividends (from net investment income) .......           --            --            --            --            --
Distributions (from realized gains) ..........           --            --            --         (1.32)        (0.46)
                                                 ----------    ----------    ----------    ----------    ----------
Total distributions ..........................           --            --            --         (1.32)        (0.46)
                                                 ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE END OF PERIOD ................   $    13.11    $    11.63    $     7.88    $     9.80    $    22.08
                                                 ==========    ==========    ==========    ==========    ==========
TOTAL RETURN (a) .............................        12.73%        47.59%       (19.59)%      (51.94)%       74.58%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands) .........   $   21,443    $   14,406    $    8,350    $   17,235    $   38,172
Ratio of expenses to average net assets ......         2.09%         2.25%         2.14%         1.91%         1.55%
Ratio of net investment income (loss) to
   average net assets ........................        (1.95)%       (2.01)%       (1.93)%       (1.32)%       (0.97)%
Portfolio turnover rate ......................          157%          206%          302%          394%          318%

SECURITY SMALL CAP GROWTH FUND (CLASS B)



                                                                      FISCAL PERIOD ENDED SEPTEMBER 30
                                                 ------------------------------------------------------------------
                                                 2004(c)(e)    2003(b)(c)    2002(c)(i)      2001(c)     2000(b)(c)
                                                 ----------    ----------    ----------    ----------    ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ..........   $    10.94    $     7.47    $     9.37    $    21.34    $    12.69

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) .................        (0.33)        (0.24)        (0.26)        (0.28)        (0.31)
Net gain (loss) on securities (realized and
   unrealized) ...............................         1.63          3.71         (1.64)       (10.37)         9.42
                                                 ----------    ----------    ----------    ----------    ----------
Total from investment operations .............         1.30          3.47         (1.90)       (10.65)         9.11

LESS DISTRIBUTIONS:
Dividends (from net investment income) .......           --            --            --            --            --
Distributions (from realized gains) ..........           --            --            --         (1.32)        (0.46)
                                                 ----------    ----------    ----------    ----------    ----------
Total distributions ..........................           --            --            --         (1.32)        (0.46)
                                                 ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE END OF PERIOD ................   $    12.24    $    10.94    $     7.47    $     9.37    $    21.34
                                                 ==========    ==========    ==========    ==========    ==========
TOTAL RETURN (a) .............................        11.88%        46.45%       (20.28)%      (52.31)%       72.70%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands) .........   $    9,218    $    6,838    $    4,292    $    6,173    $   11,688
Ratio of expenses to average net assets ......         2.84%         3.00%         2.90%         2.67%         2.44%
Ratio of net investment income (loss) to
   average net assets ........................        (2.69)%       (2.76)%       (2.69)%       (2.07)%       (1.81)%
Portfolio turnover rate ......................          157%          206%          302%          394%          318%

SECURITY SMALL CAP GROWTH FUND (CLASS C)


                                                                FISCAL PERIOD ENDED SEPTEMBER 30
                                                 --------------------------------------------------------------
                                                 2004(c)(e)   2003(b)(c) 2002(c)(h)(i)   2001(c)     2000(b)(c)
                                                 ----------   ---------- -------------  ---------    ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ..........   $   11.15    $    7.61    $    9.53    $   21.74    $   12.86

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) .................       (0.33)       (0.24)       (0.26)       (0.28)       (0.35)
Net gain (loss) on securities (realized and
   unrealized) ...............................        1.65         3.78        (1.66)      (10.61)        9.69
                                                 ---------    ---------    ---------    ---------    ---------
Total from investment operations .............        1.32         3.54        (1.92)      (10.89)        9.34

LESS DISTRIBUTIONS:
Dividends (from net investment income) .......          --           --           --           --           --
Distributions (from realized gains) ..........          --           --           --        (1.32)       (0.46)
                                                 ---------    ---------    ---------    ---------    ---------
Total distributions ..........................          --           --           --        (1.32)       (0.46)
                                                 ---------    ---------    ---------    ---------    ---------
NET ASSET VALUE END OF PERIOD ................   $   12.47    $   11.15    $    7.61    $    9.53    $   21.74
                                                 =========    =========    =========    =========    =========
TOTAL RETURN (a) .............................       11.84%       46.52%      (20.15)%     (52.46)%      73.54%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands) .........   $   4,160    $   3,533    $   2,164    $   2,339    $   3,741
Ratio of expenses to average net assets ......        2.83%        3.00%        2.91%        2.68%        2.39%
Ratio of net investment income (loss) to
   average net assets ........................       (2.69)%      (2.76)%      (2.69)%      (2.09)%      (1.81)%
Portfolio turnover rate ......................         157%         206%         302%         394%         318%

SECURITY ENHANCED INDEX FUND (CLASS A)


                                                                   FISCAL PERIOD ENDED SEPTEMBER 30
                                                  ----------------------------------------------------------------
                                                  2004(b)(c)(e)  2003(b)(c)(m)  2002(c)      2001(c)      2000(c)
                                                  -------------  ------------- ---------    ---------    ---------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ..........      $    7.69      $    6.30   $    8.03    $   11.29    $   10.04

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) .................           0.02             --       (0.01)          --           --
Net gain (loss) on securities (realized and
   unrealized) ...............................           0.92           1.39       (1.72)       (3.17)        1.37
                                                    ---------      ---------   ---------    ---------    ---------
Total from investment operations .............           0.94           1.39       (1.73)       (3.17)        1.37

LESS DISTRIBUTIONS:
Dividends (from net investment income) .......             --             --          --           --           --
Distributions (from realized gains) ..........             --             --          --        (0.09)       (0.12)
                                                    ---------      ---------   ---------    ---------    ---------
Total distributions ..........................             --             --          --        (0.09)       (0.12)
                                                    ---------      ---------   ---------    ---------    ---------
NET ASSET VALUE END OF PERIOD ................      $    8.63      $    7.69   $    6.30    $    8.03    $   11.29
                                                    =========      =========   =========    =========    =========
TOTAL RETURN (a) .............................          12.22%         22.06%     (21.54)%     (28.27)%      13.65%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands) .........      $   7,017      $   6,377   $   7,171    $   6,699    $   8,219
Ratio of expenses to average net assets ......           1.55%          1.73%       1.61%        1.42%        1.44%
Ratio of net investment income (loss) to
   average net assets ........................           0.19%          0.00%      (0.10)%       0.02%       (0.05)%
Portfolio turnover rate ......................             79%            60%         62%          40%          73%

SECURITY ENHANCED INDEX FUND (CLASS B)



                                                                      FISCAL PERIOD ENDED SEPTEMBER 30
                                                -------------------------------------------------------------------------
                                                2004(b)(c)(e)   2003(b)(c)(m)      2002(c)        2001(c)         2000(c)
                                                -------------   -------------      -------        -------         -------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........        $ 7.40          $ 6.11          $ 7.87        $11.15          $  9.99

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................         (0.05)          (0.05)          (0.07)        (0.08)           (0.09)
Net gain (loss) on securities (realized and
   unrealized)..............................          0.90            1.34           (1.69)        (3.11)            1.37
                                                    ------          ------          ------        ------          -------
Total from investment operations............          0.85            1.29           (1.76)        (3.19)            1.28

LESS DISTRIBUTIONS:
Dividends (from net investment income)......           ---             ---             ---           ---              ---
Distributions (from realized gains).........           ---             ---             ---         (0.09)           (0.12)
                                                    ------          ------          ------        ------          -------
Total distributions.........................           ---             ---             ---         (0.09)           (0.12)
                                                    ------          ------          ------        ------          -------
NET ASSET VALUE END OF PERIOD...............        $ 8.25          $ 7.40          $ 6.11        $ 7.87          $ 11.15
                                                    ======          ======          ======        ======          =======
TOTAL RETURN (a)............................         11.49%          21.11%         (22.36)%      (28.81)%          12.82%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)........        $5,305          $4,929          $6,125        $7,360          $10,960
Ratio of expenses to average net assets.....          2.30%           2.48%           2.35%         2.17%            2.18%
Ratio of net investment income (loss) to
   average net assets.......................         (0.56)%         (0.75)%         (0.84)%       (0.74)%          (0.79)%
Portfolio turnover rate.....................            79%             60%             62%           40%              73%

SECURITY ENHANCED INDEX FUND (CLASS C)



                                                                      FISCAL PERIOD ENDED SEPTEMBER 30
                                                -------------------------------------------------------------------------
                                                2004(b)(c)(e)   2003(b)(c)(m)    2002(c)(j)       2001(c)         2000(c)
                                                -------------   -------------    ----------       -------         -------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........        $ 7.42          $ 6.12          $ 7.88        $ 11.16         $ 10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................         (0.05)          (0.05)          (0.07)         (0.08)          (0.09)
Net gain (loss) on securities (realized and
   unrealized)..............................          0.90            1.35           (1.69)         (3.11)           1.37
                                                   -------          ------          ------        -------         -------
Total from investment operations............          0.85            1.30           (1.76)         (3.19)           1.28

LESS DISTRIBUTIONS:
Dividends (from net investment income)......           ---             ---             ---            ---             ---
Distributions (from realized gains).........           ---             ---             ---          (0.09)          (0.12)
                                                   -------          ------          ------        -------         -------
Total distributions.........................           ---             ---             ---          (0.09)          (0.12)
                                                   -------          ------          ------        -------         -------
NET ASSET VALUE END OF PERIOD...............       $  8.27          $ 7.42          $ 6.12        $  7.88         $ 11.16
                                                   =======          ======          ======        =======         =======
TOTAL RETURN (a)............................         11.46%          21.24%         (22.34)%       (28.78)%         12.69%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)........       $ 3,281          $2,991          $4,129        $ 4,840         $ 7,092
Ratio of expenses to average net assets.....          2.30%           2.47%           2.35%          2.17%           2.15%
Ratio of net investment income (loss) to
   average net assets.......................         (0.56)%         (0.74)%         (0.85)%        (0.74)%         (0.77)%
Portfolio turnover rate.....................            79%             60%             62%            40%              73%

SECURITY SELECT 25 FUND (CLASS A)



                                                                      FISCAL PERIOD ENDED SEPTEMBER 30
                                                   ----------------------------------------------------------------------
                                                   2004(c)         2003(c)         2002(c)        2001(c)         2000(c)
                                                   -------         -------         -------        -------         -------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........       $ 7.27         $  6.52         $  7.58        $ 11.34         $ 10.53

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................        (0.06)          (0.05)          (0.07)         (0.06)          (0.09)
Net gain (loss) on securities (realized and
   unrealized)..............................         0.60            0.80           (0.99)         (3.70)           0.90
                                                   ------         -------         -------        -------         -------
Total from investment operations............         0.54            0.75           (1.06)         (3.76)           0.81

LESS DISTRIBUTIONS:
Dividends (from net investment income)......          ---             ---             ---            ---             ---
Distributions (from realized gains).........          ---             ---             ---            ---             ---
                                                   ------         -------         -------        -------         -------
Total distributions.........................          ---             ---             ---            ---             ---
                                                   ------         -------         -------        -------         -------
NET ASSET VALUE END OF PERIOD...............       $ 7.81         $  7.27         $  6.52        $  7.58         $ 11.34
                                                   ======         =======         =======        =======         =======
TOTAL RETURN (a)............................         7.43%          11.50%         (13.98)%       (33.16)%          7.69%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)........       $9,228         $10,396         $11,933        $14,347         $22,006
Ratio of expenses to average net assets.....         1.56%           1.63%           1.46%          1.39%           1.35%
Ratio of net investment income (loss) to
   average net assets.......................        (0.75)%         (0.70)%         (0.81)%        (0.60)%         (0.74)%
Portfolio turnover rate.....................           44%             54%             33%            44%             89%

SECURITY SELECT 25 FUND (CLASS B)



                                                                      FISCAL PERIOD ENDED SEPTEMBER 30
                                                   ----------------------------------------------------------------------
                                                   2004(c)         2003(c)         2002(c)        2001(c)         2000(c)
                                                   -------         -------         -------        -------         -------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........       $ 7.04          $ 6.36          $ 7.44        $ 11.22         $ 10.52

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................        (0.11)          (0.10)          (0.13)         (0.13)          (0.17)
Net gain (loss) on securities (realized and
   unrealized)..............................         0.57            0.78           (0.95)         (3.65)           0.87
                                                   ------          ------          ------        --------        -------
Total from investment operations............         0.46            0.68           (1.08)         (3.78)           0.70

LESS DISTRIBUTIONS:
Dividends (from net investment income)......          ---             ---             ---            ---             ---
Distributions (from realized gains).........          ---             ---             ---            ---             ---
                                                   ------          ------          ------        -------         -------
Total distributions.........................          ---             ---             ---            ---             ---
                                                   ------          ------          ------        -------         -------
NET ASSET VALUE END OF PERIOD...............       $ 7.50          $ 7.04          $ 6.36        $  7.44         $ 11.22
                                                   ======          ======          ======        =======         =======
TOTAL RETURN (a)............................         6.53%          10.69%         (14.52)%       (33.69)%          6.65%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)........       $7,333          $8,203          $8,566        $11,519         $18,199
Ratio of expenses to average net assets.....         2.31%           2.38%           2.21%          2.14%           2.11%
Ratio of net investment income (loss) to
   average net assets.......................        (1.50)%         (1.45)%         (1.56)%        (1.35)%         (1.49)%
Portfolio turnover rate.....................           44%             54%             33%            44%             89%

SECURITY SELECT 25 FUND (CLASS C)



                                                                      FISCAL PERIOD ENDED SEPTEMBER 30
                                                   ----------------------------------------------------------------------
                                                   2004(c)         2003(c)       2002(c)(g)       2001(c)         2000(c)
                                                   -------         -------       ----------       -------         -------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........       $ 7.06          $ 6.38         $  7.47         $11.26          $10.55

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................        (0.11)          (0.10)          (0.13)         (0.13)          (0.17)
Net gain (loss) on securities (realized and
   unrealized)..............................         0.57            0.78           (0.96)         (3.66)           0.88
                                                   ------          ------         -------         ------          ------
Total from investment operations............         0.46            0.68           (1.09)         (3.79)           0.71

LESS DISTRIBUTIONS:
Dividends (from net investment income)......          ---             ---             ---            ---             ---
Distributions (from realized gains).........          ---             ---             ---            ---             ---
                                                   ------         -------         -------         ------          ------
Total distributions.........................          ---             ---             ---            ---             ---
                                                   ------         -------         -------         ------          ------
NET ASSET VALUE END OF PERIOD...............       $ 7.52          $ 7.06         $  6.38         $ 7.47          $11.26
                                                   ======          ======         =======         ======          ======
TOTAL RETURN (a)............................         6.52%          10.66%         (14.59)%       (33.66)%          6.73%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)........       $5,866          $6,225         $ 3,954         $4,531          $7,294
Ratio of expenses to average net assets.....         2.31%           2.37%           2.21%          2.14%           2.10%
Ratio of net investment income (loss) to
   average net assets.......................        (1.50)%         (1.44)%         (1.56)%        (1.35)%         (1.49)%
Portfolio turnover rate.....................           44%             54%             33%            44%             89%

SECURITY LARGE CAP GROWTH FUND (CLASS A)



                                                              FISCAL PERIOD ENDED SEPTEMBER 30
                                                ---------------------------------------------------------------------------
                                                2004(b)(c)(e)      2003(c)         2002(c)     2001(b)(c)(e)  2000(c)(d)(e)
                                                -------------      -------         -------     -------------  -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........       $  5.62         $  4.60         $ 6.00         $  9.71        $ 10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................         (0.05)          (0.04)         (0.05)          (0.08)         (0.05)
Net gain (loss) on securities (realized and
   unrealized)..............................          0.29            1.06          (1.35)          (3.63)         (0.24)
                                                   -------         -------         ------         -------        -------
Total from investment operations............          0.24            1.02          (1.40)          (3.71)         (0.29)

LESS DISTRIBUTIONS:
Dividends (from net investment income)......           ---             ---            ---             ---            ---
Distributions (from realized gains).........           ---             ---            ---             ---            ---
                                                   -------         -------         ------         -------        -------
Total distributions.........................           ---             ---            ---             ---            ---
                                                   -------         -------         ------         -------        -------
NET ASSET VALUE END OF PERIOD...............       $  5.86         $  5.62         $ 4.60         $  6.00        $  9.71
                                                   =======         =======         ======         =======        =======
TOTAL RETURN (a)............................          4.27%          22.17%        (23.33)%        (38.21)%        (2.90)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)........       $11,455         $16,179         $9,243         $ 2,436        $ 2,405
Ratio of expenses to average net assets.....          1.84%           1.83%          1.99%           2.00%          1.92%
Ratio of net investment income (loss) to
   average net assets.......................         (0.81)%         (0.71)%        (1.00)%         (1.10)%        (1.25)%
Portfolio turnover rate.....................            44%             39%            12%              6%             5%

SECURITY LARGE CAP GROWTH FUND (CLASS B)



                                                              FISCAL PERIOD ENDED SEPTEMBER 30
                                                 -------------------------------------------------------------
                                                 2004(b)(c)        2003(c)         2002(c)       2001(b)(c)    2000(c)(e)(e)
                                                 ----------        -------         -------       ----------    -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........      $  5.45          $ 4.50         $  5.92          $ 9.65         $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................        (0.09)          (0.07)          (0.11)          (0.14)         (0.08)
Net gain (loss) on securities (realized and
   unrealized)..............................         0.29            1.02           (1.31)          (3.59)         (0.27)
                                                  -------          ------         -------          ------         ------
Total from investment operations............         0.20            0.95           (1.42)          (3.73)         (0.35)

LESS DISTRIBUTIONS:
Dividends (from net investment income)......          ---             ---             ---             ---            ---
Distributions (from realized gains).........          ---             ---             ---             ---            ---
                                                  -------          ------         -------          ------         ------
Total distributions.........................          ---             ---             ---             ---            ---
                                                  -------          ------         -------          ------         ------
NET ASSET VALUE END OF PERIOD...............      $  5.65          $ 5.45         $  4.50          $ 5.92         $ 9.65
                                                  =======          ======         =======          ======         ======
TOTAL RETURN (a)............................         3.67%          21.11%         (23.99)%        (38.65)%        (3.50)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)........      $ 3,559          $6,557         $ 1,949          $1,955         $2,039
Ratio of expenses to average net assets.....         2.56%           2.59%           2.82%           2.75%          2.68%
Ratio of net investment income (loss) to
   average net assets.......................        (1.55)%         (1.49)%         (1.88)%         (1.85)%        (2.02)%
Portfolio turnover rate.....................           44%             39%             12%              6%             5%

SECURITY LARGE CAP GROWTH FUND (CLASS C)



                                                              FISCAL PERIOD ENDED SEPTEMBER 30
                                                   ------------------------------------------------------------------------
                                                    2004           2003(c)        2002(c)(g)      2001(b)(c)     2000(c)(e)
                                                    ----           -------        ----------      ----------     ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........       $ 5.48          $ 4.52          $ 5.93         $  9.65         $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................        (0.09)          (0.07)          (0.11)          (0.13)         (0.08)
Net gain (loss) on securities (realized and
   unrealized)..............................         0.28            1.03           (1.30)          (3.59)         (0.27)
                                                   ------          ------          ------         -------         ------
Total from investment operations............         0.19            0.96           (1.41)          (3.72)         (0.35)

LESS DISTRIBUTIONS:
Dividends (from net investment income)......          ---             ---             ---             ---            ---
Distributions (from realized gains).........          ---             ---             ---             ---            ---
                                                   ------          ------          ------         -------         ------
Total distributions.........................          ---             ---             ---             ---            ---
                                                   ------          ------          ------         -------         ------
NET ASSET VALUE END OF PERIOD...............       $ 5.67          $ 5.48          $ 4.52         $  5.93         $ 9.65
                                                   ======          ======          ======         =======         ======
TOTAL RETURN (a)............................         3.47%          21.24%         (23.78)%        (38.55)%        (3.50)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)........       $3,088          $3,432          $2,547         $ 2,577         $2,102
Ratio of expenses to average net assets.....         2.61%           2.58%           2.82%           2.75%          2.66%
Ratio of net investment income (loss) to
   average net assets.......................        (1.58)%         (1.44)%         (1.88)%         (1.85)%        (2.00)%
Portfolio turnover rate.....................           44%             39%             12%              6%             5%

SECURITY MID CAP GROWTH FUND (CLASS A)



                                                                       FISCAL YEAR ENDED SEPTEMBER 30
                                                 ------------------------------------------------------------------------
                                                 2004(c)(o)        2003(c)       2002(c)(j)       2001(c)         2000(c)
                                                 ----------        -------       ----------       -------         -------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........     $  10.84         $   7.03        $  8.48        $  15.28        $   9.19

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................        (0.13)           (0.10)         (0.09)          (0.07)          (0.08)
Net gain (loss) on securities (realized and
   unrealized)..............................         0.71             3.91          (1.30)          (5.38)           6.60
                                                 --------         --------        -------        --------        --------
Total from investment operations............         0.58             3.81          (1.39)          (5.45)           6.52

LESS DISTRIBUTIONS:
Dividends (from net investment income)......          ---              ---            ---             ---             ---
Distributions (from realized gains).........        (0.40)             ---          (0.06)          (1.35)          (0.43)
                                                 --------         --------        -------        --------        --------
Total distributions.........................        (0.40)             ---          (0.06)          (1.35)          (0.43)
                                                 --------         --------        -------        --------        --------
NET ASSET VALUE END OF PERIOD...............     $  11.02         $  10.84        $  7.03        $   8.48        $  15.28
                                                 ========         ========        =======        ========        ========
TOTAL RETURN (a)............................         5.23%           54.20%        (16.64)%        (38.19)%         72.82%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)........     $149,715         $134,208        $90,948        $131,498        $204,787
Ratio of expenses to average net assets.....         1.41%            1.41%          1.20%           1.09%           1.11%
Ratio of net investment income (loss) to
   average net assets.......................        (1.11)%          (1.14)%        (0.92)%         (0.64)%         (0.62)%
Portfolio turnover rate.....................           50%              57%            47%             48%             35%

SECURITY MID CAP GROWTH FUND (CLASS B)



                                                                       FISCAL YEAR ENDED SEPTEMBER 30
                                                 -----------------------------------------------------------------------
                                                 2004(c)(o)        2003(c)       2002(c)(j)       2001(c)        2000(c)
                                                 ----------        -------       ----------       -------        -------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........      $   9.57         $  6.26        $  7.62        $ 14.02        $  8.54

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................         (0.19)          (0.15)         (0.16)         (0.17)         (0.19)
Net gain (loss) on securities (realized and
   unrealized)..............................          0.63            3.46          (1.14)         (4.88)          6.10
                                                  --------         -------        -------        -------        -------
Total from investment operations............          0.44            3.31          (1.30)         (5.05)          5.91

LESS DISTRIBUTIONS:
Dividends (from net investment income)......           ---             ---            ---            ---            ---
Distributions (from realized gains).........         (0.40)            ---          (0.06)         (1.35)         (0.43)
                                                  --------         -------        -------        -------        -------
Total distributions.........................         (0.40)            ---          (0.06)         (1.35)         (0.43)
                                                  --------         -------        -------        -------        -------
NET ASSET VALUE END OF PERIOD...............      $   9.61         $  9.57        $  6.26        $  7.62        $ 14.02
                                                  ========         =======        =======        =======        =======
TOTAL RETURN (a)............................          4.44%          52.88%        (17.35)%       (38.83)%        71.17%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)........      $ 26,578         $26,459        $17,502        $28,580        $38,812
Ratio of expenses to average net assets.....          2.16%           2.16%          2.11%          2.09%          2.11%
Ratio of net investment income (loss) to
   average net assets.......................         (1.86)%         (1.89)%        (1.84)%        (1.64)%        (1.61)%
Portfolio turnover rate.....................            50%             57%            47%            48%            35%

SECURITY MID CAP GROWTH FUND (CLASS C)



                                                                      FISCAL PERIOD ENDED SEPTEMBER 30
                                                 ------------------------------------------------------------------------
                                                 2004(c)(o)        2003(c)      2002(c)(g)(j)     2001(c)         2000(c)
                                                 ----------        -------      -------------     -------         -------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........      $ 10.34         $  6.76         $  8.22        $ 14.99         $  9.11

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................        (0.21)          (0.16)          (0.16)         (0.18)          (0.20)
Net gain (loss) on securities (realized and
   unrealized)..............................         0.70            3.74           (1.24)         (5.24)           6.51
                                                  -------         -------         -------        -------         -------
Total from investment operations............         0.49            3.58           (1.40)         (5.42)           6.31

LESS DISTRIBUTIONS:
Dividends (from net investment income)......          ---             ---             ---            ---             ---
Distributions (from realized gains).........        (0.40)            ---           (0.06)         (1.35)          (0.43)
                                                  -------         -------         -------        -------         -------
Total distributions.........................        (0.40)            ---           (0.06)         (1.35)          (0.43)
                                                  -------         -------         -------        -------         -------
NET ASSET VALUE END OF PERIOD...............      $ 10.43         $ 10.34         $  6.76        $  8.22         $ 14.99
                                                  =======         =======         =======        =======         =======
TOTAL RETURN (a)............................         4.59%          52.96%         (17.30)%       (38.78)%         71.10%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)........      $14,759         $11,279         $ 5,883        $ 4,194         $ 3,017
Ratio of expenses to average net assets.....         2.16%           2.16%           2.12%          2.09%           2.11%
Ratio of net investment income (loss) to
   average net assets.......................        (1.86)%         (1.89)%         (1.85)%        (1.66)%         (1.61)%
Portfolio turnover rate.....................           50%             57%             47%            48%             35%

(a) Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class A, Class B and Class C shares.

(b) Fund expenses were reduced by the Investment Manager during the period. An expense reimbursement lowers the expense ratio and increases overall returns to investors. Expense ratios absent such reimbursement would have been as follows:



              CLASS  2004    2003   2002   2001    2000
              -----  ----    ----   ----   ----    ----
Small Cap       A     ---   2.51%   ---     ---   1.64%
Growth Fund     B     ---   3.23%   ---     ---   2.48%
                C     ---   3.23%   ---     ---   2.47%
Large Cap       A    2.00%   N/A    ---    2.15%   ---
Growth Fund     B    2.72%   N/A    ---    2.92%   ---
                C    2.77%   N/A    ---    2.92%   ---
Enhanced        A    1.80%  1.83%   ---     ---    ---
Index Fund      B    2.55%  2.58%   ---     ---    ---
                C    2.55%  2.57%   ---     ---    ---
Alpha           A    3.57%  3.25%   ---     ---    ---
Opportunity     B    4.29%  4.01%   ---     ---    ---
Fund            C    4.30%  4.01%   ---     ---    ---




(c) Net investment income (loss) was computed using average shares outstanding throughout the period.



(d) Large Cap Growth Fund was initially capitalized on May 1, 2000, with a net asset value of $10 per share. Percentage amounts for the period, except for total return, have been annualized.





(e) Expense ratios, including reimbursements, were calculated without the reduction for custodian fees earnings credits beginning May 1, 2000. Expense ratios with such reductions would have been as follows:





              CLASS  2004    2003   2002   2001    2000
              -----  ----    ----   ----   ----    ----
Large Cap       A    1.83%   ---    ---    1.99%  1.85%
Growth Fund     B     ---    ---    ---     ---   2.61%
                C     ---    ---    ---     ---   2.60%
Small Cap       A     ---    ---    ---     ---    ---
Growth Fund     B    2.83%   ---    ---     ---    ---
                C    2.82%   ---    ---     ---    ---
Enhanced        A    1.54%   ---    ---     ---    ---
Index Fund      B    2.29%   ---    ---     ---    ---
                C    2.29%   ---    ---     ---    ---
Alpha           A    2.78%   ---    ---     ---    ---
Opportunity     B     ---    ---    ---     ---    ---
Fund            C     ---    ---    ---     ---    ---





(f) As required, effective October 1, 2001, the funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on fixed income securities. The effect of this change for the period ended September 30, 2002, was to increase net investment income per share by less than -1/2 of a cent, decrease net realized and unrealized gains and losses per share by less than -1/2 of a cent and increase the ratio of net investment income to average net assets from 0.06% to 0.07%. Per share ratios and supplemental data for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.





(g) The financial highlights for the Equity Fund as set forth herein exclude the historical financial highlights of the Total Return Fund Class A, B and C shares. The assets of the Total Return Fund were acquired by the Equity Fund on August 27, 2002.





(h) The financial highlights for Class C shares exclude the historical financial highlights of the Class S shares. Class S shares were exchanged for Class C shares on June 3, 2002.





(i) RS Investment Management, L.P. became the sub-adviser of Small Cap Growth Fund effective September 3, 2002. Prior to September 3, 2002, Strong Capital Management, Inc. served as the Small Cap Growth Fund's sub-adviser.





(j) Effective May 1, 2002, the fee structure for Large Cap Value, Equity, Global and Mid Cap Growth Funds changed. Per share information reflects this change.





(k) The Dreyfus Corporation became sub-adviser of Large Cap Value Fund effective January 1, 2001. Prior to January 1, 2001, advisory services were provided by the Investment Manager.





(l) Security Alpha Opportunity Series was initially capitalized on July 7, 2003, with a net asset value of $10 per share. Percentage amounts for the period, except for total return, have been annualized.





(m) Northern Trust became the subadvisor of Enhanced Index Fund effective May 1, 2003. Prior to May 1, 2003, Security Management, LLC (SMC) paid Deutsche Asset Management, Inc. for subadvisory services.





(n) The financial highlights for the Global Series exclude the historical financial highlights of the International Series Class A, B and C shares. The assets of the International Series were acquired by the Global Series on October 3, 2003.





(o) The financial highlights for the Mid Cap Growth Fund exclude the historical financial highlights of the Technology Series Class A, B and C shares. The assets of the Technology Series were acquired by the Mid Cap Growth Fund on October 3, 2003.

APPENDIX A

REDUCED SALES CHARGES

CLASS A SHARES -- Initial sales charges may be reduced or eliminated for persons or organizations purchasing Class A shares of the Funds alone or in combination with Class A shares of other Security Funds.

For purposes of qualifying for reduced sales charges on purchases made pursuant to Rights of Accumulation or a Statement of Intention, (i) the amount purchased is measured with respect to the offering price of the shares, and (ii) the term "Purchaser" includes the following persons: an individual, his or her spouse and children under the age of 21; a trustee or other fiduciary of a single trust estate or single fiduciary account established for their benefit; an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Internal Revenue Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Internal Revenue Code.

RIGHTS OF ACCUMULATION -- To reduce sales charges on purchases of Class A shares of a Fund, a Purchaser may combine all previous purchases of Class A shares of the Funds with a contemplated current purchase and receive the reduced applicable front-end sales charge. The Distributor must be notified when a sale takes place which might qualify for the reduced charge on the basis of previous purchases.

Rights of accumulation also apply to purchases representing a combination of the Class A shares of the Funds, and other Security Funds, except Security Cash Fund, in those states where shares of the fund being purchased are qualified for sale.

STATEMENT OF INTENTION -- A Purchaser may choose to sign a Statement of Intention within 90 days after the first purchase to be included thereunder, which will cover future purchases of Class A shares of the Funds, and other Security Funds, except Security Cash Fund. The amount of these future purchases shall be specified and must be made within a 13-month period (or 36-month period for purchases of $1 million or more) to become eligible for the reduced front-end sales charge applicable to the actual amount purchased under the Statement. Shares equal to five percent (5%) of the amount specified in the Statement of Intention will be held in escrow until the statement is completed or terminated. These shares may be redeemed by the Fund if the Purchaser is required to pay additional sales charges.

A Statement of Intention may be revised during the 13-month (or, if applicable, 36-month) period. Additional Class A shares received from reinvestment of income dividends and capital gains distributions are included in the total amount used to determine reduced sales charges. A Statement of Intention may be obtained from the Funds.

REINSTATEMENT PRIVILEGE -- Shareholders who redeem their Class A shares of the Funds have a one-time privilege (1) to reinstate their accounts by purchasing Class A shares without a sales charge up to the dollar amount of the redemption proceeds; or (2) to the extent the redeemed shares would have been eligible for the exchange privilege, to purchase Class A shares of another of the Security Funds, without a sales charge up to the dollar amount of the redemption proceeds. To exercise this privilege, a shareholder must provide written notice and a check in the amount of the reinvestment within thirty days after the redemption request; the reinstatement will be made at the net asset value on the date received by the Fund or the Security Funds, as appropriate.

PURCHASES AT NET ASSET VALUE -- Class A shares of the Funds may be purchased at net asset value by (1) directors, officers and employees of the Funds, the Funds' Investment Manager or Distributor; directors, officers and employees of Security Benefit Life Insurance Company and its subsidiaries; agents licensed with Security Benefit Life

Insurance Company; spouses or minor children of any such agents; as well as the following relatives of any such directors, officers and employees (and their spouses): spouses, grandparents, parents, children, grandchildren, siblings, nieces and nephews; (2) any trust, pension, profit sharing or other benefit plan established by any of the foregoing corporations for persons described above;
(3) retirement plans where third party administrators of such plans have entered into certain arrangements with the Distributor or its affiliates provided that no commission is paid to dealers; and (4) officers, directors, partners or registered representatives (and their spouses and minor children) of broker-dealers who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be transferred or resold except through redemption or repurchase by or on behalf of the Funds.

Class A shares of the Funds may be purchased at net asset value when the purchase is made on the recommendation of (i) a registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of the investor; or (ii) a certified financial planner or registered broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" is imposed. Class A shares of the Funds may also be purchased at net asset value when the purchase is made by retirement plans that
(i) buy shares of the Security Funds worth $500,000 or more; (ii) have 100 or more eligible employees at the time of purchase; (iii) certify it expects to have annual plan purchases of shares of Security Funds of $200,000 or more; (iv) are provided administrative services by certain third-party administrators that have entered into a special service arrangement with the Security Funds relating to such plans; or (v) have at the time of purchase, aggregate assets of at least $1,000,000. Purchases made pursuant to this provision may be subject to a deferred sales charge of up to 1% in the event of a redemption within one year of the purchase.

The Distributor must be notified when a purchase is made that qualifies under any of the above provisions. Consequently, when a Purchaser acquires shares directly from the Funds, he/she must indicate in his/her purchase order that such purchase qualifies under any of the above provisions, and must provide enough information to substantiate that claim. When a Purchaser acquires shares through a broker/dealer or other financial intermediary, he/she must inform his/her broker/dealer or other financial intermediary of any facts that may qualify a purchase for any of the above provisions, such as, for example, information about other holdings of Class A shares of the Funds that the Purchaser has, directly with the Funds, or through other accounts with broker/dealers or financial intermediaries.

FOR MORE INFORMATION

BY TELEPHONE -- Call 1-800-888-2461.

BY MAIL -- Write to:
Security Management Company, LLC
One Security Benefit Place
Topeka, KS 66636-0001

ON THE INTERNET -- Reports and other information about the Funds can be viewed online or downloaded from:

SEC: On the EDGAR Database at http://www.sec.gov

SMC, LLC: http://www.securitybenefit.com

Additional information about the Funds (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Copies may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

ANNUAL/SEMI-ANNUAL REPORT -- Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION -- The Funds' Statement of Additional Information and the Funds' annual or semi-annual reports are available, without charge, upon request by calling the Funds' toll-free telephone number 1-800-888-2461. Shareholder inquiries should be addressed to SMC, LLC, One Security Benefit Place, Topeka, Kansas 66636-0001, or by calling the Funds' toll-free telephone number listed above. The Funds' Statement of Additional Information is incorporated into this prospectus by reference.

Each Fund's Investment Company Act file number is listed below:


Security Equity Fund..........................  811-01136

   -   Security Equity Series
   -   Security Alpha Opportunity Series
   -   Security Global Series
   -   Security Mid Cap Value Series
   -   Security Small Cap Growth Series
   -   Security Enhanced Index Series
   -   Security Select 25 Series
   -   Security Large Cap Growth Series

Security Large Cap Value Fund.................  811-0487


Security Mid Cap Growth Fund..................  811-01316

SECURITY LARGE CAP VALUE FUND

SECURITY EQUITY FUND(R)

      -     EQUITY SERIES

      -     ALPHA OPPORTUNITY SERIES

      -     GLOBAL SERIES

      -     SOCIAL AWARENESS SERIES

      -     MID CAP VALUE SERIES

      -     SMALL CAP GROWTH SERIES

      -     ENHANCED INDEX SERIES

      -     SELECT 25 SERIES

      -     LARGE CAP GROWTH SERIES

SECURITY MID CAP GROWTH FUND

Members of The Security Benefit Group of Companies One Security Benefit Place, Topeka, Kansas 66636-0001
(785) 438-3000
(800) 888-2461

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus dated February 1, 2005, as it may be supplemented from time to time. A prospectus may be obtained by writing Security Distributors, Inc., One Security Benefit Place, Topeka, Kansas 66636-0001, or by calling (785) 438-3000 or (800) 888-2461. The Funds' financial statements included in the Funds' September 30, 2004 Annual Report are incorporated herein by reference. A copy of the Funds' Annual Report is available, without charge, by calling the phone numbers listed above.

STATEMENT OF ADDITIONAL INFORMATION
FEBRUARY 1, 2005
RELATING TO THE PROSPECTUS DATED FEBRUARY 1, 2005,
AS IT MAY BE SUPPLEMENTED FROM TIME TO TIME


INVESTMENT MANAGER            UNDERWRITER             CUSTODIANS                   INDEPENDENT REGISTERED
Security Management Company,  Security Distributors,  UMB Bank, N.A.               PUBLIC ACCOUNTING FIRM
LLC                           Inc.                    928 Grand Avenue             Ernst & Young LLP
One Security Benefit Place    One Security Benefit    Kansas City, Missouri 64106  One Kansas City Place
Topeka, Kansas 66636-0001     Place                                                1200 Main Street
                              Topeka, Kansas 66636-   Banc of America Securities,  Kansas City, Missouri
                              0001                    LLC                          64105-2143
                                                      9 West 57th Street
                                                      New York, New York 10019

                                                      State Street Bank and Trust
                                                      Company
                                                      225 Franklin
                                                      Boston, Massachusetts 02110

                                TABLE OF CONTENTS


GENERAL INFORMATION ...............................
INVESTMENT METHODS AND RISK FACTORS ...............
   Shares of Other Investment COMPANIES ...........
   REPURCHASE AGREEMENTS ..........................
   Reverse Repurchase Agreements ..................
   When Issued and Forward Commitment Securities ..
   American Depositary Receipts ...................
   Restricted Securities ..........................
   Real Estate Securities .........................
   Zero Coupon Securities .........................
   Foreign Investment Risks .......................
   Brady Bonds ....................................
   Emerging Countries .............................
   Political and Economic Risks ...................
   Religious and Ethnic Instability ...............
   Foreign Investment Restrictions ................
   Non-Uniform Corporate Disclosure Standards
      and Governmental Regulation .................
   Adverse Market Characteristics .................
   Non-U.S. Withholding Taxes .....................
   Currency Risk ..................................
   Put and Call Options ...........................
   Trading in Futures .............................
   Short Sales ....................................
   Swaps, Caps, Floors and Collars ................
   Spread Transactions ............................
   Hybrid Instruments .............................
   Lending of Portfolio Securities ................
   Leverage .......................................
   Short-Term Instruments .........................
   U.S. Government Obligations ....................
INVESTMENT RESTRICTIONS ...........................
   Fundamental Policies ...........................
   Operating Policies .............................
OFFICERS AND DIRECTORS ............................
COMMITTEES ........................................
   Auditing Committee .............................
   Nominating Committee ...........................
REMUNERATION OF DIRECTORS AND OTHERS ..............
PRINCIPAL HOLDERS OF SECURITIES ...................
DIRECTORS' OWNERSHIP OF SECURITIES ................
HOW TO PURCHASE SHARES ............................
   Alternative Purchase Options ...................
   Class A Shares .................................
   Class B Shares .................................
   Class C Shares .................................
   Distribution Plans .............................
   Rule 12b-1 Plan Expenses .......................
   Calculation and Waiver of
      Contingent Deferred Sales Charges ...........
   Arrangements With Broker-Dealers and Others ....
   Purchases at Net Asset Value ...................
   Purchases for Employer-Sponsored
      Retirement Plans ............................
SYSTEMATIC WITHDRAWAL PROGRAM .....................
INVESTMENT MANAGEMENT .............................
   Investment Management and Services Agreement ...
SUB-ADVISERS ......................................
CODE OF ETHICS ....................................
PROXY VOTING ......................................
DISTRIBUTOR .......................................
ALLOCATION OF PORTFOLIO BROKERAGE .................
HOW NET ASSET VALUE IS DETERMINED .................
HOW TO REDEEM SHARES ..............................
   Telephone Redemptions ..........................
   Redemption/Exchange Charge - Global Fund .......
HOW TO EXCHANGE SHARES ............................
   Exchange by Telephone ..........................
DIVIDENDS AND TAXES ...............................
   Backup Withholding .............................
   Passive Foreign Investment Companies ...........
   Options, Futures and Forward Contracts
      and Swap Agreements .........................
   Market Discount ................................
   Original Issue Discount ........................
   Constructive Sales .............................
   Foreign Taxation ...............................
   Foreign Currency Transactions ..................
   Redemption Charge ..............................
   Other Taxes ....................................
   New Legislation ................................
ORGANIZATION ......................................
CUSTODIAN, TRANSFER AGENT AND DIVIDEND-PAYING AGENT
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM .....
PERFORMANCE INFORMATION ...........................
RETIREMENT PLANS ..................................
INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) .............
ROTH IRAS .........................................

                                TABLE OF CONTENTS


COVERDELL EDUCATION SAVINGS ACCOUNTS ..............  85
SIMPLE IRAS .......................................  86
PENSION AND PROFIT-SHARING PLANS ..................  86
403(b) RETIREMENT PLANS ...........................  86
SIMPLIFIED EMPLOYEE PENSION (SEP) PLANS ...........  87
FINANCIAL STATEMENTS ..............................  87
APPENDIX A ........................................  88

GENERAL INFORMATION

Security Large Cap Value Fund, Security Equity Fund and Security Mid Cap Growth Fund were organized as Kansas corporations on February 2, 1944, November 27, 1961 and April 20, 1965, respectively. The names of Security Large Cap Value Fund (formerly Security Growth and Income Fund) and Security Mid Cap Growth Fund (formerly Security Ultra Fund) were changed effective October 1, 2002. The Funds are registered with the Securities and Exchange Commission ("SEC") as investment companies. Such registration does not involve supervision by the SEC of the management or policies of the Funds. The Funds are open-end investment companies that, upon the demand of the investor, must redeem their shares and pay the investor the current net asset value ("NAV") thereof. (See "How to Redeem Shares.")

Each of Security Large Cap Value Fund ("Large Cap Value Fund"), the Equity Series ("Equity Fund"), Alpha Opportunity Series ("Alpha Opportunity Fund"), Global Series ("Global Fund"), Social Awareness Series ("Social Awareness Fund"), Mid Cap Value Series ("Mid Cap Value Fund"), Small Cap Growth Series ("Small Cap Growth Fund"), Enhanced Index Series ("Enhanced Index Fund"), Select 25 Series ("Select 25 Fund(R)") and Large Cap Growth Series ("Large Cap Growth Fund") of Security Equity Fund, and Security Mid Cap Growth Fund ("Mid Cap Growth Fund") (collectively, the "Funds") has its own investment objective and policies. Professional investment advice is provided to each Fund by Security Management Company, LLC (the "Investment Manager"). While there is no present intention to do so, the investment objective and policies of each Fund, unless otherwise noted, may be changed by the Board of Directors without the approval of shareholders. Each of the Funds is also required to operate within limitations imposed by its fundamental investment policies, which may not be changed without shareholder approval. These limitations are set forth under "Investment Restrictions." An investment in one of the Funds does not constitute a complete investment program.

INVESTMENT METHODS AND RISK FACTORS

The Fund's principal investment strategies and the risks associated with the same are described in the "Principal Risks" and "Investment Policies and Management Practices" sections of the Prospectus. The following discussion provides additional information about those principal investment strategies and related risks, as well as information about investment strategies (and related risks) that the Fund may utilize, even though they are not considered to be "principal" investment strategies. Accordingly, an investment strategy (and related risk) that is described below, but which is not described in the Fund's prospectus, should not be considered to be a principal strategy (or related risk) applicable to the Fund.

Some of the risk factors related to certain securities, instruments and techniques that may be used by one or more of the Funds are described in the "Principal Risks" and "Investment Policies and Management Practices" sections of the applicable prospectus and in this Statement of Additional Information. The following is a description of certain additional risk factors related to various securities, instruments and techniques. The risks so described only apply to those Funds which may invest in such securities and instruments or which use such techniques. Also included is a general description of some of the investment instruments, techniques and methods which may be used by one or more of the Funds. The methods described only apply to those Funds which may use such methods. Although a Fund may employ the techniques, instruments and methods described below, consistent with its investment objective and policies and any applicable law, no Fund will be required to do so.

SHARES OF OTHER INVESTMENT COMPANIES -- Each of the Funds may invest in shares of other investment companies or investment vehicles. Investment in the shares of other investment companies or investment vehicles has the effect of requiring shareholders to pay the operating expenses (including, for example, investment advisory and other management fees) of two mutual funds. The Fund's investment in the securities of other investment companies or investment vehicles will be limited so that, as determined after a purchase is made, (1) not more than 3% of the total outstanding voting stock of any one investment company or investment vehicle will be owned by the Fund, (2) not more than 5% of the value of the total assets of the Fund will be invested in the securities of any one investment company, and (3) not more than 10% of the value of the total assets of the Fund will be invested in the securities of such other investment companies.

REPURCHASE AGREEMENTS -- Each of the Funds may utilize repurchase agreements on an overnight basis and in the case of Global, Small Cap Growth and Enhanced Index Funds may enter into repurchase agreements with longer maturities. A repurchase agreement is a contract under which a Fund would acquire a security for a relatively short period (usually not more than seven days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). Each of the Funds may enter into repurchase agreements with respect to any portfolio securities that it may acquire consistent with its investment policies and restrictions. The Funds may enter into repurchase agreements to meet anticipated redemptions or pending investment or reinvestment of Fund assets in portfolio securities. The Board of Directors of each Fund has delegated certain responsibilities in connection with repurchase agreements to the Investment Manager or Sub-Adviser. Those responsibilities include monitoring and evaluating a Fund's use of repurchase agreements, evaluating the creditworthiness of repurchase agreement counterparties and taking steps that are reasonably designed to ensure that a Fund's repurchase agreements are fully collateralized. Repurchase agreements subject the Funds to the risks that (i) they may not be able to liquidate the securities immediately upon the insolvency of the other party, or (ii) that amounts received in closing out a repurchase transaction might be deemed voidable preferences upon the bankruptcy of the other party.

It is the Global Fund's present intention to enter into repurchase agreements only with respect to obligations of the United States Government or its agencies or instrumentalities to meet anticipated redemptions or pending investment or reinvestment of Fund assets in portfolio securities. The Global Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. Repurchase agreements will be fully collateralized including interest earned thereon during the entire term of the agreement. If the institution defaults on the repurchase agreement, the Global Fund will retain possession of the underlying securities. If bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by Global Fund may be delayed or limited and the Fund may incur additional costs. In such case, the Global Fund will be subject to risks associated with changes in market value of the collateral securities. The Global Fund may enter into repurchase agreements only with (a) securities dealers that have a total capitalization of at least $40,000,000 and a ratio of aggregate indebtedness to net capital of no more than 4 to 1, or, alternatively, net capital equal to 6% of aggregate debit balances, or (b) banks that have at least $1,000,000,000 in assets and a net worth of at last $100,000,000 as of its most recent annual report. In addition, the aggregate repurchase price of all repurchase agreements held by the Global Fund with any broker shall not exceed 15% of the total assets of the fund or $5,000,000, whichever is greater. The Global Fund will not enter into repurchase agreements maturing in more than seven days if the aggregate of such repurchase agreements and other illiquid investments would exceed 15% of the net assets of the Fund. The operating expenses of Global Fund can be expected to be higher than those of an investment company investing exclusively in United States securities.

REVERSE REPURCHASE AGREEMENTS -- Certain Funds may also invest in reverse repurchase agreement transactions which involve the sale of U.S. Government securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed upon price and date. The Fund may employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions. At the time it enters into a reverse repurchase agreement, the Fund will segregate cash and/or liquid assets having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940, as amended ("1940 Act"). Reverse repurchase agreements, together with other permitted borrowings from banks, may constitute up to 33 1/3% of the Fund's total assets. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

WHEN ISSUED AND FORWARD COMMITMENT SECURITIES -- Purchase or sale of securities on a "forward commitment" basis may be used to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When issued securities and forward commitments may be sold prior to the settlement date, but the Funds will enter into when issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be; however, a Fund may dispose of a commitment prior to settlement if the Investment Manager deems it appropriate to do so. No income accrues on securities which have been purchased pursuant to a forward commitment or on a when issued basis prior to delivery of the securities. If a Fund disposes of the right to acquire a when issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time a Fund enters into a transaction on a when issued or forward commitment basis, it will segregate cash or liquid securities equal to the value of the when issued or forward commitment securities and will mark the segregated assets to market daily. There is a risk that the securities may not be delivered and that the Fund may incur a loss.

AMERICAN DEPOSITARY RECEIPTS -- Each of the Funds may purchase ADRs which are dollar-denominated receipts issued generally by U.S. banks and which represent the deposit with the bank of a foreign company's securities. ADRs are publicly traded on exchanges or over-the-counter in the United States. Investors should consider carefully the substantial risks involved in investing in securities issued by companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. ADRs, European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other securities convertible into securities of issuers based in foreign countries are not necessarily denominated in the same currency as the securities into which they may be converted. In general, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs (also referred to as Continental Depositary Receipts ("CDRs")), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are global receipts evidencing a similar arrangement. For purposes of the Fund's investment policies, ADRs, EDRs and GDRs are deemed to have the same classification as the underlying securities they represent.

Thus, an ADR, EDR or GDR representing ownership of common stock will be treated as common stock.

Depositary receipts are issued through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the cost of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

RESTRICTED SECURITIES -- Each Fund may invest in restricted securities. Restricted securities cannot be sold to the public without registration under the Securities Act of 1933 ("1933 Act"). Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities are generally considered illiquid and, therefore, subject to the Fund's limitation on illiquid securities.

Restricted securities (including Rule 144A Securities) may involve a high degree of business and financial risk which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund. In particular, Rule 144A Securities may be resold only to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933. Rule 144A permits the resale to "qualified institutional buyers" of "restricted securities" that, when issued, were not of the same class as securities listed on a U.S. securities exchange or quoted in the National Association of Securities Dealers, Inc. (NASD) Automated Quotation System (the "Rule 144A Securities"). A "qualified institutional buyer" is defined by Rule 144A generally as an institution, acting for its own account or for the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $100 million in securities of issuers not affiliated with the institution. A dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act"), acting for its own account or the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $10 million in securities of issuers not affiliated with the dealer may also qualify as a qualified institutional buyer, as well as an Exchange Act registered dealer acting in a riskless principal transaction on behalf of a qualified institutional buyer.

The Funds' Board of Directors is responsible for developing and establishing guidelines and procedures for determining the liquidity of Rule 144A Securities. As permitted by Rule 144A, the Board of Directors has delegated this responsibility to the Investment Manager or relevant Sub-Adviser. In making the determination regarding the liquidity of Rule 144A Securities, the Investment Manager or relevant Sub-Adviser will consider trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Investment Manager or relevant Sub-Adviser may consider: (1) the frequency of trades and quotes; (2) the number of dealers and potential purchasers; (3) dealer undertakings to make a market; and (4) the nature of the security and of the market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in Rule 144A Securities and other restricted securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.

REAL ESTATE SECURITIES -- Certain of the Funds may invest in equity securities of REITs and other real estate industry companies or companies with substantial real estate investments and therefore, such Funds may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investing in REITs has the effect of requiring shareholders to pay the operating expenses of both the Fund and the REIT.

REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code, as amended (the "Code"). Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document. Such trusts run the risk of liquidating at an economically inopportune time.

ZERO COUPON SECURITIES -- Certain of the Funds may invest in certain zero coupon securities that are "stripped" U.S. Treasury notes and bonds. These Funds also may invest in zero coupon and other deep discount securities issued by foreign governments and domestic and foreign corporations, including certain Brady Bonds and other foreign debt and payment-in-kind securities. Zero coupon securities pay no interest to holders prior to maturity, and payment-in-kind securities pay interest in the form of additional securities. However, a portion of the original issue discount on zero coupon securities and the "interest" on payment-in-kind securities will be included in the investing Fund's income. Accordingly, for the Fund to qualify for tax treatment as a regulated investment company and to avoid certain taxes, the Fund may be required to distribute an amount that is greater than the total amount of cash it actually receives. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income-producing securities with cash used to make such distributions and its current income ultimately may be reduced as a result. Zero coupon and payment-in-kind securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest in cash.

FOREIGN INVESTMENT RISKS -- Investment in foreign securities involves risks and considerations not present in domestic investments. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The securities of non-U.S. issuers generally are not registered with the SEC, nor are the issuers thereof usually subject to the SEC's reporting requirements. Accordingly, there may be less publicly available information about foreign securities and issuers than is available with respect to U.S. securities and issuers. Foreign securities markets, while growing in volume, have for the most part substantially less volume than United States securities markets and securities of foreign companies are generally less liquid and at times their prices may be more volatile than prices of comparable United States companies. Foreign stock exchanges, brokers and listed companies generally are subject to less government supervision and regulation than in the United States. The customary settlement time for foreign securities may be longer than the customary settlement time for United States securities. A Fund's income and gains from foreign issuers may be subject to non-U.S. withholding or other taxes, thereby reducing its income and gains. In addition, with respect to some foreign countries, there is the increased possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect the investments of the Fund in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, rate of savings and capital reinvestment, resource self-sufficiency and balance of payments positions.

BRADY BONDS -- Certain Funds may invest in "Brady Bonds," which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructuring under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Investors should recognize that Brady Bonds have been issued only recently and, accordingly, do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the secondary market for Latin American debt. The Salomon Brothers Brady Bond Index provides a benchmark that can be used to compare returns of emerging market Brady Bonds with returns in other bond markets, e.g., the U.S. bond market.

Some Funds invest only in collateralized Brady Bonds denominated in U.S. dollars. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.

EMERGING COUNTRIES -- Certain Funds may invest in securities in emerging markets. Investing in securities in emerging countries may entail greater risks than investing in securities in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility;
(iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.

POLITICAL AND ECONOMIC RISKS -- Investing in securities of non-U.S. companies may entail additional risks due to the potential political and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, a Fund could lose its entire investment in any such country.

An investment in the Fund is subject to the political and economic risks associated with investments in emerging markets. Even though opportunities for investment may exist in emerging markets, any change in the leadership or policies of the governments of those countries or in the leadership or policies of any other government which exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and thereby eliminate any investment opportunities which may currently exist.

Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large quantities of real and personal property similar to the property which will be represented by the securities purchased by the Fund. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by the Fund will not also be expropriated, nationalized, or otherwise confiscated. If such confiscation were to occur, the Fund could lose a substantial portion of its investments in such countries. The Fund's investments would similarly be adversely affected by exchange control regulation in any of those countries.

RELIGIOUS AND ETHNIC INSTABILITY -- Certain countries in which the Funds may invest may have vocal minorities that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Fund's investment in those countries.

FOREIGN INVESTMENT RESTRICTIONS -- Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Funds. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investments by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

NON-UNIFORM CORPORATE DISCLOSURE STANDARDS AND GOVERNMENTAL REGULATION -- Foreign companies are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Such securities will not be registered with the SEC or in some cases regulators of any foreign country, nor will the issuers thereof be subject to the SEC's reporting requirements. Thus, there will be less available information concerning foreign issuers of such securities held by Funds that invest in foreign securities than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the Investment Manager or the applicable Sub-Adviser will take appropriate steps to evaluate the proposed investment, which may include interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. Government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers.

ADVERSE MARKET CHARACTERISTICS -- Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities exchanges and brokers generally are subject to less governmental supervision and regulation than in the U.S., and foreign securities exchange transactions usually are subject to fixed commissions, which generally are higher than negotiated commissions on U.S. transactions. In addition, foreign securities exchange transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause it to miss attractive opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. The Investment Manager or relevant Sub-Adviser will consider such difficulties when determining the allocation of the Fund's assets.

NON-U.S. WITHHOLDING TAXES -- A Fund's investment income and gains from foreign issuers may be subject to non-U.S. withholding and other taxes, thereby reducing the Fund's investment income and gains.

CURRENCY RISK -- Because certain Funds, under normal circumstances, may invest substantial portions of its total assets in the securities of foreign issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Fund's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the U.S., and other economic and financial conditions affecting the world economy.

Although the Funds value assets daily in terms of U.S. dollars, the Funds do not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. A Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

PUT AND CALL OPTIONS -- WRITING (SELLING) COVERED CALL OPTIONS. A call option gives the holder (buyer) the "right to purchase" a security or currency at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold.

Certain Funds may write (sell) "covered" call options and purchase options to close out options previously written by the Fund. In writing covered call options, the Fund expects to generate additional premium income which should serve to enhance the Fund's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in the opinion of the Investment Manager or relevant Sub-Adviser, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

The Fund will write only covered call options. This means that the Fund will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will segregate with its custodian, for the term of the option, cash or liquid securities having a value equal to the fluctuating market value of the optioned securities or currencies. Fund securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Fund will not
do), but capable of enhancing the Fund's total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely, retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligations as a writer. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency.

Call options written by the Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

The premium received is the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, the Investment Manager or relevant Sub-Adviser, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability of the Fund. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the NAV per share of the Fund is computed (close of the NYSE), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

WRITING (SELLING) COVERED PUT OPTIONS. A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment of the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. Certain Funds may write American or European style covered put options and purchase options to close out options previously written by the Fund.

Certain Funds may write put options on a covered basis, which means that the Fund would either (i) segregate cash or liquid securities in an amount not less than the exercise price at all times while the put option is outstanding; (ii) sell short the security or currency underlying the put option at the same or higher price than the exercise price of the put option; or (iii) purchase an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Fund would generally write covered put options in circumstances where the Investment Manager or relevant Sub-Adviser wishes to purchase the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In such event the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Fund. In addition, the Fund, because it does not own the specific securities or currencies which it may be required to purchase in the exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

PREMIUM RECEIVED FROM WRITING CALL OR PUT OPTIONS. A Fund will receive a premium from writing a put or call option, which increases such Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

CLOSING TRANSACTIONS. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency. A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. A Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the purchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by such Fund.

Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security or currency from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When the Fund writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

PURCHASING CALL OPTIONS. Certain Funds may purchase American or European call options. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase call options for the purpose of increasing its current return.

Call options may also be purchased by a Fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to a Fund in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

As an operating policy, the Funds will purchase a put or call option only if after such purchase, the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets. The Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. Call options may also be purchased at times to avoid realizing losses. For example, where the Fund has written a call option on an underlying security or currency having a current market value below the price at which such security or currency was purchased by the Fund, an increase in the market price could result in the exercise of the call option written by the Fund and the realization of a loss on the underlying security or currency with the same exercise price and expiration date as the option previously written.

PURCHASING PUT OPTIONS. Certain Funds may purchase put options. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. A Fund may purchase a put option on an underlying security or currency (a "protective put") owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

A Fund may purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

DEALER OPTIONS. Certain Funds may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Fund would look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction. Until the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the contra party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, since the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. The Fund may treat the cover used for written OTC options as liquid if the dealer agrees that the Fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option. To this extent, the Fund will treat dealer options as subject to the Fund's limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instrument accordingly.

CERTAIN RISK FACTORS IN WRITING CALL OPTIONS AND IN PURCHASING CALL AND PUT OPTIONS. During the option period, a Fund, as writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. The risk of purchasing a call or put option is that the Fund may lose the premium it paid plus transaction costs. If the Fund does not exercise the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment.

An option position may be closed out only on an exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that the Fund, can close out its position by effecting a closing transaction. If the Fund is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, the Fund may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so. Possible reasons for the absence of a liquid secondary market include the following: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on orders. In addition, the hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary Fund securities transactions.

Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions.

OPTIONS ON STOCK INDICES. Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

RISK FACTORS IN OPTIONS ON INDICES. Because the value of an index option depends upon the movements in the level of the index rather than upon movements in the price of a particular security, whether the Fund will realize a gain or a loss on the purchase or sale of an option on an index depends upon the movements in the level of prices in the market generally or in an industry or market segment rather than upon movements in the price of the individual security. Accordingly, successful use of positions will depend upon the ability of the Investment Manager or relevant Sub-Adviser to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

Index prices may be distorted if trading of securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities in the index. If this occurred, a Fund would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses.

Price movements in Fund securities will not correlate perfectly with movements in the level of the index and therefore, a Fund bears the risk that the price of the securities may not increase as much as the level of the index. In this event, the Fund would bear a loss on the call which would not be completely offset by movements in the prices of the securities. It is also possible that the index may rise when the value of the Fund's securities does not. If this occurred, a Fund would experience a loss on the call which would not be offset by an increase in the value of its securities and might also experience a loss in the market value of its securities.

Unless a Fund has other liquid assets which are sufficient to satisfy the exercise of a call on the index, the Fund will be required to liquidate securities in order to satisfy the exercise.

When a Fund has written a call on an index, there is also the risk that the market may decline between the time the Fund has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell securities. As with options on securities, the Investment Manager or relevant Sub-Adviser will not learn that a call has been exercised until the day following the exercise date, but, unlike a call on securities where the Fund would be able to deliver the underlying security in settlement, the Fund may have to sell part of its securities in order to make settlement in cash, and the price of such securities might decline before they could be sold.

If a Fund exercises a put option on an index which it has purchased before final determination of the closing index value for the day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money" the Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff time for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

TRADING IN FUTURES -- Certain Funds may enter into futures contracts, including stock and bond index, interest rate and currency futures ("futures" or "futures contracts"). A futures contract provides for the future sale by one party and purchase by another party of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

An example of a stock index futures contract follows. The Standard & Poor's 500 Stock Index ("S&P 500 Index") is composed of 500 selected common stocks, most of which are listed on the NYSE. The S&P 500 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 250 units. Thus, if the value of the S&P 500 Index were $950, one contract would be worth $237,500 (250 units x $950). The stock index futures contract specifies that no delivery of the actual stock making up the index will take place. Instead, settlement in cash occurs. Over the life of the contract, the gain or loss realized by the Fund will equal the difference between the purchase (or sale) price of the contract and the price at which the contract is terminated. For example, if the Fund enters into a futures contract to buy 250 units of the S&P 500 Index at a specified future date at a contract price of $950 and the S&P 500 Index is at $954 on that future date, the Fund will gain $1,000 (250 units x gain of $4). If the Fund enters into a futures contract to sell 250 units of the stock index at a specified future date at a contract price of $950 and the S&P 500 Index is at $952 on that future date, the Fund will lose $500 (250 units x loss of $2).

Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash or liquid securities known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

Margin is the amount of funds that must be deposited by the Fund with its custodian in a segregated account in the name of the futures commission merchant (or, in some cases, may be held on deposit directly with the futures commission merchant) in order to initiate futures trading and to maintain the Fund's open position in futures contracts. A margin deposit is intended to ensure the Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded, and may be significantly modified from time to time by the exchange during the term of the futures contract.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as

"marking to the market." The Fund expects to earn interest income on its margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Alternatively, settlement may be made totally in cash. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Commissions on financial futures contracts and related options transactions may be higher than those which would apply to purchases and sales of securities directly. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Fund and other mutual funds or series of mutual funds for which the Investment Manager or relevant Sub-Adviser serves as adviser or sub-adviser, respectively. Such aggregated orders would be allocated among the Fund and such other mutual funds or series of mutual funds in a fair and non-discriminatory manner.

A public market exists in interest rate futures contracts covering primarily the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. It is expected that futures contracts trading in additional financial instruments will be authorized. The standard contract size is generally $100,000 for futures contracts in U.S. Treasury bonds, U.S. Treasury notes, and GNMA pass-through securities and $1,000,000 for the other designated futures contracts. A public market exists in futures contracts covering a number of indexes, including, but not limited to, the Standard & Poor's 500 Index, the Standard & Poor's 100 Index, the NASDAQ 100 Index, the Value Line Composite Index and the NYSE Composite Index.

Stock index futures contracts may be used to provide a hedge for a portion of the Fund's portfolio, as a cash management tool, or as an efficient way for the Investment Manager or relevant Sub-Adviser to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. Stock index futures contracts are currently traded with respect to the S&P 500 Index and other broad stock market indices, such as the NYSE Composite Stock Index and the Value Line Composite Stock Index. The Fund may, however, purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the Fund's portfolio successfully, the Fund must sell futures contracts with respect to indexes or subindexes whose movements will have a significant correlation with movements in the prices of the Fund's securities.

Interest rate or currency futures contracts may be used as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund. In this regard, the Fund could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

The Fund may enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal financial futures exchanges in the United States are the Board of Trade of the City of Chicago, the Chicago Mercantile Exchange, the New York Futures Exchange, and the Kansas City Board of Trade. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are traded in London at the London International Financial Futures Exchange, in Paris at the MATIF and in Tokyo at the Tokyo Stock Exchange. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Fund's objectives in these areas.

CERTAIN RISKS RELATING TO FUTURES CONTRACTS AND RELATED OPTIONS. There are special risks involved in futures transactions.

VOLATILITY AND LEVERAGE. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international policies and economic events.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund earmarks to the futures contract cash or liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

LIQUIDITY. The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The Fund would do so to reduce exposure represented by long futures positions or increase exposure represented by short futures positions. The Fund may close its positions by taking opposite positions which would operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Fund, and the Fund would realize a loss or a gain.

Futures contracts may be closed out ONLY on the exchange or board of trade where the contracts were initially traded. For example, stock index futures contracts can currently be purchased or sold with respect to the S&P 500 Index on the Chicago Mercantile Exchange, the NYSE Composite Stock Index on the New York Futures Exchange and the Value Line Composite Stock Index on the Kansas City Board of Trade. Although the Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, the Fund would continue to hold securities subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of the securities, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

HEDGING RISK. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or market trends. There are several risks in connection with the use by the Fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures and movements in the prices of the underlying instruments which are the subject of the hedge. The Investment Manager or relevant Sub-Adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Fund's underlying instruments sought to be hedged.

Successful use of futures contracts by the Fund for hedging purposes is also subject to the Investment Manager's or relevant Sub-Adviser's ability to correctly predict movements in the direction of the market. It is possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the Fund's portfolio might decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, the Investment Manager believes that over time the value of the Fund's portfolio will tend to move in the same direction as the market indices used to hedge the portfolio. It is also possible that if the Fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Fund would lose part or all of the benefit of increased value of those underlying instruments that it had hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.

In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close future contracts through offsetting transactions which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by the Investment Manager or relevant Sub-Adviser might not result in a successful hedging transaction over a very short time period.

CERTAIN RISKS OF OPTIONS ON FUTURES CONTRACTS. The Fund may seek to close out an option position by writing or buying an offsetting option covering the same index, underlying instruments, or contract and having the same exercise price and expiration date. The ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

REGULATORY LIMITATIONS. The Funds will engage in transactions in futures contracts and options thereon only for bona fide hedging, yield enhancement and risk management purposes.

The Funds intend to conduct their operations in compliance with CFTC Rule 4.5 under the Commodity Exchange Act ("CEA") in order to avoid regulation by the CFTC as a commodity pool. Pursuant to CFTC Rule 4.5, the Funds are not subject to regulation as commodity pools so long as they are investment companies registered under the 1940 Act. The Investment Manager has claimed an

'
exclusion from the definition of a commodity pool operator ("CPO") and therefore is not subject to CPO registration and regulation under the CEA.

To the extent necessary to comply with applicable regulations, in instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Fund, an amount of cash or liquid securities, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified in an account on the books of the Fund or with the Fund's custodian to cover the position, or alternative cover will be employed.

In addition, CFTC regulations may impose limitations on the Funds' ability to engage in certain yield enhancement and risk management strategies. If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Funds would comply with such new restrictions.

FORWARD CURRENCY CONTRACTS AND RELATED OPTIONS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the Contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Depending on the investment policies and restrictions applicable to a Fund, a Fund will generally enter into forward foreign currency exchange contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when the Investment Manager or relevant Sub-Adviser believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

The Fund will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate a Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. The Funds, however, in order to avoid excess transactions and transaction costs, may maintain a net exposure to forward contracts in excess of the value of the Fund's portfolio securities or other assets to which the forward contracts relate (including accrued interest to the maturity of the forward contract on such securities) provided the excess amount is "covered" by liquid securities, denominated in any currency, at least equal at all times to the amount of such excess. For these purposes the securities or other assets to which the forward contracts relate may be securities or assets denominated in a single currency, or where proxy forwards are used, securities denominated in more than one currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Investment Manager and relevant Sub-Advisers believe that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. However, as noted, in order to avoid excessive transactions and transaction costs, the Fund may use liquid securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The Funds dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Funds reserve the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Funds are not required to enter into forward contracts with regard to their foreign currency-denominated securities and will not do so unless deemed appropriate by the Investment Manager or relevant Sub-Adviser. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

Although the Funds value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

PURCHASE AND SALE OF CURRENCY FUTURES CONTRACTS AND RELATED OPTIONS. As noted above, a currency futures contract sale creates an obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A currency futures contract purchase creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a currency futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is fixed at the point of sale.

SHORT SALES -- Certain Funds may make short sales "against the box," in which the Fund enters into a short sale of a security it owns. At no time will more than 15% of the value of the Funds' net assets be in deposits on short sales against the box. In a short sale that is not "against the box," a Fund sells a security which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security generally from the broker through which the short sale is made in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a "short position" in securities sold until it delivers them to the broker.

Short sales by a Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

If a Fund makes a short sale "against the box," the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, a Fund will deposit in escrow in a separate account with the Custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the Investment Manager or Sub-Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

In the view of the Commission, a short sale involves the creation of a "senior security" as such term is defined in the 1940 Act, unless the sale is "against the box" and the securities sold short are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered" by placing in a segregated account (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. Government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale. Each Fund will comply with these requirements.

SWAPS, CAPS, FLOORS AND COLLARS -- Certain Funds may enter into interest rate, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with the Fund's investment objective, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. The Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interests rates exceed a specified rate, or "cap"; interest rate floors under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

The "notional amount" of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Funds, the obligations of the parties would be exchanged on a "net basis." Consequently, the Fund's obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative value of the positions held by each party to the agreement (the "net amount"). The Fund's obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities.

Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend, in part, on the Investment Manager or relevant Sub-Adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit a Fund' ability to use swap agreements. The swaps market is largely unregulated.

The Funds will enter swap agreements only with counterparties that the Investment Manager or relevant Sub-Adviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

SPREAD TRANSACTIONS -- Certain Funds may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Funds in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

HYBRID INSTRUMENTS -- Hybrid instruments combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument ("Hybrid Instruments"). Often these Hybrid Instruments are indexed to the price of a commodity or particular currency or a domestic or foreign debt or equity securities index. Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. The risks of investing in Hybrid Instruments reflect a combination of the risks from investing in securities, futures and currencies, including volatility and lack of liquidity. Reference is made to the discussion of futures and forward contracts in this Statement of Additional Information for a discussion of these risks. Further, the prices of the Hybrid Instrument and the related commodity or currency may not move in the same direction or at the same time. Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market or in a private transaction between a Fund and the seller of the Hybrid Instrument, the creditworthiness of the contract party to the transaction would be a risk factor which the Fund would have to consider. Hybrid Instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

LENDING OF PORTFOLIO SECURITIES -- For the purpose of realizing additional income, the Funds may make secured loans of Fund securities amounting to not more than 33 1/3% of its total assets. Securities loans are made to broker/dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, U.S. Government securities, letters of credit or such other collateral as may be permitted under its investment program. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Fund will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to persons deemed by the Investment Manager or relevant Sub-Adviser to be of good standing and will not be made unless, in the judgment of the Investment Manager or relevant Sub-Adviser, the consideration to be earned from such loans would justify the risk.

LEVERAGE -- Certain of the Funds may use leverage. Leveraging a Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the NAV of a Fund's shares and in the yield on a Fund's portfolio. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Since any decline in value of a Fund's investments will be borne entirely by the Fund's shareholders (and not by those persons providing the leverage to the Fund), the effect of leverage in a declining market would be a greater decrease in NAV than if the Fund were not so leveraged. Leveraging will create interest expenses for a Fund, which can exceed the investment return from the borrowed funds. To the extent the investment return derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, the Fund's investment return will be greater than if leveraging were not used. Conversely, if the investment return from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the investment return of the Fund will be less than if leveraging were not used.

SHORT-TERM INSTRUMENTS -- When the Funds experience large cash inflows through the sale of securities and desirable equity securities that are consistent with the Funds' investment objective are unavailable in sufficient quantities or at attractive prices, the Funds may hold short-term investments for a limited time pending availability of such equity securities. Short-term instruments consist of: (i) short-term obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or by any of the states; (ii) other short-term debt securities rated AA or higher by S&P or Aa or higher by Moody's or, if unrated, of comparable quality in the opinion of the Investment Manager or relevant

Sub-Adviser; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. At the time the Funds invest in commercial paper, bank obligations, or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Investment Manager or relevant Sub-Adviser.

U.S. GOVERNMENT OBLIGATIONS -- The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, the Funds must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Funds may invest that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation and the U.S. Postal Services, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credits of each issuing agency. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank.

INVESTMENT RESTRICTIONS

Each of the Funds operates within certain fundamental policies. These fundamental policies may not be changed without the approval of the lesser of
(i) 67% or more of the Funds' shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding voting shares. Other restrictions in the form of operating policies are subject to change by the Fund's Board of Directors without shareholder approval. Any investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowing by, the Fund. Calculation of the Fund's total assets for compliance with any of the following fundamental or operating policies or any other investment restrictions set forth in the Fund's prospectus or Statement of Additional Information will not include cash collateral held in connection with a Fund's securities lending activities.

FUNDAMENTAL POLICIES -- The fundamental policies of the Funds are:

1. PERCENT LIMIT ON ASSETS INVESTED IN ANY ONE ISSUER Not to invest more than 5% of its total assets in the securities of any one issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies and instrumentalities); provided that this limitation applies only with respect to 75% of the Fund's total assets. (This fundamental policy number one does not apply to the Large Cap Growth Fund or Select 25 Fund.)

2. PERCENT LIMIT ON SHARE OWNERSHIP OF ANY ONE ISSUER Not to purchase a security if, as a result, with respect to 75% of the value of the Fund's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities). (This fundamental policy number two does not apply to the Large Cap Growth Fund or Select 25 Fund.)

3. UNDERWRITING Not to act as underwriter of securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities.

4. INDUSTRY CONCENTRATION Not to invest in an amount equal to 25% or more of the Fund's total assets in a particular industry (other than securities of the U.S. Government, its agencies or instrumentalities); provided however, that this fundamental policy number four does not apply to the Large Cap Growth Fund which is permitted to invest more than 25% of its total assets in a particular industry or group of industries.

5. REAL ESTATE Not to purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

6. COMMODITIES Not to purchase or sell physical commodities, except that a Fund may enter into futures contracts and options thereon.

7. LOANS Not to lend any security or make any other loan if, as a result, more than 33 1/3% of a Fund's total assets would be lent to other parties, except, (i) through the purchase of a portion of an issue of debt securities in accordance with its investment objectives and policies, or
      (ii) by engaging in repurchase agreements with respect to portfolio securities.

8. BORROWING Not to borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

9. SENIOR SECURITIES Not to issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. (A "senior security" generally is an obligation of the Fund that has a claim to the Fund's assets or earnings that takes precedence over the claims of the Fund's shareholders.)

For the purposes of fundamental policies two and four above, each governmental subdivision, i.e., state, territory, possession of the United States or any political subdivision of any of the foregoing, including agencies, authorities, instrumentalities, or similar entities, or of the District of Columbia shall be considered a separate issuer if its assets and revenues are separate from those of the governmental body creating it and the security is backed only by its own assets and revenues. Further, in the case of an industrial development bond, if the security is backed only by the assets and revenues of a non-governmental user, then such non-governmental user will be deemed to be the sole issuer. If an industrial development bond or government issued security is guaranteed by a governmental or other entity, such guarantee would be considered a separate security issued by the guarantor. For the purpose of fundamental policy four, industries are determined by reference to the classifications of industries set forth in the Funds' semiannual and annual reports. For the purpose of fundamental policy eight, if at any time the amount of total Fund assets less all liabilities and indebtedness (but not including the Fund's borrowings) ("asset coverage") is less than an amount equal to 300% of any such borrowings, the Fund will reduce its borrowings within three days (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations so that such asset coverage is again equal to 300% or more.

OPERATING POLICIES -- The operating policies of the Funds are:

1. LOANS The Funds may not lend assets other than securities to other parties. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

2. BORROWING The Funds may not borrow money or securities for any purposes except that borrowing up to 10% of the Fund's total assets from commercial banks is permitted for emergency or temporary purposes. For

      Alpha Opportunity Fund, it does not anticipate that it will borrow for the purpose of investing in securities, but may borrow up to 5% of the Fund's total assets from commercial banks for emergency or temporary purposes.

3. OPTIONS The Funds may buy and sell exchange-traded and over-the-counter put and call options, including index options, securities options, currency options and options on futures, provided that a call or put may be purchased only if after such purchase, the value of all call and put options held by a Fund will not exceed 5% of the Fund's total assets. The Funds may write only covered put and call options.

4. OIL AND GAS PROGRAMS The Funds may not invest in oil, gas, or mineral leases or other mineral exploration, or development of programs.

5. INVESTMENT COMPANIES Except in connection with a merger, consolidation, acquisition, or reorganization, the Funds may not invest in securities of other investment companies, except in compliance with the 1940 Act.

6. CONTROL OF PORTFOLIO COMPANIES The Funds may not invest in companies for the purpose of exercising management or control.

7. SHORT SALES The Funds, except Large Cap Value Fund and Alpha Opportunity Fund, may not sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

8. MARGINS The Funds do not intend to purchase securities on margin, except that the Funds may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

9. LIQUIDITY The Funds may invest up to 15% of their net assets in illiquid securities which are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund was valuing the security.

DISCLOSURE OF PORTFOLIO HOLDINGS

It is the policy of the Funds to protect the confidentiality of their holdings and prevent the selective disclosure of non-public information about their portfolio holdings. The Funds' service providers, to which the Funds may disclose non-public information about portfolio holdings, are required to comply with this policy. No information concerning the portfolio holdings of any Fund may be disclosed to any unaffiliated third party, except as provided below. The Board has adopted formal procedures governing compliance with this policy.

A Fund or its duly authorized service providers may publicly disclose holdings of the Fund in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. A summary or list of the Fund's completed purchases and sales may only be made available after the public disclosure of its portfolio holdings.


The Funds publish a complete list of their month-end portfolio holdings on its website at www.securitybenefit.com generally within one to two days after the end of each calendar month. Such information will remain online for 4 months. The day following such publication, the information is deemed to be publicly disclosed for the purposes of the policies and procedures adopted by the Funds. A Fund may then forward the information to investors, consultants and others at their request.



There are numerous mutual fund evaluation services such as Standard & Poor's, Morningstar or Lipper , and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes, including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Funds may distribute (or authorize its service providers to distribute) the Funds' securities holdings to such services and departments before their public disclosure is required or authorized, provided that: (i) the recipient does not distribute the portfolio holdings to third parties, other departments, or persons who are likely to use the information for purposes of purchasing or selling the Funds (or any other fund that invests in one of the Funds) before the portfolio holdings become public information; and
(ii) the recipient signs a written confidentiality agreement. Persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed.

Neither the Funds nor their service providers receive any compensation from such services and departments. Subject to such departures as the Funds' chief compliance officer ("CCO") believes reasonable and consistent with protecting the confidentiality of the portfolio information, each confidentiality agreement should generally provide that, among other things: the portfolio information is the confidential property of the respective Fund (and its service providers, if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement; the recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, are (1) authorized to have access to the portfolio information and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive than the confidentiality obligations contained in the confidentiality agreement; and upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information.

The CCO may authorize disclosure of the Funds' securities holdings and, in addition to the Board, may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information and waive certain requirements. To the extent required by law, the CCO reports to the Board any violations of the Funds' policies and procedures on disclosure of portfolio holdings.


Any disclosure of the Funds' securities holdings must serve a legitimate business purpose of the Funds and must be in the best interest of the Funds' shareholders. In making such a determination, the CCO must conclude that the anticipated benefits and risks to the Funds and their shareholders justify the purpose of the disclosure. A further determination must be made to ensure that any conflicts of interest between the Funds, their shareholders, and any third party are resolved prior to disclosure. The Funds reserve the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Funds' policy and any applicable confidentiality agreement. Neither the Funds nor the Investment Manager receive any compensation or other consideration in connection with these arrangements.






As an oversight procedure, the CCO reports all arrangements to disclose portfolio holdings information to the Funds' Board of Directors on a periodic basis. If the Board determines that any such arrangement is or would be inappropriate, the Funds will promptly terminate the disclosure arrangement.


DIRECTORS AND OFFICERS

The Board of Directors of the Funds is composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Funds. In addition, the Directors review contractual arrangements with companies that provide services to the Funds and review the Funds performance. The directors and officers of the Funds and their principal occupations for at least the last five years are as follows.


                                                                                              NUMBER OF          OTHER
                             POSITION(S)   TERM OF OFFICE                                 PORTFOLIOS IN FUND  DIRECTORSHIPS
                            HELD WITH THE  AND LENGTH OF    PRINCIPAL OCCUPATION(S)        COMPLEX OVERSEEN      HELD BY
 NAME, ADDRESS AND AGE          FUNDS      TIME SERVED(1)   DURING THE PAST 5 YEARS          BY DIRECTOR        DIRECTOR
---------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

Donald A. Chubb, Jr.           Director      Since 1994    Business broker, Griffith &            35
One Security Benefit Place                                 Blair Realtors.
Topeka, KS 66636-0001
(DOB 12/14/46)

Harry W. Craig, Jr.            Director      Since 2004    Chairman, CEO, Secretary &             35
One Security Benefit Place                                 Director, The Martin Tractor
Topeka, KS 66636-0001                                      Company, Inc.;
(DOB 05/11/39)

Penny A. Lumpkin               Director      Since 1993    Partner, Vivian's Gift Shop            35
One Security Benefit Place                                 (Corporate Retail); Vice
Topeka, KS 66636-0001                                      President, Palmer Companies,
(DOB 8/20/39)                                              Inc.(Small Business and
                                                           Shopping Center Development),
                                                           PLB (Real Estate Equipment
                                                           Leasing), and Town Crier
                                                           (Retail).Prior to 1999, Vice
                                                           President and Treasurer,
                                                           Palmer News, Inc.; Vice
                                                           President, M/S News, Inc.and
                                                           Secretary, Kansas City
                                                           Periodicals. Prior to 2002,
                                                           Vice President, Bellaire
                                                           Shopping Center (Managing and
                                                           Leasing); Partner, Goodwin
                                                           Enterprises (Retail).

Maynard. F. Oliverius          Director      Since 1998    President and Chief Executive            35
One Security Benefit Place                                 Officer, Stormont-Vail
Topeka, KS 66636-0001                                      HealthCare.
(DOB 12/18/43)

DIRECTORS WHO ARE
"INTERESTED PERSONS"(2)

John D. Cleland                Chairman       Since 1991   Retired. Prior to January 1,             35
One Security Benefit            of the       (Director)    2003, Senior Vice President
Place                          Board and      / Since      Security Benefit Group, Inc.
Topeka, KS 66636-0001          Director         2000       and Security Benefit Life
(DOB 5/1/36)                                 (Chairman)    Insurance Company.

                                                                                              NUMBER OF          OTHER
                             POSITION(S)   TERM OF OFFICE                                 PORTFOLIOS IN FUND  DIRECTORSHIPS
                            HELD WITH THE  AND LENGTH OF   PRINCIPAL OCCUPATION(S)         COMPLEX OVERSEEN      HELD BY
 NAME, ADDRESS AND AGE          FUNDS      TIME SERVED(1)  DURING THE PAST 5 YEARS           BY DIRECTOR        DIRECTOR
---------------------------------------------------------------------------------------------------------------------------
Michael G. Odlum               President      Since 2004   President and Managing Member            35
One Security Benefit              and        (Director)    Representative, Security
Place                          Director       / Since      Management Company, LLC;
Topeka, KS 66636-0001                           2004       Senior Vice President and
(DOB 1/12/52)                                (President)   Chief Investment Officer
                                                           Security Benefit Life
                                                           Insurance Company, Director,
                                                           Security Distributors, Inc.;
                                                           Director, Vice President and
                                                           Chief Investment Officer,
                                                           First Security Benefit Life
                                                           Insurance and Annuity Company
                                                           of New York


1 Directors serve until the next annual meeting or their successors are duly elected and qualified.

2 These directors are deemed to be "interested persons" of the Funds under the 1940 Act, by reason of their positions with the Funds' Investment Manager and/or the parent of the Investment Manager.


                                 POSITION(S)     TERM OF OFFICE
                                 HELD WITH THE   AND LENGTH OF
  NAME, ADDRESS AND AGE            FUNDS         TIME SERVED(1)      PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------
OFFICERS

Steven M. Bowser (DOB 2/11/60)   Vice President   Since 2003     Vice President and Senior Portfolio Manager, Security
One Security Benefit Place                                       Management Company, LLC; Vice President and Senior
Topeka, KS 66636-0001                                            Portfolio Manager Security Benefit Life Insurance Company.

Brenda M. Harwood (DOB 11/3/63)  Treasurer        Since 1988     Assistant Vice President and Treasurer, Security
One Security Benefit Place                                       Management Company, LLC; Assistant Vice President
Topeka, KS 66636-0001                                            Security Benefit Life Insurance Company; Vice President
                                                                 and Director, Security Distributors, Inc.

Mark Lamb (DOB 2/3/60)           Vice President   Since 2003     Vice President, Security Management Company, LLC and
One Security Benefit Place                                       Security Benefit Life Insurance Company.
Topeka, KS 66636-0001

Amy J. Lee (DOB 6/5/61)          Secretary        Since 1987     Secretary, Security Management Company, LLC and
One Security Benefit Place                                       Security Distributors, Inc.; Vice President, Associate General
Topeka, KS 66636-0001                                            Counsel and Assistant Secretary Security Benefit Life
                                                                 Insurance Company.

Mark Mitchell (DOB 8/24/64)      Vice President   Since 2003     Vice President and Portfolio Manager, Security Management
One Security Benefit Place                                       Company, LLC.
Topeka, KS 66636-0001

James P. Schier (DOB 12/28/57)   Vice President   Since 1998     Vice President and Senior Portfolio Manager, Security
One Security Benefit Place                                       Management Company, LLC; Vice President, Security .
Topeka, KS 66636-0001                                            Benefit Life Insurance Company.

Cindy L. Shields (DOB 6/5/67)    Vice President   Since 1988     Vice President - Head of Equity Asset Management,
One Security Benefit Place                                       Security Management Company, LLC and Security
Topeka, KS 66636-0001                                            Benefit Life Insurance Company.

Christopher D. Swickard           Assistant       Since 1996     Assistant Secretary, Security Management Company, LLC;
(DOB 10/9/65)                     Secretary                      Second Vice President and Counsel,Security Benefit
One Security Benefit Place                                       Life Insurance Company.
Topeka, KS 66636-0001


1 Officers serve until the next annual meeting or their successors are duly elected and qualified.

The directors and officers of the Funds hold identical offices i n each of the other Funds managed by the Investment Manager, with the exceptions noted below. Mr. Bowser, Mr. Lamb, Mr. Mitchell and Ms. Shields are Vice President only of Security Equity Fund and SBL Fund; and Mr. Schier is Vice President only of Security Equity Fund, SBL Fund and Security Mid Cap Growth Fund. Ms. Lee holds identical offices for the Funds' distributor, Security Distributors, Inc., Mr. Odlum serves as Director, and Ms. Harwood serves as Director and- Vice President of the Distributor.

COMMITTEES


AUDIT COMMITTEE -- The Board of Directors has an Audit Committee , the purpose of which is to meet with the independent auditors, to review the work of the auditors, and to oversee the handling by the Investment Manager of the accounting functions for the Funds. The Audit Committee currently consists of the following independent directors: Messrs. Chubb and Oliverius and Ms. Lumpkin. The Audit Committee held two meetings during the fiscal year ended September 30, 2004.


NOMINATING COMMITTEE -- The Board of Directors has established a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Director vacancies on the Board. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination. The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Funds' Secretary. Any such shareholder nomination should include, at a minimum, the following information as to each individual proposed for nominations as director: such individual's written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a director (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations. The Nominating Committee consists of the Funds' Independent Directors. During the calendar year ended December 31, 2004, the Nominating Committee held 1 meeting.

REMUNERATION OF DIRECTORS AND OTHERS


The Funds' directors, except those directors who are "interested persons" of the Funds, receive from the Security Funds Complex an annual retainer of $ 30,000 and a fee of $4,500 per meeting, plus reasonable travel costs, for each meeting of the board attended. In addition, certain directors who are members of the Funds' joint audit committee receive a fee of $3,000 per meeting and reasonable travel costs for each meeting of the Funds' audit committee attended. The Funds pay their respective share of independent directors' fees, audit committee fees and travel costs based on relative net assets.


The Investment Manager compensates its officers and directors who may also serve as officers or directors of the Funds. The Funds do not pay any fees to, or reimburse expenses of, directors who are considered "interested persons" of the Funds. The aggregate compensation paid by the Funds to each of the independent directors during the fiscal year ended September 30, 2004, and the aggregate compensation paid to each of the directors during calendar year 2004 by all seven of the registered investment companies to which the Investment Manager provides investment advisory services (collectively, the "Security Fund Complex"), are set forth below. Each of the directors is a director of each of the other registered investment companies in the Security Fund Complex.

                                 AGGREGATE COMPENSATION
                          --------------------------------------                    TOTAL COMPENSATION FROM
        NAMES OF              SECURITY     SECURITY   SECURITY    ESTIMATED ANNUAL     THE SECURITY FUND
INDEPENDENT DIRECTORS OF  LARGE CAP VALUE   EQUITY     MID CAP       BENEFITS               COMPLEX,
        THE FUND                FUND         FUND    GROWTH FUND  UPON RETIREMENT     INCLUDING THE FUNDS
-----------------------------------------------------------------------------------------------------------
Donald A. Chubb, Jr.          $5,958        $5,958     $5,958           $0               $75,250

Harry W. Craig, Jr.            3,219         3,219      3,219            0                38,625

Penny A. Lumpkin               5,958         5,958      5,958            0                75,250

Mark L. Morris, Jr.*           5,958         5,958      5,958                             75,250

Maynard Oliverius              5,792         5,792      5,792            0                73,250


*Mark L. Morris, Jr. retired from serving as a Director in November 2004.

                          AGGREGATE COMPENSATION                    TOTAL COMPENSATION FROM
                      -------------------------------------------   -----------------------
 NAMES OF DIRECTORS    SECURITY            SECURITY    ESTIMATED       THE SECURITY FUND
    WHO ARE           LARGE CAP  SECURITY  MID CAP      ANNUAL             COMPLEX,
"INTERESTED PERSONS"    VALUE     EQUITY    GROWTH   BENEFITS UPON       INCLUDING THE
   OF THE FUND          FUND       FUND      FUND     RETIREMENT             FUNDS
------------------------------------------------------------------------------------------
John D. Cleland         $0         $0         $0          $0               $0

Michael G. Odlum         0          0          0           0                0

PRINCIPAL HOLDERS OF SECURITIES


On December 15, 2004, the Funds' officers and directors (as a group) beneficially owned less than one percent of the total outstanding Class A shares of Large Cap Value Fund, Equity Fund, Enhanced Index Fund, Global Fund, Mid Cap Growth Fund, Large Cap Growth Fund, Social Awareness Fund, Mid Cap Value Fund and Small Cap Growth Fund. On December 15, 2004, the officers and directors of Security Equity Fund (as a group) beneficially owned approximately 1% of the total outstanding Class A shares of the Select 25 Fund and 5% of the total outstanding Class A shares of the Alpha Opportunity Fund.



As of December 15, 2004, Security Benefit Life Insurance Company ("SBL"), One Security Benefit Place, Topeka, Kansas, 66636-0001, owned, of record and beneficially, 10.53% of the voting securities of Large Cap Growth Fund 14.10% of the total outstanding Class A shares and 27.17% of the total outstanding Class B shares and 31.58% of the total outstanding Class C shares). SBL's percentage ownership of Large Cap Growth Fund may permit SBL to effectively control the outcome of any matters submitted to a vote of shareholders of the Fund. SBL is a stock life insurance company and is incorporated under the laws of Kansas. SBL is ultimately controlled by Security Benefit Mutual Holding Company, One Security Benefit Place, Topeka, Kansas, 66636-0001, a mutual holding company organized under the laws of Kansas.



As of December 15, 2004, Security Benefit Corporation ("SBC"), One Security Benefit Place, Topeka, Kansas, 66636-0001, owned, of record and beneficially,
49.46 % of the voting securities of Alpha Opportunity Fund (35.13% of the total outstanding Class A shares and 41.85% of the total outstanding Class B shares and 71.39% of the total outstanding Class C shares). SBC's percentage ownership of Alpha Opportunity Fund may permit SBC to effectively control the outcome of any matters submitted to a vote of shareholders of the Fund. SBC is incorporated under the laws of Kansas. SBC is ultimately controlled by Security Benefit Mutual Holding Company, One Security Benefit Place, Topeka, Kansas,

66636-0001, a mutual holding company organized under the laws of Kansas.


As of December 15, 2004, the following entities owned, of record and beneficially unless otherwise indicated, 5% or more of a class of a Fund's outstanding securities:



  NAME OF                          CLASS    PERCENTAGE
SHAREHOLDER        FUND OWNED      OWNED      OWNED
------------------------------------------------------
 Security Benefit     Alpha        Class A   35.13%
 Corporation       Opportunity
                      Alpha        Class B   41.85%
                   Opportunity
                      Alpha        Class C   71.39%
                   Opportunity

Security Benefit   Large Cap       Class A   14.10%
Life Insurance       Growth
Company            Large Cap       Class B   27.17%
                     Growth
                   Large Cap       Class C   31.58%
                     Growth

UMB Bank NA,         Global        Class A   26.18%
Custodian          Mid Cap Growth  Class A   14.90%
(of record only)   Mid Cap Value   Class A    7.59%

James and Carol    Enhanced Index  Class B    8.71%
Sherman



  NAME OF                     CLASS    PERCENTAGE
SHAREHOLDER       FUND OWNED  OWNED      OWNED
-----------------------------------------------
First Clearing,   Select 25   Class C    5.94%
LLC f/b/o Mid
America Neuro
Spine

First Clearing,   Select 25   Class C    5.14%
LLC f/b/o
Maryanne Hanson

U-Crest Music     Large Cap   Class C    9.40%
Center             Growth
Retirement

DIRECTORS' OWNERSHIP OF SECURITIES


As of December 31, 2004, the Directors of the Funds beneficially owned shares of the Funds in the dollar ranges set forth below and also beneficially owned shares of other mutual funds in the family of mutual funds overseen by the Directors in the dollar ranges set forth below:



                                                                                      AGGREGATE DOLLAR
                                                                                      RANGE OF EQUITY
                                                                                     SECURITIES IN ALL
                                                                                         REGISTERED
                                                                                         INVESTMENT
                                                                                     COMPANIES OVERSEEN
                                                                     DOLLAR RANGE      BY DIRECTOR IN
                                                                       OF EQUITY          FAMILY OF
                                                                      SECURITIES          INVESTMENT
 NAME OF DIRECTOR               NAME OF FUND                            IN FUND           COMPANIES
-------------------------------------------------------------------------------------------------------
Donald A. Chubb, Jr.  Security Large Cap Value Fund                    $1-$10,000       over $100,000

                      Security Equity Fund, Equity Series           $10,001-$50,000

                      Security Equity Fund, Alpha Opportunity Fund        None

                      Security Equity Fund, Global Fund             $10,001-$50,000

                      Security Equity Fund, Social Awareness Fund         None

                      Security Equity Fund, Mid Cap Value Fund            None

                      Security Equity Fund, Small Cap Growth Fund         None

                      Security Equity Fund, Enhanced Index Fund           None

                      Security Equity Fund, Select 25 Fund          $10,001-$50,000

                      Security Equity Fund, Large Cap Growth Fund         None

                      Security Mid Cap Growth Fund                  $10,001-$50,000

Harry W. Craig, Jr.   Security Large Cap Value Fund                       None            None

                      Security Equity Fund, Equity Series                 None

                      Security Equity Fund, Alpha Opportunity Fund        None

                      Security Equity Fund, Global Fund                   None

                      Security Equity Fund, Social Awareness Fund         None

                      Security Equity Fund, Mid Cap Value Fund            None

                      Security Equity Fund, Small Cap Growth Fund         None

                      Security Equity Fund, Enhanced Index Fund           None

                      Security Equity Fund, Select 25 Fund                None

                      Security Equity Fund, Large Cap Growth Fund         None

                      Security Mid Cap Growth Fund                        None

                                                                                      AGGREGATE DOLLAR
                                                                                      RANGE OF EQUITY
                                                                                     SECURITIES IN ALL
                                                                                         REGISTERED
                                                                                         INVESTMENT
                                                                                      COMPANIES OVERSEEN
                                                                      DOLLAR RANGE      BY DIRECTOR IN
                                                                        OF EQUITY          FAMILY OF
                                                                       SECURITIES          INVESTMENT
 NAME OF DIRECTOR               NAME OF FUND                             IN FUND           COMPANIES
-------------------------------------------------------------------------------------------------------
Penny A. Lumpkin      Security Large Cap Value Fund                     $1-$10,000     $50,001-$100,000

                      Security Equity Fund, Equity Series            $10,001-$50,000

                      Security Equity Fund, Alpha Opportunity Fund         None

                      Security Equity Fund, Global Fund              $10,001-$50,000

                      Security Equity Fund, Social Awareness Fund          None

                      Security Equity Fund, Mid Cap Value Fund       $10,001-$50,000

                      Security Equity Fund, Small Cap Growth Fund          None

                      Security Equity Fund, Enhanced Index Fund            None

                      Security Equity Fund, Select 25 Fund              $1-$10,000

                      Security Equity Fund, Large Cap Growth Fund          None

                      Security Mid Cap Growth Fund                      $1-$10,000

Maynard Oliverius     Security Large Cap Value Fund                        None        over $100,000

                      Security Equity Fund, Equity Series                  None

                      Security Equity Fund, Alpha Opportunity Fund    over $100,000

                      Security Equity Fund, Global Fund                    None

                      Security Equity Fund, Social Awareness Fund          None

                      Security Equity Fund, Mid Cap Value Fund             None

                      Security Equity Fund, Small Cap Growth Fund          None

                      Security Equity Fund, Enhanced Index Fund            None

                      Security Equity Fund, Select 25 Fund                 None

                      Security Equity Fund, Large Cap Growth Fund          None

                      Security Mid Cap Growth Fund                         None


The following directors who are "interested persons" of the Funds beneficially owned shares of the Funds in the dollar ranges set forth below and also beneficially owned shares of other mutual funds in the family of mutual funds overseen by the directors in the dollar ranges set forth below:

                                                                                          AGGREGATE DOLLAR RANGE
                                                                                          OF EQUITY SECURITIES IN
                                                                                             ALL REGISTERED
                                                                                          INVESTMENT COMPANIES
                                                                      DOLLAR RANGE OF     OVERSEEN BY DIRECTOR IN
                                                                    EQUITY SECURITIES IN    FAMILY OF INVESTMENT
    NAME OF DIRECTOR                 NAME OF FUND                        THE FUNDS              COMPANIES
--------------------  --------------------------------------------  --------------------  -----------------------
Michael G. Odlum      Security Large Cap Value Fund                         None            $10,001-$50,000
                      Security Equity Fund, Equity Series             $10,001-$50,000
                      Security Equity Fund, Alpha Opportunity Fund       $1-$10,000
                      Security Equity Fund, Global Fund                  $1-$10,000
                      Security Equity Fund, Social Awareness Fund           None
                      Security Equity Fund, Mid Cap Value Fund              None
                      Security Equity Fund, Small Cap Growth Fund            None
                      Security Equity Fund, Enhanced Index Fund          $1-$10,000
                      Security Equity Fund, Select 25 Fund                  None
                      Security Equity Fund, Large Cap Growth Fund           None
                      Security Mid Cap Growth Fund                          None
John D. Cleland       Security Large Cap Value Fund                      $1-$10,000         over $100,000
                      Security Equity Fund, Equity Series             $10,001-$50,000
                      Security Equity Fund, Alpha Opportunity Fund    $50,001-$100,000
                      Security Equity Fund, Global Fund                  $1-$10,000
                      Security Equity Fund, Social Awareness Fund           None
                      Security Equity Fund, Mid Cap Value Fund         over $100,000
                      Security Equity Fund, Small Cap Growth Fund     $10,001-$50,000
                      Security Equity Fund, Enhanced Index Fund             None
                      Security Equity Fund, Select 25 Fund            $50,001-$100,000
                      Security Equity Fund, Large Cap Growth Fund           None
                      Security Mid Cap Growth Fund                    $50,001-$100,000
                      Security Large Cap Value Fund                         None


HOW TO PURCHASE SHARES

Investors may purchase shares of the Funds through authorized broker-dealers who are members of the NASD. The minimum initial investment is $100. The minimum subsequent investment is $100 unless made through an Accumulation Plan which allows for subsequent investments of $20 as described in the prospectus. An application may be obtained from the Investment Manager.

Orders for the purchase of shares of the Funds will be confirmed at an offering price equal to the NAV per share next determined after receipt and acceptance of the order in proper form by Security Distributors, Inc. (the "Distributor") (generally as of the close of the Exchange on that day) plus the sales charge in the case of Class A shares. Orders received by dealers or other firms prior to the close of the NYSE and received by the Distributor prior to the close of its business day will be confirmed at the offering price effective as of the close of the NYSE on that day. Dealers and other financial services firms are obligated to transmit orders promptly.

The Funds reserve the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders.

As a convenience to investors and to save operating expenses, the Funds do not issue certificates for Fund shares.

ALTERNATIVE PURCHASE OPTIONS - The Funds offer three classes of shares:

CLASS A SHARES -- FRONT-END LOAD OPTION. Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed (except that shares sold in an amount of $1,000,000 or more without a front-end sales charge will be subject to a contingent deferred sales charge of 1% for one year).

CLASS B SHARES -- BACK-END LOAD OPTION. Class B shares are sold without a sales charge at the time of purchase, but are subject to a deferred sales charge if they are redeemed within five years of the date of purchase. Class B shares will automatically convert to Class A shares at the end of eight years after purchase.

CLASS C SHARES -- LEVEL LOAD OPTION. Class C shares are sold without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge if they are redeemed within one year of the date of purchase.

CLASS A SHARES -- Class A shares are offered at NAV plus an initial sales charge as follows:


                                  SALES CHARGE
                      ------------------------------------
AMOUNT OF             PERCENTAGE   PERCENTAGE
PURCHASE                  OF         OF NET    PERCENTAGE
AT OFFERING            OFFERING      AMOUNT    REALLOWABLE
PRICE                    PRICE      INVESTED   TO DEALERS
                      ----------   ----------   -----------
Less than $50,000         5.75%       6.10%       5.00%
$50,000 but less          4.75        4.99        4.00
   than $100,000
$100,000 but less         3.75        3.90        3.00
   than $250,000
$250,000 but less         2.75        2.83        2.25
   than $500,000
$500,000 but less         2.00        2.04        1.75
   than $1,000,000
$1,000,000 and over       None        None        (See
                                                  below)

The Underwriter will pay a commission to dealers on purchases of $1,000,000 or more as follows: 1.00% on sales up to $5,000,000, plus 0.50% on sales of $5,000,000 or more up to $10,000,000, and 0.10% on any amount of $10,000,000 or more. The Underwriter may also pay a commission of up to 1% to dealers who initiate or are responsible for purchases of $500,000 or more by certain retirement plans as described under "Purchases at Net Asset Value" in the prospectus. Such purchases may be subject to a deferred sales charge of up to 1% in the event of a redemption within one year of the purchase.

As discussed in the prospectus, the Funds have adopted a Distribution Plan for their Class A shares pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes each such Fund to pay an annual fee to the Distributor of 0.25% of the average daily NAV of the Class A shares of such Funds to finance various activities relating to the distribution of such shares to investors and the provision of services to such investors. These expenses include, but are not limited to, the payment of compensation in the form of a service fee as discussed below (including compensation to securities dealers and other financial institutions and organizations) to obtain various administrative services for the Fund. These services include, among other things, processing new shareholder account applications and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund.

Amounts paid by the Funds are currently used to pay dealers and other firms that make Class A shares available to their customers a service fee for account maintenance and personal service to shareholders. The service fee is payable quarterly in the amount of 0.25%, on an annual basis, of Aggregate Account Value. "Aggregate Account Value" is the average daily NAV of Class A accounts opened after July 31, 1990 that were sold by such dealers and other firms and remain outstanding on the books of the Funds. (Service fees are paid only on Aggregate Account Value of $100,000 or more.) The service fee may also be used to pay for sub-administration and/or sub-transfer agency services provided for the benefit of the Fund.

CLASS B SHARES -- Class B shares are offered at NAV, without an initial sales charge. With certain exceptions, the Funds may impose a deferred sales charge on shares redeemed within five years of the date of purchase. No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you. The deferred sales charge is retained by the Distributor.

Whether a contingent deferred sales charge is imposed and the amount of the charge will depend on the number of years since the investor made a purchase payment from which an amount is being redeemed, according to the following schedule:

YEAR SINCE PURCHASE  CONTINGENT DEFERRED
 PAYMENT WAS MADE       SALES CHARGE
-------------------  -------------------
First                        5%
Second                       4%
Third                        3%
Fourth                       3%
Fifth                        2%
Sixth and Following          0%

Class B shares (except shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares) will automatically convert, on the eighth anniversary of the date such shares were purchased, to Class A shares which are subject to a lower distribution fee. This automatic conversion of Class B shares will take place without imposition of a front-end sales charge or exchange fee. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificates to the Investment Manager.) All shares purchased through reinvestment of dividends and other distributions paid with respect to Class B shares ("reinvestment shares") will be considered to be held in a separate subaccount. Each time any Class B shares (other than those held in the subaccount) convert to Class A shares, a pro rata portion of the reinvestment shares held in the subaccount will also convert to Class A shares. Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. Because the NAV per share of the Class A shares may be higher or lower than that of the Class B shares at the time of conversion, although the dollar value will be the same, a shareholder may receive more or less Class A shares than the number of Class B shares converted. Under current law, it is the Funds' opinion that such a conversion will not constitute a taxable event under federal income tax law. In the event that this ceases to be the case, the Board of Directors will consider what action, if any, is appropriate and in the best interests of the Class B shareholders.

Each Fund bears some of the costs of selling its Class B shares under a Distribution Plan adopted with respect to its Class B shares ("Class B Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. This Plan provides for payments at an annual rate of 1.00% of the average daily NAV of Class B shares. Amounts paid by the Funds are currently used to pay dealers and other firms that make Class B shares available to their customers (1) a commission at the time of purchase normally equal to 4.00% of the value of each share sold and (2) a service fee for account maintenance and personal service to shareholders payable for the first year, initially, and for each year thereafter, quarterly, in an amount equal to 0.25% annually of the average daily NAV of Class B shares sold by such dealers and other firms and remaining outstanding on the books of the Funds. The service fee may also be used to pay for sub-administration and/or sub-transfer agency services provided for the benefit of the Fund.

CLASS C SHARES -- Class C shares are offered at NAV, without an initial sales charge. With certain exceptions, the Funds may impose a deferred sales charge on shares redeemed within one year of the date of purchase. No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you. The deferred sales charge is retained by the Distributor.

Each Fund bears some of the costs of selling its Class C shares under a Distribution Plan adopted with respect to its Class C shares ("Class C Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. This Plan provides for payments at an annual rate of 1.00% of the average daily NAV of Class C shares. Amounts paid by the Fund are currently used to pay dealers and other firms that make Class C shares available to their customers (1) a commission at the time of purchase normally equal to 0.75% of the value of each share sold, and for each year thereafter, quarterly, in an amount equal to 0.75% annually of the average daily NAV of Class C shares sold by such dealers and other firms and remaining outstanding on the books of the Fund and (2) a service fee payable for the first year initially, and for each year thereafter, quarterly, in an amount equal to 0.25% annually of the average daily NAV of Class C shares sold by such dealers and other firms and remaining outstanding on the books of the Fund. The service fee may also be used to pay for sub-administration and/or sub-transfer agency services provided for the benefit of the Fund.

DISTRIBUTION PLANS -- As discussed above, the Funds have adopted Distribution Plans pursuant to Rule 12b-1 under the 1940 Act, as set forth in the table below.

 FUND         DISTRIBUTION PLAN
---------  -------------------------
All Funds  Class A Distribution Plan
All Funds  Class B Distribution Plan
All Funds  Class C Distribution Plan

Under the Distribution Plans, the Distributor is authorized to pay service fees and commissions to dealers and other firms that sell shares of the applicable class, engage in advertising, prepare and distribute sales literature and engage in other promotional activities on behalf of the Fund. The Distributor is required to report in writing to the Board of Directors of each Fund, and the board will review at least quarterly the amounts and purpose of any payments made under each Plan. The Distributor is also required to furnish the board with such other information as may reasonably be requested in order to enable the board to make an informed determination of whether the Plan should be continued.

Each Plan will continue from year to year, provided that such continuance is approved at least annually by a vote of a majority of the Board of Directors of the Fund, including a majority of the independent directors cast in person at a meeting called for the purpose of voting on such continuance. Any agreement relating to the implementation of the Plan terminates automatically if it is assigned. The Plan may not be amended to increase materially the amount of payments thereunder without approval of the shareholders of the applicable class of the Fund.

Because all amounts paid pursuant to the Distribution Plan are paid to the Distributor, the Investment Manager and its officers, directors and employees, including Messrs. Swickard, Schier, Ms. Harwood, Ms. Lee and Ms. Shields (officers of the Fund), all may be deemed to have a direct or indirect financial interest in the operation of the Distribution Plan. None of the independent directors has a direct or indirect financial interest in the operation of the Distribution Plan.

Benefits from the Distribution Plan may accrue to the Fund and its shareholders from the growth in assets due to sales of shares to the public pursuant to the Distribution Agreement with the Distributor. Increases in the net assets of the Funds from sales pursuant to their respective Distribution Plans and Agreements may benefit shareholders by reducing per share expenses, permitting increased investment flexibility and diversification of such Fund's assets, and facilitating economies of scale (e.g., block purchases) in the Fund's securities transactions.


Rules of the NASD limit the aggregate amount that a Fund may pay annually in distribution costs for the sale of its shares to 6.25% of gross sales of shares since the inception of the Distribution Plan, plus interest at the prime rate plus 1% on such amount (less any contingent deferred sales charges paid by shareholders to the Distributor or distribution fee (other than service fees) paid by the Fund to the Distributor). The Distributor monitors this limit with regard to each of the Fund's share classes. The Distributor intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with a Distribution Plan which exceed current annual payments permitted to be received by the Distributor from the Funds. The Distributor intends to seek full payment of such charges from the Fund (together with annual interest thereon at the prime rate plus 1%) at such time in the future as, and to the extent that, payment thereof by the Funds would be within permitted limits.


A Distribution Plan may be terminated at any time by vote of its directors who are not interested persons of the Fund as defined in the 1940 Act or by vote of a majority of the outstanding shares of the applicable class. In the event a Distribution Plan is terminated by the shareholders or the Fund's Board of Directors, the payments made to the Distributor pursuant to the Plan up to that time would be retained by the Distributor. Any expenses incurred by the Distributor in excess of those payments would be absorbed by the Distributor. The Funds make no payments in connection with the sales of their shares other than the distribution fee paid to the Distributor.

RULE 12B-1 PLAN EXPENSES -- For the fiscal year ended September 30, 2004, the following 12b-1 payments were made for each Fund under the Rule 12b-1 Distribution Plans:


                              LARGE CAP VALUE FUND        ALPHA OPPORTUNITY FUND          GLOBAL FUND
                           ---------------------------  -------------------------  ---------------------------
                           CLASS A   CLASS B   CLASS C  CLASS A  CLASS B  CLASS C  CLASS A   CLASS B   CLASS C
Advertising                  N/A       N/A       N/A      N/A      N/A      N/A      N/A       N/A       N/A

Printing and Mailing of      N/A       N/A       N/A      N/A      N/A      N/A      N/A       N/A       N/A
Prospectus to other than
current shareholders

Compensation to            $124,224  $131,307  $18,260  $11,800  $20,613  $8,080   $203,110  $243,589  $59,285
Underwriters

Compensation to              N/A       N/A       N/A      N/A      N/A      N/A      N/A       N/A       N/A
Broker-Dealers

Compensation to sales        N/A       N/A       N/A      N/A      N/A      N/A      N/A       N/A       N/A
personnel

Interest, carrying, or       N/A       N/A       N/A      N/A      N/A      N/A      N/A       N/A       N/A
other financing charges

Other                        N/A       N/A       N/A      N/A      N/A      N/A      N/A       N/A       N/A

                               MID CAP VALUE FUND         SMALL CAP GROWTH FUND       ENHANCED INDEX FUND
                           ----------------------------  -------------------------  -------------------------
                           CLASS A   CLASS B   CLASS C   CLASS A  CLASS B  CLASS C  CLASS A  CLASS B  CLASS C
Advertising                  N/A       N/A       N/A       N/A      N/A      N/A      N/A      N/A      N/A

Printing and Mailing of      N/A       N/A       N/A       N/A      N/A      N/A      N/A      N/A      N/A
Prospectus to other than
current shareholders

Compensation to            $462,233  $686,953  $439,204  $44,296  $80,395  $32,558  $17,929  $54,113  $25,373
Underwriters

Compensation to              N/A       N/A       N/A       N/A      N/A      N/A      N/A      N/A      N/A
Broker-Dealers

Compensation to sales        N/A       N/A       N/A       N/A      N/A      N/A      N/A      N/A      N/A
personnel

Interest, carrying, or       N/A       N/A       N/A       N/A      N/A      N/A      N/A      N/A      N/A
other financing charges

Other                        N/A       N/A       N/A       N/A      N/A      N/A      N/A      N/A      N/A



                                 SELECT 25 FUND         LARGE CAP GROWTH FUND        MID CAP GROWTH FUND
                           -------------------------  -------------------------  ----------------------------
                           CLASS A  CLASS B  CLASS C  CLASS A  CLASS B  CLASS C  CLASS A   CLASS B   CLASS C
Advertising                  N/A      N/A      N/A      N/A      N/A      N/A      N/A       N/A       N/A

Printing and Mailing of      N/A      N/A      N/A      N/A      N/A      N/A      N/A       N/A       N/A
Prospectus to other than
current shareholders

Compensation to            $26,172  $82,369  $64,920  $39,926  $67,969  $15,827  $406,931  $301,143  $141,863
Underwriters

Compensation to              N/A      N/A      N/A      N/A      N/A      N/A      N/A       N/A        N/A
Broker-Dealers

Compensation to sales        N/A      N/A      N/A      N/A      N/A      N/A      N/A       N/A        N/A
personnel

Interest, carrying, or       N/A      N/A      N/A      N/A      N/A      N/A      N/A       N/A        N/A
other financing charges

Other                        N/A      N/A      N/A      N/A      N/A      N/A      N/A       N/A        N/A



                              SOCIAL AWARENESS FUND              EQUITY FUND
                            -------------------------  ----------------------------
                            CLASS A  CLASS B  CLASS C   CLASS A    CLASS B  CLASS C
Advertising                   N/A      N/A      N/A       N/A        N/A      N/A

Printing and Mailing of       N/A      N/A      N/A       N/A        N/A      N/A
Prospectus to other than
current shareholders

Compensation to             $24,995  $61,508  $13,883  $1,056,740  $58,114  $62,162
Underwriters

Compensation to               N/A      N/A      N/A       N/A        N/A      N/A
Broker-Dealers

Compensation to sales         N/A      N/A      N/A       N/A        N/A      N/A
personnel

Interest, carrying, or        N/A      N/A      N/A       N/A        N/A      N/A
other financing charges

Other                         N/A      N/A      N/A       N/A        N/A      N/A


CALCULATION AND WAIVER OF CONTINGENT DEFERRED SALES CHARGES -- Any contingent deferred sales charge imposed upon redemption of Class A shares (purchased in amounts of $1,000,000 or more), Class B shares and Class C shares is a percentage of the lesser of (1) the NAV of the shares redeemed or (2) the net cost of such shares. No contingent deferred sales charge is imposed upon redemption of amounts derived from (1) increases in the value above the net cost of such shares due to increases in the NAV per share of the Fund; (2) shares acquired through reinvestment of income dividends and capital gain distributions; or (3) Class A shares (purchased in amounts of $1,000,000 or more), or Class C shares, held for more than one year, or Class B shares held for more than five years. Upon request for redemption, shares not subject to the contingent deferred sales charge will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.

The contingent deferred sales charge is waived: (1) following the death of a shareholder if redemption is made within one year after death; (2) upon the disability (as defined in section 72(m)(7) of the Internal Revenue Code) of a shareholder prior to age 65 if redemption is made within one year after the disability, provided such disability occurred after the shareholder opened the account; (3) in connection with required minimum distributions in the case of an IRA, SAR-SEP or Keogh or any other retirement plan qualified under Section 401(a), 401(k) or 403(b) of the Code; and (4) in the case of distributions from retirement plans qualified under Section 401(a) or 401(k) of the Internal Revenue Code due to (i) returns of excess contributions to the plan, (ii) retirement of a participant in the plan, (iii) a loan from the plan (repayment of loans, however, will constitute new sales for purposes of assessing the contingent deferred sales charge), (iv) "financial hardship" of a participant in the plan, as that term is defined in Treasury Regulation Section 1.401(k)-1(d)(2), as amended from time to time, (v) termination of employment of a participant in the plan, (vi) any other permissible withdrawal under the terms of the plan. The contingent deferred sales charge will also be waived in the case of certain redemptions of Class B or Class C shares of the Funds pursuant to a systematic withdrawal program. (See "Systematic Withdrawal Program.")

ARRANGEMENTS WITH BROKER-DEALERS AND OTHERS -- The Investment Manager or Distributor, from time to time, will pay a bonus to certain dealers whose representatives have sold or are expected to sell significant amounts of the Funds and/or certain other funds managed by the Investment Manager. Bonus compensation may include reallowance of the entire sales charge and may also include, with respect to Class A shares, an amount which exceeds the entire sales charge and, with respect to Class B or Class C shares, an amount which exceeds the maximum commission. The Distributor, or the Investment Manager, may also provide financial assistance to certain dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns, and/or shareholder services and programs regarding one or more of the Funds managed by the Investment Manager. In addition, the Investment Manager or Distributor may sponsor training or education meetings at various locations. In connection with such meetings it is expected that the Investment Manager or Distributor would pay the travel, lodging and other expenses of representatives of the dealers in attendance. The Fund Administrator or Distributor may also pay certain transaction or order processing costs incurred by dealers who sell Fund shares through clearing dealers. Certain of the foregoing arrangements may be financed by payments to the Distributor under a Rule 12b-1 Distribution Plan. These arrangements do not change the price an investor will pay for shares or the amount that the Funds will receive from such sale. No compensation will be offered to the extent it is prohibited by the laws of any state or self-regulatory agency, such as the NASD. A dealer to whom substantially the entire sales charge of Class A shares is reallowed may be deemed to be an "underwriter" under federal securities laws.

The Distributor also may pay banks and other financial services firms that facilitate transactions in shares of the Funds for their clients a transaction fee up to the level of the payments made allowable to dealers for the sale of such shares as described above.

The Investment Manager or Distributor also may pay a marketing allowance to dealers who meet certain eligibility criteria. This allowance is paid with reference to new sales of Fund shares in a calendar year and may be discontinued at any time. To be eligible for this allowance in any given year, the dealer must sell a minimum of $2,000,000 of Class A, Class B and Class C shares during that year. The applicable marketing allowance factors are set forth in the accompanying table.

                                            APPLICABLE
                                       MARKETING ALLOWANCE
       AGGREGATE NEW SALES                   FACTOR*
-------------------------------------  -------------------
Less than $2 million                          0.00%
$2 million but less than $5 million           0.15%
$5 million but less than $10 million          0.25%
$10 million but less than $15 million         0.35%
$15 million but less than $20 million         0.50%
or $20 million or more                        0.75%

*The maximum marketing allowance factor applicable per this schedule will be applied to all new sales in the calendar year to determine the marketing allowance payable for such year.

PURCHASES AT NET ASSET VALUE -- Class A shares of the Funds may be purchased at NAV by (1) directors, officers and employees of the Funds, the Funds' Investment Manager or Distributor; directors, officers and employees of SBL and its subsidiaries; agents licensed with SBL; spouses or minor children of any such agents; as well as the following relatives of any such directors, officers and employees (and their spouses): spouses, grandparents, parents, children, grandchildren, siblings, nieces and nephews; (2) any trust, pension, profit sharing or other benefit plan established by any of the foregoing corporations for persons described above; (3) retirement plans where third party administrators of such plans have entered into certain arrangements with the Distributor or its affiliates provided that no commission is paid to dealers; and (4) officers, directors, partners or registered representatives (and their spouses and minor children) of broker-dealers who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be transferred or resold except through redemption or repurchase by or on behalf of the Fund.


Class A shares of the Funds may be purchased at NAV when the purchase is made on the recommendation of (i) a registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of the investor; or (ii) a certified financial planner or registered broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" is imposed. Class A shares of the Funds may also be purchased at NAV when the purchase is made by retirement plans that (i) buy shares of the Security Funds worth $500,000 or more; (ii) have 100 or more eligible employees at the time of purchase; (iii) certify they expect to have annual plan purchases of shares of Security Funds of $200,000 or more; (iv) are provided administrative services by certain third-party administrators that have entered into a special service arrangement with the Security Funds relating to such plans; or (v) have at the time of purchase, aggregate assets of at least $1,000,000. Purchases made pursuant to this provision may be subject to a deferred sales charge of up to 1% in the event of a redemption within one year of the purchase.


The Distributor must be notified when a purchase is made that qualifies under any of the above provisions.

A shareholder of Equity Fund who formerly invested in the Bondstock Investment Plans or Life Insurance Investors Investment Plans received Class A shares of Equity Fund in liquidation of the Plans. Such a shareholder may purchase Class A shares of Equity Fund at NAV provided that such shareholder maintains his or her Equity Fund account.

PURCHASES FOR EMPLOYER-SPONSORED RETIREMENT PLANS -- Security Financial Resources, Inc., an affiliated company of the Distributor, offers plan recordkeeping services on a fee basis to employer-sponsored retirement plans. Employer-sponsored retirement plans that have entered into an agreement to receive such services from Security Financial Resources, Inc. may purchase Class A shares of the Funds at NAV under certain circumstances. Such plans would first purchase Class C shares of the Funds for an initial period of time that would vary with the size of the plan, amount of assets flowing into the plan and level of service provided by the dealer. After that initial period of time has elapsed, the plan would exchange at NAV existing Class C shares for Class A shares of the respective Funds, and new purchases under the plans would be made in Class A shares at NAV.

The schedule below sets forth the amount of time that retirement plan assets would remain invested in Class C shares before they would be eligible for exchange to Class A shares of the respective Funds. The schedule below also sets forth the commissions paid to dealers in connection with sales of Fund shares with respect to such retirement plans, which commissions replace those normally paid in connection with sales of Class C shares.

                         NUMBER
                        OF YEARS       COMMISSION BY
                       INVESTED IN   YEAR OF PURCHASE*
                         CLASS C    --------------------
 ELIGIBLE PLANS          SHARES      1   2    3   4   5+
---------------------  -----------  --------------------
Less than $1.5 mil.      8 years     5%  4%  3%   2%  1%
in assets or $400,000
in flow

Less than $1.5 mil.      8 years     6%  4%  2%   1%  1%
in assets or $400,000
in flow

Less than $5 mil. in     6 years     4%  3%  2%   1%  1%
assets or $1 mil. in
flow

Less than $5 mil. in     5 years     3%  2%  1%   1%  1%
assets or $1 mil. in
flow

Less than $10 mil. in    3 years     2%  1%  1%   1%  1%
assets or $2 mil. in
flow

Less than $10 mil. in   0 years**   1%++ 1%  1%   1%  1%
assets or $2 mil. in
flow

*The commission is a percentage of the amount invested. The year of purchase is measured from the date of the plan's initial investment in the Funds. Notwithstanding the foregoing schedule, if 50% or more of the plan assets allocated to the Funds is redeemed within the four-year period beginning on the date of the plan's initial investment in the Funds, the commission will immediately drop to 1% for all subsequent purchases.

**Amounts will be invested in Class A shares at NAV.

++Certain dealers may receive 1.25% in year 1.

The Distributor may also enter into arrangements with dealers whereby it agrees to "annualize" the first-year commission expected to be paid on the purchase of Fund shares by retirement plans receiving plan recordkeeping services from Security Financial Resources, Inc. Such arrangements will typically provide for an up-front payment by the Distributor to the dealer of a specified percentage of the first-year's expected commissions attributable to a particular retirement plan.

In some circumstances, a retirement plan that was not previously receiving plan recordkeeping services from Security Financial Resources, Inc. may transfer its assets in an arrangement where it receives such services. In such circumstances, the Distributor may pay the dealer a commission on the transferred assets that is different from the commission otherwise set forth in the table above, but typically not in excess of 1.25% of the transferred amount.

In addition to the commissions set forth above, dealers will receive a service fee payable beginning in the 13th month following the plan's initial investment. The Distributor pays service fees quarterly, in an amount equal to 0.25% annually of the average daily NAV of Class C shares sold by dealers in connection with such employer-sponsored retirement plans and remaining outstanding on the books of the Funds.

SYSTEMATIC WITHDRAWAL PROGRAM

A Systematic Withdrawal Program may be established by shareholders who wish to receive regular monthly, bi-monthly, quarterly, semiannual or annual payments of $25 or more. A shareholder may elect a payment that is a specified percentage of the initial or current account value or a specified dollar amount. The Program may also be based upon the liquidation of a fixed or variable number of shares provided that the amount withdrawn monthly is at least $25. However, the Funds do not recommend this (or any other amount) as an appropriate monthly withdrawal. Shares with a current aggregate offering price of $5,000 or more must be deposited with the Investment Manager acting as agent for the shareholder under the Program. There is no service charge on the Program.

Sufficient shares will be liquidated at NAV to meet the specified withdrawals. Liquidation of shares may deplete the investment, particularly in the event of a market decline. Payments cannot be considered as actual yield or income since part of such payments is a return of capital. Such withdrawals constitute a taxable event to the shareholder. The maintenance of a Withdrawal Program concurrently with purchases of additional shares of the Fund would be disadvantageous because of the sales commission payable in respect to such purchases. During the withdrawal period, no payments will be accepted under an Accumulation Plan. Income dividends and capital gains distributions are automatically reinvested at NAV. If an investor has an Accumulation Plan in effect, it must be terminated before a Systematic Withdrawal Program may be initiated.

A shareholder may establish a Systematic Withdrawal Program with respect to Class B or Class C shares without the imposition of any applicable contingent deferred sales charge, provided that such withdrawals do not in any 12-month period, beginning on the date the Program is established, exceed 10% of the value of the account on that date ("Free Systematic Withdrawals"). Free Systematic Withdrawals are not available if a Program established with respect to Class B or Class C shares provides for withdrawals in excess of 10% of the value of the account in any Program year and, as a result, all withdrawals under such a Program are subject to any applicable contingent deferred sales charge. Free Systematic Withdrawals will be made first by redeeming those shares that are not subject to the contingent deferred sales charge and then by redeeming shares held the longest. The contingent deferred sales charge applicable to a redemption of Class B and Class C shares requested while Free Systematic Withdrawals are being made will be calculated as described under "Calculation and Waiver of Contingent Deferred Sales Charges."

The shareholder receives confirmation of each transaction showing the source of the payment and the share balance remaining in the Program. A Program may be terminated on written notice by the shareholder or by the Fund, and it will terminate automatically if all shares are liquidated or withdrawn from the account.

INVESTMENT MANAGEMENT

The Investment Manager, located at One Security Benefit Place, Topeka, Kansas, has served as investment adviser to Security Large Cap Value Fund (formerly Security Growth and Income Fund), Security Equity Fund, and Security Mid Cap Growth Fund (formerly Security Ultra Fund), respectively, since April 1, 1964, January 1, 1964, and April 22, 1965. The Investment Manager also acts as investment adviser to Security Income Fund, Security Cash Fund, SBL Fund, and Security Municipal Bond Fund. The Investment Manager is a limited liability company controlled by its members, SBL and SBG. SBG is an insurance and financial services holding company wholly-owned by Security Benefit Life Insurance Company, One Security Benefit Place, Topeka, Kansas 66636-0001. Security Benefit Life, a stock life insurance company, incorporated under the laws of Kansas, is controlled by Security Benefit Corp. ("SBC"). SBC is wholly owned by Security Benefit Mutual Holding Company, which is in turn controlled by Security Benefit

Life policyholders. Security Benefit Life together with its subsidiaries, has approximately $15.7 billion of assets under management as of September 30, 2004.


INVESTMENT MANAGEMENT AGREEMENT -- The Investment Manager serves as investment adviser to Security Large Cap Value Fund, Security Equity Fund and Security Mid Cap Growth Fund, respectively, under Investment Management Agreements, which were approved by the shareholders of the Funds on April 17, 2002, and which became effective on May 1, 2002. Pursuant to the Agreements, the Investment Manager furnishes investment advisory, statistical and research services to the Funds, supervises and arranges for the purchase and sale of securities on behalf of the Funds, and provides for the compilation and maintenance of records pertaining to the investment advisory function.

The Investment Manager has agreed to reimburse the Funds or waive a portion of its management fee for any amount by which the total annual expenses of the Funds (including management fees, but excluding interest, taxes, brokerage commissions, extraordinary expenses and Class A, Class B and Class C distribution fees) for any fiscal year exceeds the level of expenses which the Funds are permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Funds are then qualified for sale. (The Investment Manager is not aware of any state that currently imposes limits on the level of mutual fund expenses.) The Investment Manager, as part of the investment advisory agreement with Security Equity Fund, has agreed to cap the total annual expenses of Enhanced Index Fund and Select 25 Fund to 1.75%, in each case exclusive of interest, taxes, extraordinary expenses, brokerage fees and commissions and 12b-1 fees.

Separate fees are paid by each Fund to the Investment Manager for investment advisory, administrative and transfer agency services. The investment advisory fee for Global, Social Awareness, Small Cap Growth and Large Cap Growth Funds is equal to 1%, on an annual basis, of the average daily net assets of each Fund, calculated daily and payable monthly. The investment advisory fee for Large Cap Value, Equity, Mid Cap Growth, Enhanced Index, and Select 25 Funds is equal to 0.75%, on an annual basis, of the average daily net assets of each Fund, calculated daily and payable monthly. The investment advisory fee for Mid Cap Value Fund is equal to 1%, on an annual basis, of the average daily net assets of the Fund of $200 million or less, plus an annual rate of 0.75% of the average daily net assets of the Fund in excess of $200 million. The fee is calculated daily and paid monthly.

The Investment Manager receives a management fee from Alpha Opportunity Fund that is composed of two components. The first component is an annual base fee equal to 2.00% of Alpha Opportunity Fund's average daily net assets. The second component is a performance adjustment that either increases or decreases the base fee, depending on how Alpha Opportunity Fund performed relative to the S&P 500 Index.

The pro rata adjustment upward or downward will be determined based upon the investment performance of the Class A shares of Alpha Opportunity Fund relative to the investment record of the S&P 500 Index. The amount of any upward adjustment in the Base Fee will be equal to 0.75% multiplied by the ratio of the number of percentage points by which the investment performance of the Class A shares of Alpha Opportunity Fund exceed the investment record of the S&P 500 Index as compared to 15 percentage points.

For example, if the investment performance of Alpha Opportunity Fund was 6.6% and the investment record of the S&P 500 Index was 0%, the ratio would be 6.6 to 15, or 44%, times 0.75%, for an upward adjustment of 0.33%. The amount of any downward adjustment in the Base Fee will be equal to 0.75% multiplied by the ratio of the number of percentage points by which the investment performance of Alpha Opportunity Fund is less than the investment record of the S&P 500 Index as compared to 15 percentage points.

The maximum performance adjustment upward or downward is 0.75% annually. Depending on the performance of the Class A shares of Alpha Opportunity Fund, the

Investment Manager may receive a maximum of 2.75% or a minimum of 1.25% in annual management fees from the Alpha Opportunity Fund.

During its first 12 months of operations, Alpha Opportunity Fund paid the Investment Manager the base fee of 2.00% without any performance adjustment. Performance adjustments began on August 1, 2004 based upon Alpha Opportunity Fund's performance during the 12 months ended July 1, 2004. The Investment Manager will calculate the performance adjustment for Alpha Opportunity Fund at the end of each calendar month based upon the investment performance of the Fund's Class A shares during the twelve-month period ending on the last day of the prior month compared to the investment record of the S&P 500 Index during the same period.

The following table includes examples showing the fees that the Investment Manager would earn at various levels of investment performance of the Alpha Opportunity Fund and the S&P 500 Index:

                                              TOTAL
% POINT DIFFERENCE            PERFORMANCE   MANAGEMENT
  BETWEEN CLASS A   BASE       ADJUSTMENT   FEE PAID TO
SHARES AND S&P 500  ADVISORY   FROM BASE    INVESTMENT
       INDEX           FEE    ADVISORY FEE   MANAGER
------------------  --------  ------------  -----------
       15%            2.00%     +0.75%         2.75%
       10%            2.00%     +0.50%         2.50%
        5%            2.00%     +0.25%         2.25%
        0%            2.00%      0.00%         2.00%
       -5%            2.00%     -0.25%         1.75%
      -10%            2.00%     -0.50%         1.50%
      -15%            2.00%     -0.75%         1.25%


The Investment Manager pays from its assets, and not from the Alpha Opportunity Fund's assets, an investment sub-advisory fee to the Fund's sub-adviser, Mainstream Investment Advisers, LLC ("Mainstream"), that includes both a base fee and a performance adjustment component. This fee is described above in more detail. For purposes of the above discussion, as well as the description of the fee paid to Mainstream, the "investment performance" of the Fund (or portion thereof) is calculated assuming the reinvestment of dividends and capital gains distributions, and the "investment record" of the S&P 500 Index is calculated based on its change in level, adjusted for any cash distributions from the companies whose securities comprise the index.


The Funds' Investment Management Agreements are renewable annually by each Fund's Board of Directors or by a vote of a majority of the individual Fund's outstanding securities and, in either event, by a majority of the Board who are not parties to the Agreement or interested persons of any such party. The Agreements provide that they may be terminated without penalty at any time by either party on 60 days' notice and are automatically terminated in the event of assignment.

The Investment Management Agreement has been approved by the Board of Directors with respect to each Fund. In determining whether it was appropriate to approve the Agreement, the Board of Directors requested information, provided by the Investment Manager, that it believed to be reasonably necessary to reach its conclusion. The Board of Directors carefully evaluated this information and was advised by legal counsel, including independent legal counsel to the independent directors, with respect to its deliberations. Based on its review of the information requested and provided, the Board of Directors determined that the Agreement is consistent with the best interests of each Fund to which it applies and its shareholders, and enables each Fund to receive high quality services at a cost that is appropriate, reasonable, and in the best interests of the Funds and their shareholders. The Board of Directors made these determinations on the basis of the following considerations, among others:

1. The investment advisory fees payable to the Investment Manager under the Agreement are fair and reasonable in light of the services to be provided, the anticipated costs of these services, the profitability of the Investment Manager's relationship with the Funds, and the comparability of the proposed fees for most of the Funds to fees paid by comparable mutual funds;

2. The nature, quality and extent of the investment advisory services expected to be provided by the Investment Manager, in light of the high quality services provided to the other mutual funds advised by the Investment Manager and their historic performance, including achievement of stated investment objectives;

3. The Investment Manager's representations regarding its staffing and capabilities to manage the Funds, including the retention of personnel with significant portfolio management experience;

4. The Investment Manager's entrepreneurial commitment to the management and success of the Funds, which could entail a substantial commitment of resources to the successful operation of the Funds;

5. The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of the Investment Manager;

6. With regard to Alpha Opportunity Fund, the profitability to the Investment Manager of the investment management fee, including the performance fee component of the management fee, assuming hypothetical investment performance of the Class A shares of Alpha Opportunity Fund that was 15% above, 15% below and the same as the investment record of the S&P 500 Index;

7. The monthly reallocation of the Alpha Opportunity Fund's assets between Mainstream and the Investment Manager to an approximately equal allocation to avoid the potential conflict of interest for the Investment Manager to make investment decisions that favored the Investment Manager over Mainstream; and

8. The fairness and reasonableness of the investment advisory fees payable with respect to the Alpha Opportunity Fund in light of the nature, quality and extent of the investment services expected to be provided or procured, the active management style to be used with respect to the active management component of the Fund, the anticipated costs associated with providing or procuring these services, the unique nature of the investment being offered through a registered investment company, the comparability of the fees paid to fees paid by other pooled investment vehicles or accounts with comparable investment objectives and strategies, the historic performance of investment vehicles utilizing comparable investment strategies, the potential to achieve absolute positive returns during adverse market conditions while maintaining significant exposure to market upside potential, and the Investment Manager's willingness to link the level of investment advisory fees paid by investors to the relative investment performance achieved by management of the Fund.

Accordingly, in light of the above considerations and such other facts and information it considered relevant, the Board of Directors unanimously approved the Agreement with respect to each Fund.

Pursuant to a Fund Accounting and Administration Agreement with each Fund dated February 1, 2004, the Investment Manager acts as the administrative agent for the Funds and as same, performs administrative functions and bookkeeping, accounting and pricing functions for the Funds. For this service, the Investment Manager receives, on an annual basis, a fee of:

1. 0.09% for the Equity Fund; Mid Cap Value Fund; Small Cap Growth Fund; Enhanced Index Fund; Select 25 Fund; Large Cap Growth Fund; Social Awareness Fund; Mid Cap Growth Fund and Large Cap Value Fund, based on average daily net assets, or $25,000 per Fund per year, whichever is greater.

2. 0.145% for the Global Fund, based on average daily net assets, or $60,000 per year, whichever is greater.

3. 0.145% for the Alpha Opportunity Fund, based on average daily net assets, or $25,000 per year, whichever is greater.

Pursuant to a Transfer Agency Agreement with each Fund dated February 1, 2004, the Investment Manager acts as the transfer agent for the Funds. As such, it processes purchase and redemption transactions and acts as the dividend disbursing agent for the Funds. For this service, the Investment Manager receives the following fees with respect to each Fund:

1. Account Set-Up Charge -- A fee of $4 to open an account on the Investment Manager's transfer agency system to hold shares of the Funds.

2. Annual Maintenance Charge -- An annual per account fee of (i) $8 per open account for regular accounts; (ii) $6.50 per open account with respect to accounts which are Matrix Level III pursuant to the National Securities Clearing Corporation networking systems; and (iii) $5 per account for closed accounts that remain outstanding on the Investment Manager's transfer agency system (regardless of whether such accounts are regular or Matrix Level III).

3. Transaction Charge -- A per transaction charge of (i) $1.10 per transaction for regular accounts; and (ii) $0.60 per transaction for accounts that are Matrix Level III.

Each Fund is also subject to a minimum fee per year of $25,000. In addition, the Fund has agreed to reimburse the Investment Manager for expenses the Investment Manager pays to third-party administrators, broker-dealers, banks, insurance companies or other entities for providing sub-transfer agency services to beneficial shareholders in the Fund where such shares are held in an omnibus account.

Each Fund pays all of its respective expenses not assumed by the Investment Manager or the Distributor, including organization expenses; directors' fees; fees of the Fund's custodian; taxes and governmental fees; interest charges; any membership dues; brokerage commissions; expenses of preparing and distributing reports to shareholders; costs of shareholder and other meetings; Class A, Class B and Class C distribution fees; and legal, auditing and accounting expenses. Each Fund also pays for the preparation and distribution of the prospectus to its shareholders and all expenses in connection with registration under the 1940 Act and the registration of its capital stock under federal and state securities laws. Each Fund pays nonrecurring expenses that may arise, including litigation expenses affecting the Fund.


During the fiscal years ended September 30, 2004, 2003, and 2002 the Investment Manager was paid the following amounts for their services:



                     INVESTMENT                                          TRANSFER AGENCY
                   ADVISORY FEES      INVESTMENT       ADMINISTRATIVE     SERVICE FEES
                      PAID TO          ADVISORY       SERVICE FEES PAID     PAID TO
                    INVESTMENT      FEES WAIVED BY      TO INVESTMENT      INVESTMENT
   FUND      YEAR     MANAGER     INVESTMENT MANAGER      MANAGER           MANAGER
-----------  ----  -------------  ------------------  -----------------  ---------------
             2004      $491,519      $        0            $60,932           $171,519
Large Cap    2003       354,074               0             45,668             92,052
Value Fund   2002       585,639               0             19,338             26,920

Alpha        2004       189,739          72,559             23,173             15,996
Opportunity  2003        27,342               0              3,115                142
Fund

             2004     3,657,792               0            440,031            676,118
Equity Fund  2003     3,835,089               0            463,638            612,267
             2002     5,978,114               0            217,932            224,400

             2004     1,134,113               0            174,941            251,505
Global Fund  2003       629,134               0            100,851            200,737
             2002     1,319,394               0             53,717             67,601

Social       2004       178,309          29,503             22,156             51,563
Awareness    2003       160,322               0             16,543             49,798
Fund         2002       215,414               0             20,710             47,311

             2004     2,785,747               0            269,513            491,278
Mid Cap      2003     1,497,711               0            138,120            308,02
Value Fund   2002     1,351,954               0            123,255            227,396

                     INVESTMENT                                          TRANSFER AGENCY
                   ADVISORY FEES      INVESTMENT       ADMINISTRATIVE     SERVICE FEES
                      PAID TO          ADVISORY       SERVICE FEES PAID     PAID TO
                    INVESTMENT      FEES WAIVED BY      TO INVESTMENT      INVESTMENT
   FUND      YEAR     MANAGER     INVESTMENT MANAGER      MANAGER           MANAGER
-----------  ----  -------------  ------------------  -----------------  ---------------
Small Cap    2004       229,756               0             30,162            156,009
Growth Fund  2003       176,598          41,993             19,303            133,811
             2002       232,134               0             22,428            117,623
Enhanced     2004       120,171          40,057             29,199             37,164
Index Fund   2003       102,732          14,198             28,493             30,519
             2002       150,978               0             25,794             21,718
Select 25    2004       188,718               0             24,666             69,208
Fund         2003       190,086               0             23,736             66,347
             2002       241,786               0             29,415             62,877
Large Cap    2004       262,722          43,011             25,529            119,966
Growth Fund  2003       189,339               0             18,791             44,343
             2002        90,357               0              9,630             14,300
Mid Cap      2004     1,567,094               0            190,989            467,142
Growth Fund  2003     1,031,797               0            126,910            337,371
             2002     1,690,930               0             55,552            120,212


SUB-ADVISERS

The Investment Manager has entered into a sub-advisory agreement with The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166, to provide investment advisory services to Large Cap Value Fund. Pursuant to this agreement, Dreyfus furnishes investment advisory services, supervises and arranges for the purchase and sale of securities on behalf of Large Cap Value Fund and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of the Fund's Board of Directors and the Investment Manager. For such services, the Investment Manager pays Dreyfus an annual fee equal to 0.25% of the average daily closing value of the net assets of Large Cap Value Fund, computed on a daily basis and paid monthly. Dreyfus has agreed to waive a portion of its annual fee in an amount equal to 0.10% of the average daily closing value of the net assets of Large Cap Value Fund for the period beginning January 2, 2002 and terminating on the date when the total amount of $2,750,000 has been waived but in no event earlier than December 31, 2006. Dreyfus has agreed to this waiver in connection with repayment of an amount due SBL under an agreement between SBL and Mellon Insurance Agency, Inc., an affiliate of Dreyfus.


Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon is a global financial services company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Founded in 1947, as of November 20, 2004, Dreyfus managed approximately
$161 billion in over 202 mutual fund portfolios.


The Investment Manager has entered into a sub-advisory agreement with Mainstream Investment Advisers, LLC ("Mainstream"), 101 West Spring Street, Suite 401, New Albany, Indiana 47150, to provide investment advisory services with regard to a portion of the total assets of the Alpha Opportunity Fund. Pursuant to this agreement, Mainstream furnishes investment advisory services, supervises and arranges for the purchase and sale of securities on behalf of a portion of the assets of the Alpha Opportunity Fund and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of the Fund's Board of Directors and the Investment Manager. For such services, the Investment Manager pays Mainstream an annual fee equal to 2.50% of that portion of the Alpha Opportunity Fund's assets managed by Mainstream. The sub-advisory fee will be adjusted upward or downward, depending on how that portion of Alpha Opportunity Fund's assets performed relative to the S&P 500 Index.

The pro rata adjustment upward or downward will be determined based upon the investment performance of that portion of Alpha Opportunity Fund's assets managed by Mainstream relative to the investment record of the S&P 500 Index. The amount of any upward adjustment in the Base Fee will be equal to 1.50% multiplied by the ratio of the number of percentage points by which the investment performance of the Alpha Opportunity Fund assets managed by Mainstream exceeds the investment record of the S&P 500 Index as compared to 30 percentage points.

For example, if the investment performance of that portion of Alpha Opportunity Fund's assets managed by Mainstream was 6.6% and the investment record of the S&P 500 Index was 0%, the ratio would be 6.6 to 30, or 22%, times 1.50%, for an upward adjustment of 0.33%. The amount of any downward adjustment in the Base Fee will be equal to 1.50% multiplied by the ratio of the number of percentage points by which the investment performance of that portion of Alpha Opportunity Fund's assets managed by Mainstream is less than the investment record of the S&P 500 Index as compared to 30 percentage points.

The maximum performance adjustment upward or downward is 1.50% annually. Depending on the performance of that portion of the Fund's assets managed by Mainstream, the Investment Manager may pay Mainstream a maximum of 4.00% or a minimum of 1.00% in annual sub-advisory fees.

During its first 12 months of operations, the Investment Manager paid Mainstream the base fee of 2.50% without any adjustment for performance. Performance adjustments began on August 1, 2004 based upon the performance during the 12 months ended July 1, 2004 of that portion of Alpha Opportunity Fund's assets managed by Mainstream. Thereafter, the Investment Manager will calculate the performance adjustment at the end of each calendar month based upon the investment performance of the assets managed by Mainstream during the twelve-month period ending on the last day of the prior month compared to the investment record of the S&P 500 Index during the same period.

The following table includes examples showing the fees that Mainstream would earn at various levels of performance of that portion of the Alpha Opportunity Fund that it manages and the S&P 500 Index:

    % POINT
   DIFFERENCE                                  TOTAL
BETWEEN PORTION      BASE                   SUB-ADVISORY
 OF ASSETS AND   SUB-ADVISORY  PERFORMANCE  FEE PAID TO
 S&P 500 INDEX        FEE      ADJUSTMENT    MAINSTREAM
---------------  ------------  -----------  ------------
      +30            2.50%        +1.50%         4.00%
      +20            2.50%        +1.00%         3.50%
      +10            2.50%        +0.50%         3.00%
        0            2.50%         0.00%         2.50%
      -10            2.50%        -0.50%         2.00%
      -20            2.50%        -1.00%         1.50%
      -30            2.50%        -1.50%         1.00%

The Alpha Opportunity Fund's assets are reallocated between Mainstream and the Investment Manager on a monthly basis to an approximately equal allocation. This procedure ensures that the Investment Manager cannot make allocation decisions that favor the Investment Manager over Mainstream.


Mainstream is a limited liability company controlled by its members, William Jenkins and William Gernert. Mainstream, which focuses on providing advisory services to high net worth individuals and institutional investors, manages approximately $176 million in assets as of September 30, 2004. The Alpha Opportunity Fund is the first registered investment company managed (at least in part) by Mainstream.



The Investment Manager has entered into a sub-advisory agreement with OppenheimerFunds, Inc., Two World Financial Center, 255 Liberty Street, New York, NY 10281, to provide investment advisory services to the Global Fund. Pursuant to this agreement, Oppenheimer furnishes investment advisory, statistical and research facilities, supervises and arranges for the purchase and sale of securities on behalf of Global Fund and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of the Fund's Board of Directors and the Investment Manager. For such services, the Investment Manager pays Oppenheimer an annual fee equal to a percentage of the average daily closing value of the combined net assets of Global Fund and another Fund managed by the Investment Manager, SBL Fund, Series D, computed on a daily basis as follows: 0.35% of the combined average daily net assets up to $300 million, plus 0.30% of such assets over $300 million up to $750 million and 0.25% of such assets over $750 million.


Oppenheimer is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of OppenheimerFunds and controlled by Massachusetts Mutual Life Insurance Company. Oppenheimer has operated as an investment advisor since 1960. In addition, Oppenheimer and its subsidiaries and controlled affiliates managed more than $170 billion in assets as of December 31, 2004, including other Oppenheimer funds with more than 7 million shareholder accounts.



The Investment Manager has entered into a sub-advisory agreement with RS Investment Management, L.P., 388 Market Street, San Francisco, California 94111 to provide investment advisory services to the Small Cap Growth Fund. For such services, the Investment Manager pays RS Investments, an annual fee based on the combined average net assets of Small Cap Growth Fund and another fund managed by the Investment Manager, SBL Fund, Series X, for which the Investment Manager has engaged RS Investments to provide advisory services. The fee is equal to 0.55% of the combined average net assets of $100 million or less; 0.50% of the combined average net assets of more than $100 million but less than $400 million; and 0.45% of the combined average net assets of more than $400 million.


The Investment Manager has retained Northern Trust Investments, N.A. ("NTI"), 50 LaSalle Street, Chicago, Illinois 60675, to provide investment advisory services to Enhanced Index Fund. Pursuant to the agreement, NTI furnishes investment advisory, statistical and research facilities, supervises and arranges for the purchase and sale of securities on behalf of the Fund and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of the Fund's Board of Directors and the Investment Manager. For the services provided to Enhanced Index Fund, the Investment Manager pays NTI an annual fee equal to a percentage of the average daily closing value of the combined net assets of Enhanced Index Fund and another fund managed by the Investment Manager, SBL Fund, Series H, computed on a daily basis as follows: 0.20% of the combined average daily net assets of $100 million or less; and 0.15% of the combined average daily net assets of more than $100 million but less than $300 million; and 0.13% of the combined average daily net assets of more than $300 million.

NTI is a wholly-owned subsidiary of The Northern Trust Company ("Northern Trust") and primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. As of September 30, 2004, NTI had approximately $222 billion under management.

The Sub-Advisory Agreement with each respective Sub-Adviser has been approved by the Board of Directors with respect to each Fund. In determining whether it was appropriate to approve the Agreements, the Board of Directors requested information, provided by the Investment Manager, that it believed to be reasonably necessary to reach its conclusion. The Board of Directors carefully evaluated this information and was advised by legal counsel with respect to its deliberations. Based on its review of the information requested and provided, the Board of Directors determined that each of the Sub-Advisory Agreements is consistent with the best interests of each Fund to which it applies and its shareholders, and enables each Fund to receive high quality services at a cost that is appropriate, reasonable, and in the best interests of the Funds and their shareholders. The Board of Directors made these determinations on the basis of the following considerations, among others:

1. The fees payable to each Sub-Adviser under its respective Sub-Advisory Agreement are fair and reasonable in light of the services to be provided, the anticipated costs of these services, and the comparability of the proposed fee to fees paid by comparable mutual funds or other types of investment vehicles;

2. The nature, quality and extent of the investment advisory services expected to be provided by each Sub-Adviser;

3.    The investment performance of the Funds;

4. Comparison of each Fund's expense ratios and those of similarly situated mutual funds;

5. Any fall-out benefits, or indirect profits to each Sub-Adviser from its relationship to the Fund (i.e., soft dollars);

6. With regard to Alpha Opportunity Fund, the amount of the sub-advisory fee, including the performance fee component, assuming hypothetical investment performance of the Class A shares of Alpha Opportunity Fund that was 15% above, 15% below and the same as the investment record of the S&P 500 Index; and

7. The fairness and reasonableness of the sub-advisory fees payable with respect to the Alpha Opportunity Fund in light of the nature, quality and extent of the investment services expected to be provided by Mainstream, the active management style to be used with respect to the active management component of the Fund, the anticipated costs associated with providing these services, the unique nature of the investment being offered through a registered investment company, the comparability of the fees paid to fees paid by other pooled investment vehicles or accounts with comparable investment objectives and strategies, the historic performance of investment vehicles or accounts managed by Mainstream utilizing comparable investment strategies, the potential to achieve absolute positive returns during adverse market conditions while maintaining significant exposure to market upside potential, and Mainstream's willingness to align its economic interests via the performance adjustment with those of investors in the Fund.

Accordingly, in light of the above considerations and such other facts and information it considered relevant, the Board of Directors unanimously approved the Sub-Advisory Agreement between the Investment Manager and each respective Sub-Adviser.


During the fiscal years ended September 30, 2004, 2003, and 2002 the Funds paid the following amounts to the Sub-Advisers for their services:



                        SUB-ADVISORY   SUB-ADVISORY
                        FEES PAID TO  FEES WAIVED BY
      FUND        YEAR   SUB-ADVISER   SUB-ADVISER
----------------  ----  ------------  --------------
Large Cap Value   2004    $  98,886        $65,660
Fund              2003       78,612         47,265
                  2002       92,212         30,152
Alpha             2004      145,758              0
Opportunity Fund  2003       20,153              0
Global Fund       2004      375,423              0
                  2003      238,010              0
                  2002      286,175              0
Small Cap         2004      163,794              0
Growth Fund       2003      109,138              0
                  2002      117,345              0
Enhanced Index    2004       32,240              0
Fund              2003       47,542              0
                  2002       78,746              0


CODE OF ETHICS

The Funds, the Investment Manager and the Distributor each has adopted a written code of ethics (the "Code of Ethics") which governs the personal securities transactions of "access persons" of the Funds. Access persons may invest in securities, including securities that may be purchased or held by the Funds; provided that they obtain prior clearance before engaging in securities transactions, or engage only in transactions that do not exceed certain de minimis amounts as set forth in the Code of Ethics. Access persons include officers and directors of the Funds and Investment Manager and employees that participate in, or obtain information regarding, the purchase or sale of securities by the Funds or whose job relates to the making of any recommendations with respect to such purchases or sales. All access persons must report their personal securities transactions within ten days of the end of each calendar quarter.

Access persons will not be permitted to effect transactions in a security above certain de minimis amounts if it: (a) is being considered for purchase or sale by the Funds; or (b) is being purchased or sold by the Funds. Portfolio managers, research analysts and traders are also prohibited from purchasing or selling a security within seven calendar days before or after a Fund that he or she manages trades in that security (the "blackout period"). The exception for de minimis transactions is not available to such access persons during the blackout period. Any material violation of the Code of Ethics is reported to the Board of the Funds. The Board also reviews the administration of the Code of Ethics on an annual basis. In addition, each Sub-Adviser has adopted its own code of ethics to which the personal securities transactions of its portfolio managers and other access persons are subject. The Code of Ethics is on public file with the SEC and is available from the Commission.

PROXY VOTING

The Board of Directors of each Fund has delegated to the Investment Manager and each Sub-Adviser, with respect to the Funds that receive investment advice from a Sub-Adviser, the final authority and responsibility for voting proxies with respect to each Fund's underlying securities holdings.

With respect to the Funds that the Investment Manager advises without a Sub-Adviser, the Investment Manager has adopted proxy voting policies and procedures to govern the voting of proxies.

The Investment Manager's Proxy Voting Policies and Procedures are designed to ensure that proxies are voted in the best interests of the applicable Fund client.

The Investment Manager has adopted Proxy Voting Guidelines which it uses in voting specific proposals. However, the vote entered on a Fund's behalf with respect to a particular proposal may differ from the Proxy Voting Guidelines if it is determined to be in the best interest of the Fund. In addition, the manner in which specific proposals are to be voted may differ based on the type of Fund. For example, a specific proposal may be considered on a case-by-case basis for the Social Awareness Fund, while all other Funds may always vote in favor of the proposal. The Proxy Voting Guidelines cannot provide an exhaustive list of all the issues that may arise, nor can the Investment Manager anticipate all future situations. The Guidelines cover such agenda items as the election of directors, ratification of auditors, management and director compensation, anti-takeover mechanisms, mergers and corporate restructuring, and social and corporate policy issues.

The Investment Manager has delegated to an independent third party (the "Service Provider"), the responsibility to review proxy proposals and to vote proxies in a manner consistent with the Proxy Voting Guidelines. The Service Provider notifies the Investment Manager of all proxy proposals that do not fall within the Proxy Voting Guidelines (i.e., proposals which are either not addressed in the Proxy Voting Guidelines or proposals for which the Investment Manager has indicated that a decision will be made on a case-by-case basis) and the Investment Manager then directs the Service Provider how to vote on that particular proposal.

The Investment Manager may occasionally be subject to conflicts of interest in the voting of proxies. Accordingly it has adopted procedures to identify potential conflicts and to ensure that the vote made is in the best interest of the Fund and is not a result of the conflict.

Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the Fund's custodian bank. The Investment Manager may be unable to vote or may determine not to vote a proxy on behalf of one or more Funds. For example, the Investment Manager will generally abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to the Fund.

Pursuant to such procedures, the Investment Manager may resolve a conflict in a variety of ways, including the following: voting in accordance with its established voting guidelines; voting in accordance with the recommendation of an independent fiduciary appointed for that purpose; or abstaining. Ultimately, if the Investment Manager cannot resolve a conflict of interest, it will seek guidance from the board of directors of the relevant Fund.

With respect to the Large Cap Value Fund, its Sub-Adviser, Dreyfus, an affiliate of Mellon, participates in Mellon's Proxy Policy Committee ("MPPC"), and applies Mellon's proxy voting policies when voting proxies. To avoid material conflicts of interests, Dreyfus, through its participation in the MPPC applies detailed, predetermined written proxy voting guidelines (the "Voting Guidelines") in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, the MPPC engages a third party as an independent fiduciary to vote the proxies of the Fund. All proxies received by the Fund are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. Items that can be categorized under the Voting Guidelines are voted in accordance with any applicable guidelines or referred to the MPPC, if the applicable guidelines so require. Proposals that cannot be categorized under the Voting Guidelines are referred to the MPPC for discussion and vote. Additionally, the MPPC reviews proposals where it has identified a particular company, industry or issue for special scrutiny. When evaluating proposals, the MPPC recognizes that the management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, the MPPC generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals. The MPPC believes that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder vote. However, the MPPC generally opposes proposals designed to insulate an issuer's management unnecessarily from the wishes of a majority of shareholders. Accordingly, the MPPC generally votes in accordance with management on issues that the MPPC believes neither unduly limit the rights and privileges of shareholders nor adversely affect the value of the investment. On questions of social responsibility where economic performance does not appear to be an issue, the MPPC attempts to ensure that management reasonably responds to the social issues. In evaluating proposals regarding incentive plans and restricted stock plans, the MPPC typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the MPPC evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The MPPC generally votes against proposals that permit or are silent on the repricing or replacement of stock options without shareholder approval. The systematic application of the Voting Guidelines and the use of a third party voting service generally prevents conflicts of interest between Dreyfus and the Large Cap Value Fund from occurring. If, however, a conflict remained, Dreyfus would seek guidance from the board of the Fund.

With respect to the portion of the Alpha Opportunity Fund that it sub-advises, Mainstream has retained Investor Responsibility Research Center ("IRRC") to vote proxies. IRRC follows voting policies prescribed by Mainstream to ensure that proxies are voted in the best interests of the Fund's shareholders. Under Mainstream's guidelines, IRRC generally will vote in accordance with corporate management's recommendations on matters such as uncontested directors nominees unless the company has adopted a classified board structure, changing corporate names, approve financial statements and similar matters, and against management's recommendations on matters such as proposals which would reduce the rights or options of shareholders, reduce the value of shareholders' investments, poison pills or provisions requiring super-majority approval of mergers and other matters that are designed to limit the ability of shareholders to approve merger transactions. When a vote is required on a subject that is outside the prescribed guidelines, IRRC requests that Mainstream votes the proxy. Mainstream's research analyst, in conjunction with the portfolio manager of the portion of the Fund that Mainstream sub-advises, then decide how to best vote the proxy in the best interest of the Fund. If conflicts of interests are discovered, Mainstream may, after careful consideration, refrain from voting the proxies.

With respect to the Global Fund, Oppenheimer has established proxy voting guidelines and policies. The proxy voting guidelines include provisions to address conflicts of interest that may arise between the Global Fund and Oppenheimer or its affiliates. Oppenheimer generally votes with the recommendation of management on routine matters, including election of directors nominated by management and ratification of auditors, unless circumstances dictate otherwise. Oppenheimer generally opposes anti-takeover proposals and supports elimination of anti-takeover proposals, absent unusual circumstances. Oppenheimer supports shareholder proposals to reduce a super-majority vote requirement and Oppenheimer opposes management proposals to add a super-majority vote requirement. Oppenheimer opposes proposals to classify a board of directors. (Oppenheimer believes that a company that has a classified, or staggered, board is one in which directors are typically divided into three classes, with each class serving three-year terms; each class's reelection occurs in different years. In contrast, all directors of an annually elected board serve one-year terms and the entire board stands for election each year. Oppenheimer believes that classified boards inappropriately limit the ability of shareholders to effect change in a board's composition.) Oppenheimer supports proposals to eliminate cumulative voting. (Oppenheimer believes that cumulative voting permits a shareholder to cumulate all his or her votes for directors and apportion these votes among one, a few, or all of the directors on a multi-candidate slate, and Oppenheimer believes that cumulative voting promotes special interest candidates who may not represent the interests of all shareholders.) Oppenheimer opposes repricing of stock options. Oppenheimer generally considers executive compensation questions such as stock option plans and bonus plans to be ordinary business activity, and it analyzes stock option plans, paying particular attention to their dilutive effect. While Oppenheimer generally supports management proposals, it opposes compensation plans it considers to be excessive. To avoid conflicts of interests between Oppenheimer and the Global Fund, Oppenheimer has retained an unaffiliated third party proxy voting service as its agent to vote proxies in accordance with the guidelines discussed above. The guidelines also contain provisions to address conflicts of interests that nevertheless could remain. If a conflict remained, Oppenheimer would seek guidance from the board of the Global Fund.


With respect to the Small Cap Growth Fund, RS Investments also has retained IRRC to vote proxies for the account of the Fund. IRRC prepares analyses of most matters submitted to a shareholder vote. IRRC receives a daily electronic feed of the holdings of the Fund and monitors the holdings to ensure that all proxies are received and voted, and handles the administrative aspects of voting proxies. In addition, RS Investments' compliance department on a regular basis monitors matters presented for shareholder votes and tracks the voting of the proxies. RS Investments has adopted proxy voting guidelines that set forth how it plans to vote on specific matters presented for shareholder vote. The guiding principle by which RS Investments votes is to act in a manner consistent with the best interest of the Fund, without subrogating the Fund's interests to those of RS Investments. The voting guidelines are designed to ensure that material conflicts of interest on the part of RS Investments or its affiliates do not affect voting decisions on behalf of the Fund. In most cases, the voting guidelines state specifically whether proxies will be voted by RS Investments for or against a particular type of proposal. The indicated vote in the voting guidelines is the governing position on any matter specifically addressed by the voting guidelines. Because the voting guidelines have been pre-established, voting of proxies in accordance with the voting guidelines is intended to limit the possibility that any conflict of interest might motivate RS Investments' voting decision with respect to a proposal. However, RS Investments is permitted to override the voting guidelines (an "Override") with respect to a particular shareholder vote when it believes the Override to be in the Fund's best interest. In addition, there may be situations involving matters presented for shareholder vote that are not governed by the voting guidelines (any such vote being a "Special Vote"). In connection with any Override or Special Vote, a determination is made by RS Investments' chief compliance officer whether there is any material conflict of interest between RS Investments, on the one hand, and the relevant advisory clients, on the other, arising out of the provision of certain services or products by RS Investments to the company on whose behalf proxies are being solicited, personal shareholdings of RS Investments personnel in the company, or any other relevant material conflict of interest. Any such determination must be reviewed by the chief operating officer of RS Investments. Certain aspects of the administration of the voting policies are governed by a Proxy Policy Committee comprised of senior management personnel and compliance personnel at RS Investments. The Proxy Policy Committee oversees the proxy voting process generally and may be consulted in specific cases concerning the voting of Proxies.


With respect to the Enhanced Index Fund, NTI has adopted proxy voting policies and procedures (the "NTI Proxy Voting Policy") to govern the voting of proxies on behalf of Enhanced Index Fund. The NTI Proxy Voting Policy is designed to ensure that shares are voted in the best interests of the Fund and its shareholders. Absent special circumstances, NTI exercises proxy voting discretion on particular types of proposals in accordance with specific guidelines (the "NTI Proxy Guidelines") set forth in the NTI Proxy Voting Policy. The NTI Proxy Guidelines address, for example, proposals to classify the board of directors, to eliminate cumulative voting, to limit management's ability to alter the size of the board, to require shareholder ratification of poison pills, to require a supermajority shareholder vote for charter or bylaw amendments and mergers or other significant business combinations, to provide for director and officer indemnification and liability protection, to increase the number of authorized shares, to create or abolish preemptive rights, to approve executive and director compensation plans, to limit executive and director pay, to opt in or out of state takeover statutes and to approve mergers, acquisitions, corporate restructuring, spin-offs, assets sales or liquidations.

NTI has delegated responsibility for the content, interpretation and application of the NTI Proxy Guidelines to the "NTI Proxy Committee" comprised of senior investment and compliance officers from NTI and its affiliates. NTI has delegated to an independent third party voting service (the "Service Form") the responsibility to review proxy proposals and to make voting recommendations to the NTI Proxy Committee in a manner consistent with the NTI Proxy Guidelines. The NTI Proxy Committee may apply these NTI Proxy Guidelines with a measure of flexibility. Accordingly, except as otherwise provided in the NTI Proxy Voting Policy, the NTI Proxy Committee may vote proxies contrary to the recommendations of the Service Form if it determines that such action is in the best interests of the Fund. In exercising its discretion, the NTI Proxy Committee may take into account a variety of factors relating to the matter under consideration, the nature of the proposal and the company involved. As a result, the NTI Proxy Committee may vote in one manner in the case of one company and in a different manner in the case of another where, for example, the past history of the company, the character and integrity of its management, the role of outside directors, and the company's record of producing performance for investors justifies a high degree of confidence in the company and the effect of the proposal on the value of the investment. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead the NTI Proxy Committee to conclude that particular proposals present unacceptable investment risks and should not be supported. The NTI Proxy Committee also evaluates proposals in context. A particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package, such as where the effect may be to entrench management. Special circumstances may also justify casting different votes for different clients with respect to the same proxy vote. The NTI Proxy Committee documents the rationale for any proxy voted contrary to the recommendation of ISS.

NTI may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships with persons having an interest in the outcome of certain votes. For example, NTI or its affiliates may provide trust, custody, investment management, brokerage, underwriting, banking and related services to accounts owned or controlled by companies whose management is soliciting proxies. Occasionally, NTI or its affiliates may also have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. NTI may also be required to vote proxies for securities issued by Northern Trust or its affiliates or on matters in which NTI has a direct financial interest. NTI seeks to address such conflicts of interest through various measures, including the establishment, composition and authority of the NTI Proxy Committee and the retention of the Service Firm to perform proxy review and vote recommendation functions. The NTI Proxy Committee has the responsibility of determining whether a proxy vote involves a potential conflict of interest and how the conflict should be addressed in conformance with the Proxy Voting Policy. The NTI Proxy Committee may resolve such conflicts in any of a variety of ways, including the following: voting in accordance with the vote recommendation of the Service Firm; voting in accordance with the recommendation of an independent fiduciary appointed for that purpose; voting pursuant to client direction; or by voting pursuant to a "mirror voting" arrangement under which shares are voted in the same manner and proportion as shares over which NTI does not have voting discretion. The method selected by the NTI Proxy Committee may vary depending upon the facts and circumstances of each situation.

NTI may choose not to vote proxies in certain situations or for certain clients. This may occur, for example, in situations where the exercise of voting rights could restrict the ability to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as "blocking markets").

The Funds will be required to file new SEC Form N-PX, with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. Once filed, the Form will be available without charge: (1) from the Funds, upon request by calling 1-800-888-2461; and (2) on the SEC's website at www.sec.gov.

DISTRIBUTOR


Security Distributors, Inc. (the "Distributor"), a Kansas corporation and wholly-owned subsidiary of Security Benefit Corporation, serves as the principal underwriter for shares of the Security Equity, Large Cap Value and Mid Cap Growth Funds pursuant to

Distribution Agreements with the Funds. The Distributor acts in such capacity on a best-efforts basis and offers shares of the Funds on a continuous basis. The Distributor also acts as principal underwriter for Security Income Fund, Security Municipal Bond Fund and SBL Fund.

The Distributor receives a maximum commission on sales of Class A shares of 5.75% and allows a maximum discount of 5% from the offering price to authorized dealers on the Fund shares sold. The discount is the same for all dealers, but the Distributor at its discretion may increase the discount for specific periods. Sales-persons employed by dealers may also be licensed to sell insurance with SBL.

For the fiscal years ended September 30, 2002, 2003 and 2004, the Distributor
(i) received gross underwriting commissions on Class A shares, (ii) retained net underwriting commissions on Class A shares, and (iii) received contingent deferred sales charges on redemptions of Class B and Class C shares in the amounts set forth in the tables below.


                         GROSS UNDERWRITING COMMISSIONS
                         -------------------------------
                           2002       2003        2004
                         ---------  ---------    -------
Large Cap Value Fund     $  23,287  $  27,008    $28,912
Alpha Opportunity Fund         N/A      1,289(1)   7,998
Equity Fund                460,957    317,712    300,791
Global Fund                 21,338     34,085     70,684
Social Awareness Fund       36,272     16,738     21,846
Mid Cap Value Fund         238,897    130,183    286,463
Small Cap Growth Fund       27,273     20,831     41,925
Enhanced Index Fund         17,379     23,421     22,055
Select 25 Fund              41,542     27,221     25,189
Large Cap Growth Fund        5,503      8,078     13,514
Mid Cap Growth Fund        107,724     82,044    156,634


1 For the period July 7, 2003 (date of inception) to September 30, 2003.


                           NET UNDERWRITING COMMISSIONS
                         --------------------------------
                            2002       2003        2004
                         ----------  --------    --------
Large Cap Value Fund     $      521  $  3,049    $ 10,942
Alpha Opportunity Fund          N/A       412(1)    5,979
Equity Fund                  15,021    (6,968)    (15,557)
Global Fund                 (28,401)   10,823     (68,434)
Social Awareness Fund         5,459     2,823       7,142
Mid Cap Value Fund           63,968    21,653      28,320
Small Cap Growth Fund         4,500     3,665      15,019
Enhanced Index Fund           2,686     2,604       2,962
Select 25 Fund                5,893     3,519       4,955
Large Cap Growth Fund           769     2,043     (32,086)
Mid Cap Growth Fund          (4,899)    9,377     (43,298)


1 For the period July 7, 2003 (date of inception) to September 30, 2003.


                           COMPENSATION ON REDEMPTIONS
                         ----------  --------  ---------
                            2002       2003        2004
                         ----------  --------    ---------
Large Cap Value Fund     $    7,959  $  9,519    $  14,882
Alpha Opportunity Fund          N/A         0(1)        94
Equity Fund                 167,598    83,719      106,676
Global Fund                  31,750    19,937       34,626
Social Awareness Fund        25,973    16,891        8,380
Mid Cap Value Fund           93,773    87,924       98,361
Small Cap Growth Fund        11,802     9,067       10,165
Enhanced Index Fund          11,542     8,011        7,342
Select 25 Fund               39,195    17,352       18,418
Large Cap Growth Fund        10,790     4,636        6,974
Mid Cap Growth Fund          67,207    40,108       68,644


1 For the period July 7, 2003 (date of inception) to September 30, 2003.

The Distributor, on behalf of the Funds, may act as a broker in the purchase and sale of securities, provided that any such transactions and any commissions shall comply with requirements of the 1940 Act and all rules and regulations of the SEC. The Distributor has not acted as a broker, and thus received no brokerage commissions.

Each Fund's Distribution Agreement is renewable annually either by its Board of Directors or by the vote of a majority of the Fund's outstanding securities, and, in either event, by a majority of the board who are not parties to the contract or interested persons of any such party. The contract may be terminated by either party upon 60 days' written notice.

ALLOCATION OF PORTFOLIO BROKERAGE

Transactions in portfolio securities shall be effected in such manner as deemed to be in the best interests of the respective Funds. In reaching a judgment relative to the qualifications of a broker-dealer ("broker") to obtain the best execution of a particular transaction, all relevant factors and circumstances will be taken into account by the Investment Manager or relevant Sub-Adviser, including the overall reasonableness of commissions paid to a broker, the firm's general execution and operational capabilities, its responsiveness (which may include such things as the broker's willingness to commit capital and whether the broker's representatives are accommodating), and its reliability and financial condition. Subject to the foregoing considerations, the execution of portfolio transactions may be directed to brokers who furnish investment information or research services to the Investment Manager or relevant Sub-Adviser. Such investment information and research services include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities and purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and performance of accounts. Such investment information and research services may be furnished by brokers in many ways, including: (1) on-line data base systems, the equipment for which is provided by the broker, that enable the Investment Manager to have real-time access to market information, including quotations;
(2) economic research services, such as publications, chart services and advice from economists concerning macroeconomic information; and (3) analytical investment information concerning particular corporations.

In some cases, the computer and other equipment furnished by the broker may have additional uses that are not related to the investment services and research information. In such cases, the Investment Manager or Sub-Adviser must allocate the value of the computer and other equipment into research and non-research categories. Since that portion allocable to research can be paid from Fund brokerage commissions rather than being paid by the Investment Manager or Sub-Adviser, the Investment Manager or Sub-Adviser will have a conflict of interest in making the allocation. Finally, the investment services or research information provided to the Investment Manager or Sub-Adviser may be produced by parties other than the broker effecting the portfolio transaction.

If a transaction is directed to a broker supplying investment services or research information, the transaction charges (i.e., a commission or a charge that is deemed to be the equivalent of a commission) paid for such transaction may be in excess of the transaction charges another broker would have charged for effecting that transaction provided that the Investment Manager or relevant Sub-Adviser shall have determined in good faith that the transaction charges are reasonable in relation to the value of the investment information or the research services provided, viewed in terms of either that particular transaction or the overall responsibilities of the Investment Manager or relevant Sub-Adviser with respect to all accounts as to which it exercises investment discretion. The Investment Manager or relevant Sub-Adviser may use all, none, or some of such information and services in providing investment advisory services to each of the mutual funds under its management, including the Funds. Portfolio transactions, may also be placed with the Distributor or with a Sub-Adviser's affiliated broker (including transactions in which the security is being underwritten by an affiliated broker) to the extent and in the manner permitted by applicable law.

The Funds may also buy securities from, or sell securities to, dealers acting as principals or market makers. Except as noted below, the Investment Manager generally will not purchase investment information or research services in connection with such principal transactions. The Investment Manager and relevant Sub-Adviser, however, may purchase investment information or research services in connection with riskless principal transactions that are reported pursuant to certain NASD rules that ensure transparency as to security price and transaction charges, or in connection with transactions in other markets having regulations that ensure comparable transparency of security prices and charges. In addition, the Investment Manager and relevant Sub-Adviser may purchase investment information or research services in connection with investments in underwritten fixed price offerings consistent with the so-called "Papilsky" rules of the NASD.

Securities held by the Funds may also be held by other investment advisory clients of the Investment Manager and/or relevant Sub-Adviser, including other investment companies. In addition, SBL, may also hold some of the same securities as the Funds. When selecting securities for purchase or sale for a Fund, the Investment Manager and/or relevant Sub-Adviser may at the same time be purchasing or selling the same securities for one or more of such other accounts. Subject to the Investment Manager's obligation to seek best execution, such purchases or sales may be executed simultaneously or "bunched." It is the policy of the Investment Manager not to favor one account over the other. Any purchase or sale orders executed simultaneously (which may also include orders from SBL) are allocated at the average price and as nearly as practicable on a pro rata basis (transaction costs will also be shared on a pro rata basis) in proportion to the amounts desired to be purchased or sold by each account. In those instances where it is not practical to allocate purchase or sale orders on a pro rata basis, then the allocation will be made on a rotating or other equitable basis. While it is conceivable that in certain instances this procedure could adversely affect the price or number of shares involved in the Fund's transaction, it is believed that the procedure generally contributes to better overall execution of the Fund's portfolio transactions. With respect to the allocation of initial public offerings ("IPO's"), the Investment Manager may determine not to purchase such offerings for certain of its clients (including investment company clients) due to the limited number of shares typically available to the Investment Manager in an IPO.

The following table sets forth the brokerage fees paid by the Funds during the last three fiscal years and certain other information:


                                                                                 FUND TRANSACTIONS DIRECTED
                                                                                 TO AND COMMISSIONS PAID TO
                                                                                  BROKER-DEALERS WHO ALSO
                                                            FUND BROKERAGE         PERFORMED SERVICES
                                       FUND TOTAL          COMMISSIONS PAID TO   --------------------------
                                        BROKERAGE        SECURITY DISTRIBUTORS,                  BROKERAGE
            FUND               YEAR  COMMISSIONS PAID    INC., THE  UNDERWRITER  TRANSACTIONS   COMMISSIONS
-----------------------------  ----  ----------------    ----------------------  -------------  -----------
Security Large Cap Value Fund  2004         $169,064                 $0          $  11,996,706    $  17,702
                               2003          160,061                  0                      0            0
                               2002           57,818                  0              2,973,806        4,395
Security Equity Fund  -        2004          208,024                  0             28,107,347       42,439
Alpha Opportunity Fund         2003           37,094(1)               0                      0            0

Security Equity Fund  -        2004          484,396                  0             96,279,367      142,735
Equity Fund                    2003          788,634                  0            200,195,183      308,120
                               2002          729,778                  0            138,735,540      307,170
Security Equity Fund  -        2004          135,109                  0              2,306,288        2,936
Global Fund                    2003          155,122                  0             17,492,348       44,752
                               2002          128,325                                   722,153        3,866
Security Equity Fund  -        2004           14,869                  0              4,046,692        6,368
Social Awareness Fund          2003           17,148                  0              4,446,586        6,781
                               2002            5,583                  0                468,955          454


                                                                                FUND TRANSACTIONS DIRECTED
                                                                                TO AND COMMISSIONS PAID TO
                                                                                 BROKER-DEALERS WHO ALSO
                                                          FUND BROKERAGE          PERFORMED SERVICES
                                       FUND TOTAL        COMMISSIONS PAID TO    --------------------------
                                        BROKERAGE      SECURITY DISTRIBUTORS,                  BROKERAGE
            FUND               YEAR  COMMISSIONS PAID  INC., THE  UNDERWRITER   TRANSACTIONS  COMMISSIONS
-----------------------------  ----  ----------------  ----------------------   ------------  ------------
Security Equity Fund  -        2004          787,819                0            61,747,913       167,993
Mid Cap Value Fund             2003          484,070                0            22,914,432        69,762
                               2002          438,263                0            27,807,722        74,165
Security Equity Fund  -        2004          248,741                0             3,947,394        11,544
Small Cap Growth Fund          2003          251,827                0                     0             0
                               2002          206,015                0            10,170,610         5,416
Security Equity Fund -         2004           19,378                0                     0             0
Enhanced Index Fund            2003           19,732                0                     0             0
                               2002           22,658                0                     0             0
Security Equity Fund -         2004           55,769                0             4,770,292        10,500
Select 25 Fund                 2003           35,860                0             7,536,781        12,315
                               2002           28,991                0             3,700,286         4,908
Security Equity Fund - Large   2004           38,222                0            15,762,090        18,385
Cap Growth Fund                2003           41,420                0            18,126,357        28,026
                               2002           18,399                0             7,713,514        12,977
Security Mid Cap Growth Fund   2004          531,527                0            41,276,836       131,093
                               2003          476,077                0            25,336,357        84,058
                               2002          478,803                0            42,979,292       145,323


1 For the period July 7, 2003 (date of inception) to September 30, 2003.

HOW NET ASSET
VALUE IS DETERMINED

The per share NAV of each Fund is determined by dividing the total value of its securities and other assets, less liabilities, by the total number of shares outstanding. The public offering price for each Fund is its NAV per share plus, in the case of Class A shares, the applicable sales charge. The NAV and offering price are computed once daily as of the close of regular trading hours on the NYSE (normally 3:00 p.m. Central time) on each day the Exchange is open for trading, which is Monday through Friday, except for the following dates when the exchange is closed in observance of federal holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The offering price determined at the close of business on the NYSE on each day on which the Exchange is open will be applicable to all orders for the purchase of Fund shares received and accepted by the dealer prior to such close of business and transmitted to the Funds prior to the close of their business day (normally 5:00 p.m. Central time unless the NYSE closes early). Orders received and accepted by the dealer after the close of business of the NYSE or on a day when the NYSE is closed will be filled on the basis of the offering price determined as of the close of business of the NYSE on the next day on which the NYSE is open. It is the responsibility of the dealer to promptly transmit orders to the Funds and to conform to the policies set forth above.

In determining NAV, securities listed or traded on a national securities exchange are valued on the basis of the last sale price. Fund securities listed on the NASDAQ Stock Market, Inc. ("Nasdaq") will be valued at the Nasdaq official Closing Price, which may not necessarily represent the last sale price. If there are no sales on a particular day, then the securities shall be valued at the last bid price. All other securities for which market quotations are available are valued on the basis of the last current bid price. If there is no bid price, or if the bid price is deemed to be unsatisfactory by the Board of Directors or the Investment Manager, then the securities shall be valued in good faith by such method as the Board of Directors determines will reflect their fair market value.

In addition, if between the time trading ends on a particular security and the close of trading on the NYSE, events occur that materially affect the value of the security, the Funds may value the security at its fair value as determined in good faith by the Investment Manager under procedures approved by the Board of Directors. In such a case, the Fund's NAV will be subject to the judgment of the Investment Manager rather than being determined by the market.

Because the expenses of distribution are borne by Class A shares through a front-end sales charge and by Class B and Class C shares through an ongoing distribution fee, the expenses attributable to each class of shares will differ, resulting in different NAVs. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the distribution fee charged to Class B and Class C shares. It is expected, however, that the NAV per share will tend to converge immediately after the payment of dividends which will differ in amount for Class A, B and C shares by approximately the amount of the different distribution expenses attributable to Class A, B and C shares.

HOW TO REDEEM SHARES

Shareholders may turn in their shares directly to the Investment Manager for redemption at NAV (which may be more or less than the investor's cost, depending upon the market value of the portfolio securities at the time of redemption). The redemption price in cash will be the NAV next determined after the time when such shares are tendered for redemption less any applicable contingent deferred sales charge and in the case of Global Fund Class A shares, any applicable redemption charge.

Shares will be redeemed on request of the shareholder in proper order to the Investment Manager, which serves as the Funds' transfer agent. A request is made in proper order by submitting the following items to the Investment Manager: (1) a written request for redemption signed by all registered owners exactly as the account is registered, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed; (2) a guarantee of all signatures on the written request or on the share certificate or accompanying stock power; (3) any share certificates issued for any of the shares to be redeemed; and (4) any additional documents which may be required by the Investment Manager for redemption by corporations or other organizations, executors, administrators, trustees, custodians or the like. Transfers of shares are subject to the same requirements. A signature guarantee is not required for redemptions of $25,000 or less, requested by and payable to all shareholders of record for an account, to be sent to the address of record. The signature guarantee must be provided by an eligible guarantor institution, such as a bank, broker, credit union, national securities exchange or savings association. The Investment Manager reserves the right to reject any signature guarantee pursuant to its written procedures which may be revised in the future. To avoid delay in redemption or transfer, shareholders having questions should contact the Investment Manager.

The Articles of Incorporation of Security Equity Fund provide that the Board of Directors, without the vote or consent of the shareholders, may adopt a plan to redeem at NAV all shares in any shareholder account in which there has been no investment (other than the reinvestment of income dividends or capital gains distributions) for the last six months and in which there are fewer than 25 shares or such fewer number of shares as may be specified by the Board of Directors. Any plan of involuntary redemption adopted by the Board of Directors shall provide that the plan is in the economic best interests of the Fund or is necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. Such plan shall further provide that prior notice of at least six months shall be given to a shareholder before involuntary redemption, and that the shareholder will have at least six months from the date of the notice to avoid redemption by increasing his or her account to at least the minimum number of shares established in the Articles of

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

Incorporation, or such fewer shares as are specified in the plan.

When investing in the Funds, shareholders are required to furnish their tax identification number and to state whether or not they are subject to withholding for prior underreporting, certified under penalties of perjury as prescribed by the Internal Revenue Code. To the extent permitted by law, the redemption proceeds of shareholders who fail to furnish this information will be reduced by $50 to reimburse for the IRS penalty imposed for failure to report the tax identification number on information reports.

Payment in cash of the amount due on redemption, less any applicable deferred sales charge and/or redemption charge, for shares redeemed will be made within seven days after tender, except that the Funds may suspend the right of redemption during any period when trading on the NYSE is restricted or such Exchange is closed for other than weekends or holidays, or any emergency is deemed to exist by the SEC. When a redemption request is received, the redemption proceeds are deposited into a redemption account established by the Distributor and the Distributor sends a check in the amount of redemption proceeds to the shareholder. The Distributor earns interest on the amounts maintained in the redemption account. Conversely, the Distributor causes payments to be made to the Funds in the case of orders for purchase of Fund shares before it actually receives federal funds.

In addition to the foregoing redemption procedure, the Funds repurchase shares from brokers at the price determined as of the close of business on the day such offer is confirmed. The Distributor has been authorized, as agent, to make such repurchases for the Funds' account. Dealers may charge a commission on the repurchase of shares.

The repurchase or redemption of shares held in a tax-qualified retirement plan must be effected through the trustee of the plan and may result in adverse tax consequences. (See "Retirement Plans.")

At various times the Funds may be requested to redeem shares for which they have not yet received good payment. Accordingly, the Funds may delay the mailing of a redemption check until such time as they have assured themselves that good payment (e.g., cash or certified check on a U.S. bank) has been collected for the purchase of such shares.

The Funds intend to pay redemption proceeds in cash. However, under unusual conditions that make payment in cash unwise (and for the protection of the remaining shareholders of the Funds), the Funds reserve the right to pay all, or part, of the redemption proceeds in liquid securities with a market value equal to the redemption price ("redemption in kind"). In the event a shareholder were to receive a redemption in kind of portfolio securities of the Funds, it would be the responsibility of the shareholder to dispose of the securities. The shareholder would be at risk that the value of the securities would decline prior to their sale, that it would be difficult to sell the securities, and that brokerage fees could be incurred.

TELEPHONE REDEMPTIONS -- A shareholder may redeem uncertificated shares in amounts up to $25,000 by telephone request, provided the shareholder has completed the Telephone Redemption section of the application or a Telephone Redemption form which may be obtained from the Investment Manager. The proceeds of a telephone redemption will be sent to the shareholder at his or her address as set forth in the application or in a subsequent written authorization with a signature guarantee. Once authorization has been received by the Investment Manager, a shareholder may redeem shares by calling the Funds at (800) 888-2461, on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central time. Redemption requests received by telephone after the close of the NYSE (normally 3:00 p.m. Central time) will be treated as if received on the next business day. Telephone redemptions are not accepted for IRA and 403(b)(7) accounts. A shareholder who authorizes telephone redemptions authorizes the Investment Manager to act upon the instructions of any person identifying themselves as the owner of the account or the owner's

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

broker. The Investment Manager has established procedures to confirm that instructions communicated by telephone are genuine and may be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The Investment Manager's procedures require that any person requesting a redemption by telephone provide the account registration and number, the owner's tax identification number, and the dollar amount or number of shares to be redeemed, and such instructions must be received on a recorded line. Neither the Fund, the Investment Manager, nor the Distributor will be liable for any loss, liability, cost or expense arising out of any redemption request provided that the Investment Manager complied with its procedures. Thus, a shareholder who authorizes telephone redemptions may bear the risk of loss from a fraudulent or unauthorized request. The telephone redemption privilege may be changed or discontinued at any time by the Investment Manager or the Funds.

During periods of severe market or economic conditions, telephone redemptions may be difficult to implement and shareholders should make redemptions by mail as described under "How to Redeem Shares."

REDEMPTION/EXCHANGE CHARGE - GLOBAL FUND - The activities of investors who engage in frequent, short-term trading of the Fund's shares may be detrimental to shareholders. As the Global Fund is particularly vulnerable to the activities of such investors, a redemption charge of 2% will be charged with respect to any Class A shares of the Global Fund redeemed or exchanged 30 days or less after the date they were acquired. This charge does not apply to (1) shares held in retirement plans purchased from the Investment Manager or an affiliate or that are administered by the Investment Manager or an affiliate, such as 401(k), 403(b), 457, Keogh, SIMPLE IRA, SEP-IRA and money purchase pension accounts, (2) shares purchased through the reinvestment of dividends or capital gains distributions, or (3) redemptions in an amount less than $10,000.

For convenience, the redemption charge is referred to as a charge, but the overall arrangement in fact calls for payment in exchange for shares at 98% of net asset value. It thus is more accurately characterized as a reduced price for your shares than as a fee or charge.

The tax consequences of the redemption charge are not entirely clear. Although there is some authority to the effect that a fund would recognize taxable income in such circumstances, there is also authority, which the Global Fund intends to follow, that a fund does not recognize income. It is possible that the Internal Revenue Service or other taxing authorities might successfully contest the Global Fund's tax treatment of this arrangement on this basis or for other reasons.

HOW TO EXCHANGE SHARES

Shareholders of the Funds may exchange their shares for shares of another of the Funds or for shares of certain other mutual funds, including Security Diversified Income, High Yield, and Municipal Bond Funds. Shareholders who hold their shares in a tax-qualified retirement plan may also exchange shares of the Funds for shares of Security Capital Preservation Fund, but may not exchange into Security Municipal Bond Fund. Shareholders may also exchange their shares of the Funds for shares of Security Cash Fund, provided that exchanges to Security Cash Fund are not available to shareholders who have purchased through the following custodial accounts of the Investment Manager: 403(b)(7) accounts, SEP accounts and SIMPLE plans. Exchanges may be made only in those states where shares of the fund into which an exchange is to be made are available for sale.

Class A, Class B and Class C shares of the Funds may be exchanged for Class A, Class B and Class C shares, respectively, of another of the available funds or for shares of Security Cash Fund, a money market fund that offers a single class of shares. No exchanges of Class C shares are allowed with a Fund that does not offer such Class of shares, except that a shareholder may exchange Class C shares

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

for shares of Security Cash Fund. Any contingent deferred sales charge applicable to such Class A, Class B or Class C shares will be imposed upon redemption and calculated from the date of the initial purchase without regard to the time such shares were held in Security Cash Fund. Such transactions generally have the same tax consequences as ordinary sales and purchases. No service fee is presently imposed on such an exchange; however, any applicable redemption charge will be imposed on an exchange of Global Fund Class A shares held for 30 days or less. They are not tax-free exchanges.

Exchanges are made promptly upon receipt of a properly completed Exchange Authorization form and (if issued) share certificates in good order for transfer. If the shareholder is a corporation, partnership, agent, fiduciary or surviving joint owner, additional documentation of a customary nature, such as a stock power and guaranteed signature, will be required. (See "How to Redeem Shares.")

The exchange privilege is not intended as a vehicle for short-term or excessive trading. At the discretion of the management of the Funds upon notice to shareholders, this privilege may be changed or discontinued at any time.

Before exchanging your shares for shares of another mutual fund that is distributed by the Distributor and offered through another prospectus, you should request the prospectus of the mutual fund into which you are contemplating exchanging your shares and review it carefully, as the other mutual fund may be subject to fees, charges or expenses that are different from the shares that you are exchanging.

EXCHANGE BY TELEPHONE - To exchange shares by telephone, a shareholder must have completed either the Telephone Exchange section of the application or a Electronic Exchange Authorization form which may be obtained from the Investment Manager. Authorization must be on file with the Investment Manager before exchanges may be made by telephone. Once authorization has been received by the Investment Manager, a shareholder may exchange shares by telephone by calling the Funds at (800) 888-2461, on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central time. Exchange requests received after the close of the NYSE (normally 3:00 p.m. Central time) will be treated as if received on the next business day. Shares which are held in certificate form may not be exchanged by telephone.

The telephone exchange privilege is only permitted between accounts with identical registrations. The Investment Manager has established procedures to confirm that instructions communicated by telephone are genuine and may be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The Investment Manager's procedures require that any person requesting an exchange by telephone provide the account registration and number, the tax identification number, the dollar amount or number of shares to be exchanged, and the names of the Security Funds from which and into which the exchange is to be made, and such instructions must be received on a recorded line. Neither the Funds, the Investment Manager nor the Distributor will be liable for any loss, liability, cost or expense arising out of any request, including any fraudulent request provided the Investment Manager complied with its procedures. Thus, a shareholder who authorizes telephone exchanges may bear the risk of loss in the event of a fraudulent or unauthorized request. This telephone exchange privilege may be changed or discontinued at any time at the discretion of the management of the Funds. In particular, the Funds may set limits on the amount and frequency of such exchanges, in general or as to any individual who abuses such privilege.

DIVIDENDS AND TAXES

It is each Fund's policy to pay dividends from net investment income as from time to time declared by the Board of Directors, and to distribute realized capital gains (if any) in excess of any capital losses and capital loss carryovers, at least once a year. Because Class A shares of the Funds bear most of the costs of distribution of such shares through payment of a front-end sales charge, while Class B and Class C

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

shares of the Funds bear such costs through a higher distribution fee, expenses attributable to Class B and Class C shares, generally, will be higher and as a result, income distributions paid by the Funds with respect to Class B and Class C shares generally will be lower than those paid with respect to Class A shares. Because the value of a share is based directly on the amount of the net assets rather than on the principle of supply and demand, any distribution of capital gains or payment of an income dividend will result in a decrease in the value of a share equal to the amount paid. All such dividends and distributions are automatically reinvested on the payable date in shares of the Funds at NAV as of the record date (reduced by an amount equal to the amount of the dividend or distribution), unless the Investment Manager is previously notified in writing by the shareholder that such dividends or distributions are to be received in cash. A shareholder may request that such dividends or distributions be directly deposited to the shareholder's bank account. A shareholder who elected not to reinvest dividends or distributions paid with respect to Class A shares may, at any time within 30 days after the payment date, reinvest a dividend check without imposition of a sales charge.

The following summarizes certain federal income tax considerations generally affecting the Funds and their shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here is not intended as a substitute for careful tax planning. The discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

For federal income tax purposes, dividends paid by the Funds from net investment income may qualify for the corporate stockholder's dividends received deduction to the extent the relevant Fund designates the amount distributed as a qualified dividend. The aggregate amount designated as a qualified dividend by a Fund cannot exceed the aggregate amount of dividends received by such Fund from domestic corporations for the taxable year. The corporate dividends received deduction will be limited if the shares with respect to which the dividends are received are treated as debt-financed or are deemed to have been held less than 46 days. In addition, a corporate stockholder must hold Fund shares for at least 46 days to be eligible to claim the dividends received deduction. All dividends from net investment income, together with distributions of any realized net short-term capital gains, whether paid direct to the shareholder or reinvested in shares of the Funds, are taxable as ordinary income.

The excess of net long-term capital gains over short-term capital losses realized and distributed by the Funds or reinvested in Fund shares will generally be taxable to shareholders as long-term gain. Net capital gains from assets held for one year or less will be taxed as ordinary income. Distributions will be subject to these capital gains rates regardless of how long a shareholder has held Fund shares. Advice as to the tax status of each year's dividends and distributions will be mailed annually. A purchase of shares shortly before payment of a dividend or distribution is disadvantageous because the dividend or distribution to the purchaser has the effect of reducing the per share NAV of the shares by the amount of the dividends or distributions. In addition, all or a portion of such dividends or distributions (although in effect a return of capital) may be taxable.


Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on certain qualifying dividend income. The rate reductions do not apply to corporate taxpayers or to foreign shareholders. Each Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from income derived from interest on bonds and other debt instruments will not generally qualify for the lower rates. Further, because many companies in which Funds invest do not pay significant dividends on their stock, the Funds may not derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends.


Each Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Code. To qualify as a regulated investment company, each Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies ("Qualifying Income Test"); (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers which the Fund controls (as that term is defined in the relevant provisions of the Code) and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses; and (iii) distribute at least 90% of the sum of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of any net long-term capital losses) and its net tax-exempt interest each taxable year.

The Treasury Department is authorized to promulgate regulations under which foreign currency gains would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities (or options and futures with respect to securities). To date, no such regulations have been issued.

Certain requirements relating to the qualification of a Fund as a regulated investment company may limit the extent to which a Fund will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities transactions. In addition, if a Fund were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Fund's ability to qualify as a regulated investment company might be affected.

A Fund qualifying as a regulated investment company generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the net short-term capital losses), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and any net capital gains.

Generally, regulated investment companies, like the Fund, must distribute amounts on a timely basis in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. Generally, to avoid the tax, a regulated investment company must distribute during each calendar year, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month period ending on October 31 of the calendar year, and
(iii) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution is treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions are taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If, as a result of exchange controls or other foreign laws or restrictions regarding repatriation of capital, a Fund was unable to distribute an amount equal to substantially all of its investment company taxable income (as determined for U.S. tax purposes) within applicable time periods, the Fund would not qualify for the favorable federal income tax treatment afforded regulated investment companies, or, even if it did so qualify, it might become liable for federal taxes on undistributed income. In addition, the ability of a Fund to obtain timely and accurate information relating to its investments is a significant factor in complying with the requirements applicable to regulated investment companies in making tax-related computations. Thus, if a Fund were unable to obtain accurate information on a timely basis, it might be unable to qualify as a regulated investment company, or its tax computations might be subject to revisions (which could result in the imposition of taxes, interest and penalties).

Generally, gain or loss realized upon the sale or redemption of shares (including the exchange of shares for shares of another fund) will be capital gain or loss if the shares are capital assets in the shareholder's hands, and will be taxable to shareholders as long-term capital gains if the shares had been held for more than one year at the time of sale or redemption. Net capital gains on shares held for less than one year will be taxable to shareholders as ordinary income. Investors should be aware that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to the shareholder with respect to such shares. In addition, any loss realized on a sale or exchange of shares will be disallowed to the extent the shares disposed of are replaced within a period of 61 days, beginning 30 days before and ending 30 days after the date the shares are disposed of, such as pursuant to the reinvestment of dividends. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under certain circumstances, the sales charge incurred in acquiring Class A shares of the Funds may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies in circumstances when shares of the Fund are exchanged within 90 days after the date they were purchased and new shares in a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the sales charge initially. Instead, the portion of the sales charge affected by this rule will be treated as an amount paid for the new shares.


Each Series of Security Equity Fund will be treated separately in determining the amounts of income and capital gains distributions. For this purpose, each Fund will reflect only the income and gains, net of losses of that Fund.


BACKUP WITHHOLDING - The Funds are required by law to withhold 28% of taxable dividends and distributions to

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

shareholders who do not furnish their correct taxpayer identification numbers, or are otherwise subject to the backup withholding provisions of the Code.


PASSIVE FOREIGN INVESTMENT COMPANIES - Some of the Funds may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one half of its assets constitutes investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over a period during which the Fund held the PFIC stock. The Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund's holding period in prior taxable years (an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.


A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market a Fund's PFIC stock at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would be eliminated, but a Fund could, in limited circumstances, incur nondeductible interest charges. A Fund's intention to qualify annually as a regulated investment company may limit the Fund's elections with respect to PFIC stock.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject a Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

OPTIONS, FUTURES AND FORWARD CONTRACTS AND SWAP AGREEMENTS - Certain options, futures contracts, and forward contracts in which a Fund may invest may be "Section 1256 contracts." Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a Fund at the end of each taxable year (and at certain other times as prescribed pursuant to the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to a Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

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

A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Because only a few regulations regarding the treatment of swap agreements, and related caps, floors and collars, have been implemented, the tax consequences of such transactions are not entirely clear. The Funds intend to account for such transactions in a manner deemed by them to be appropriate, but the Internal Revenue Service might not necessarily accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected.

The requirements applicable to a Fund's qualification as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.

Under the recently enacted tax law, certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a "qualifying dividend," to instead be taxed as the rate of tax applicable to ordinary income.

MARKET DISCOUNT - If a Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase amount is "market discount." If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to a portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

ORIGINAL ISSUE DISCOUNT - Certain debt securities acquired by the Funds may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by a Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.

Some debt securities may be purchased by the Funds at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

CONSTRUCTIVE SALES - These rules may affect timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code.

FOREIGN TAXATION - Income received by a Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

The payment of such taxes will reduce the amount of dividends and distributions paid to the Fund's shareholders. So long as a Fund qualifies as a regulated investment company, certain distribution requirements are satisfied, and more than 50% of such Fund's assets at the close of the taxable year consists of securities of foreign corporations, the Fund may elect, subject to limitation, to pass through its foreign tax credits to its shareholders.

Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on "qualifying dividends."

FOREIGN CURRENCY TRANSACTIONS - Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that a Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

REDEMPTION CHARGE - For convenience, the redemption charge is referred to as a charge, but the overall arrangement in fact calls for payment in exchange for shares at 98% of net asset value. It thus is more accurately characterized as a reduced price for your shares than as a fee or charge.

The tax consequences of the redemption charge are not entirely clear. Although there is some authority to the effect that a fund would recognize taxable income in such circumstances, there is also authority, which the Global Fund intends to follow, that a fund does not recognize income. It is possible that the Internal Revenue Service or other taxing authorities might successfully contest the Global Fund's tax treatment of this arrangement on this basis or for other reasons.


NEW TAX LEGISLATION - Pursuant to recently passed tax legislation, a regulated investment company (a "RIC") such as the Fund that earns certain interest income that would not be subject to U.S. tax if earned by a foreign person directly will be permitted, to the extent of such income, to designate a dividend it pays as derived from such interest income. A foreign person who is a shareholder in the RIC generally will treat such a dividend as exempt from gross-basis U.S.

tax, as if the foreign person had earned the interest directly.



Similarly, a RIC that earns an excess of net short-term capital gains over net long-term capital losses, which excess would not be subject to U.S. tax if earned by a foreign person, generally may, to the extent of such excess, designate a dividend it pays asderived from such excess. A foreign person who is a shareholder in the RIC generally will treat such a dividend as exempt from gross-basis U.S. tax, as if the foreign person had realized the excess directly.



The new law also provides that the estate of a foreign decedent is exempt from U.S. estate tax on a transfer of stock in the RIC in the proportion that the assets held by the RIC are debt obligations, deposits, or other property that will generally be treated as situated outside the United States if held directly by the estate.



The new law generally applies to dividends with respect to taxable years of RICs beginning after December 31, 2004 and before January 1, 2008. With respect to the treatment of a RIC for estate tax purposes, the new law applies to estates of decedents dying after December 31, 2004 and before January 1, 2008.


OTHER TAXES - The foregoing discussion is general in nature and is not intended to provide an exhaustive presentation of the tax consequences of investing in a Fund. Distributions may also be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Depending upon the nature and extent of a Fund's contacts with a state or local jurisdiction, the Fund may be subject to the tax laws of such jurisdiction if it is regarded under applicable law as doing business in, or as having income derived from, the jurisdiction. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

ORGANIZATION

The Articles of Incorporation of each Fund provide for the issuance of an indefinite number of shares of common stock in one or more classes or series. Security Equity Fund has authorized capital stock of $0.25 par value and currently issues its shares in eleven series, Equity Fund, Alpha Opportunity Fund, Global Fund, Social Awareness Fund, Mid Cap Value Fund, Small Cap Growth Fund, Enhanced Index Fund, Select 25 Fund and Large Cap Growth Fund. The shares of each series of Security Equity Fund represent a pro rata beneficial interest in that Fund's net assets and in the earnings and profits or losses derived from the investment of such assets. Large Cap Value and Mid Cap Growth Funds have not issued shares in any additional series at the present time. Large Cap Value and Mid Cap Growth Funds each have authorized capital stock of $1.00 par value and $0.50 par value, respectively.

Each of the Funds currently issues three classes of shares which participate proportionately based on their relative NAVs in dividends and distributions and have equal voting, liquidation and other rights except that (i) expenses related to the distribution of each class of shares or other expenses that the Board of Directors may designate as class expenses from time to time, are borne solely by each class; (ii) each class of shares has exclusive voting rights with respect to any Distribution Plan adopted for that class; (iii) each class has different exchange privileges; and (iv) each class has a different designation. When issued and paid for, the shares will be fully paid and non-assessable by the Funds. Shares may be exchanged as described under "How to Exchange Shares," but will have no other preference, conversion, exchange or preemptive rights. Shares are transferable, redeemable and assignable and have cumulative voting privileges for the election of directors.

On certain matters, such as the election of directors, all shares of the series of Security Equity Fund, Equity Fund, Alpha Opportunity Fund, Global Fund, Social Awareness Fund, Mid Cap Value Fund, Small Cap Growth Fund, Enhanced Index Fund, Select 25 Fund and Large Cap Growth Fund, vote together, with each share having one vote. On other matters affecting a particular Fund, such as the investment advisory contract or the fundamental policies, only shares of that Fund are entitled to vote, and a majority vote of the shares of that Fund is required for approval of the proposal.

The Funds do not generally hold annual meetings of shareholders and will do so only when required by law. Shareholders may remove directors from office by vote cast in person or by proxy at a meeting of shareholders. Such a meeting will be called at the written request of 10% of the outstanding shares of Security Large Cap Value Fund, Security Equity Fund or Security Mid Cap Growth Fund.

CUSTODIANS, TRANSFER AGENT AND DIVIDEND-PAYING AGENT

State Street Bank and Trust Company, 225 Franklin, Boston, Massachusetts 02110, currently acts as custodian for the portfolio securities of Large Cap Growth and Global Funds, including those held by foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the SEC and that portion of the assets of Alpha Opportunity Fund managed by the Investment Manager.

UMB Bank, N.A., 928 Grand Avenue, Kansas City, Missouri 64106, acts as the custodian for the portfolio securities of Large Cap Value Fund, Equity Fund, Social Awareness Fund, Mid Cap Value Fund, Small Cap Growth Fund, Enhanced Index Fund, Select 25 Fund and Mid Cap Growth Fund.

Banc of America Securities, LLC, 9 West 57th Street, New York, New York 10019, also acts as custodian for the portfolio securities of that portion of Alpha Opportunity Fund's assets managed by Mainstream, including those held by foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the SEC.

Security Management Company, LLC acts as the transfer and dividend-paying agent for each of the Funds.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



The firm of Ernst & Young LLP, One Kansas City Place, 1200 Main Street, Kansas City, Missouri 64105-2143, has been selected by each Fund's Board of Directors to serve as the Funds' independent registered public accounting firm, and as such, will perform the annual audit of the Funds' financial statements.


PERFORMANCE INFORMATION

The Funds may, from time to time, include performance information in advertisements, sales literature or reports to shareholders or prospective investors. Performance information in advertisements or sales literature may be expressed as average annual total return or aggregate total return.

The following performance information reflects deduction of the maximum sales load. Fee waivers for the Social Awareness, Mid Cap Value and Small Cap Growth Funds reduced Fund expenses and in the absence of such waiver, the average annual total return and aggregate total return would be reduced.

Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Funds over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula:

                               P(1 + T)(n) = ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures will reflect the deduction of the maximum initial sales load of 5.75% in the case of quotations of performance of Class A shares or the applicable contingent deferred sales charge in the case of quotations of performance of Class B and Class C shares and a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

For the 1-, 5- and 10-year periods (or since inception, if shorter) ended September 30, 2004 the average annual total return for each Fund was the following:


                                    1 YEAR
                         --------------------------
                         CLASS A   CLASS B  CLASS C
                         --------  -------  -------
Large Cap Value Fund       5.58%    6.29%   10.29%
Equity Fund                2.68%    3.13%    7.26%
Alpha Opportunity Fund    14.70%   15.79%   19.79%
Global Fund               12.43%   13.30%   17.35%
Social Awareness Fund     (1.00)%  (0.73)%   4.29%
Mid Cap Value Fund        18.34%   19.63%   23.65%
Small Cap Growth Fund      6.24%    6.88%   10.94%
Enhanced Index Fund        5.76%    6.49%   10.46%
Select 25 Fund             1.30%    1.53%    5.52%
Large Cap Growth Fund     (1.68)%  (1.33)%   2.47%
Mid Cap Growth Fund       (0.81)%  (0.56)%   3.59%



                                     5 YEARS
                        ------------------------------------
                          CLASS A     CLASS B      CLASS C
                        ----------   ---------    ----------
Large Cap Value Fund     (4.65)%      (4.76)%      (4.30)%
Equity Fund              (5.74)%      (5.82)%      (5.43)%
Alpha Opportunity Fund   (1.01)%(2)   15.28%(2)    18.40%(2)
Global Fund               4.84%        5.33%        5.22%
Social Awareness Fund    (5.34)%      (5.49)%      (5.10)%
Mid Cap Value Fund       15.22%       15.33%       15.53%
Small Cap Growth Fund     1.14%        1.09%        1.54%
Enhanced Index Fund      (3.75)       (3.77)%      (3.38)%
Select 25 Fund           (6.91)%(1)   (6.92)%      (6.55)%
Large Cap Growth Fund   (12.57)%(1)  (12.52)%(1)  (12.05)%(1)
Mid Cap Growth Fund       6.37%        6.37%        6.75%


1     From May 1, 2000 (date of inception) to September 30, 2004.


2     From July 7,2003 (date of inception) to September 30, 2004.-



                                     10 YEARS
                        ----------------------------------
                         CLASS A     CLASS B     CLASS C
                        ---------   ---------   ----------
Large Cap Value Fund     4.76%       4.51%      -3.22%(4)
Equity Fund              7.35%       7.14%      (5.22)%(4)
Alpha Opportunity Fund     --          --          --
Global Fund              8.53%       8.50%       6.30%(4)
Social Awareness Fund    2.75%(3)    2.52%(2)   (4.93)%(4)
Mid Cap Value Fund      18.27%(3)   18.12%(3)   16.14%(4)
Small Cap Growth Fund    4.67%(1)    4.57%(1)    3.92%(4)
Enhanced Index Fund     (3.25)%(4)  (3.01)%(4)  (2.97)%(4)
Select 25 Fund          (5.26)%     (4.95)%     (4.90)%(4)
Large Cap Growth Fund      --          --          --
Mid Cap Growth Fund     11.87%       9.83%       7.91%


1    From October 15, 1997 (date of inception) to September 30, 2004.

2    From November 4, 1996 (date of inception) to September 30, 2004.

3    From May 1, 1997 (date of inception) to September 30, 2004.


4.   From January 29, 1999 (date of inception) to September 30, 2004.


Quotations of aggregate total return will be calculated for any specified period pursuant to the following formula:

                                    ERV -
                                      P    =
                                  -------- T
                                      P

(where P = a hypothetical initial payment of $1,000, T = the total return, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures assume that all dividends and distributions are reinvested when paid. The Funds may, from time to time, include quotations of aggregate total return that do not reflect deduction of the sales load. The sales load, if reflected, would reduce the total return.

The aggregate total return on an investment for each Fund calculated as described above was as indicated in the accompanying table. Unless otherwise noted, the total return numbers are for the ten-year period ended September 30, 2004.

                          CLASS A      CLASS B      CLASS C
                         ---------    ---------    ----------
Large Cap Value Fund      59.24%       53.40%(1)   (16.93)(4)
Equity Fund              103.18%       96.43%(4)   (26.24)%(4)
Alpha Opportunity Fund    17.19%(6)    19.20%(6)    23.20%(6)
Global Fund              126.62%      124.05%       41.39%(4)
Social Awareness Fund     23.99%(1)    21.72%(1)   (24.93)%(4)
Mid Cap Value Fund       247.32%(2)   244.06%(2)   133.72%(4)
Small Cap Growth Fund     37.41%       36.53%(3)    24.39%(4)
Enhanced Index Fund      (17.09)%(4)  (15.89)%(4)  (15.69)%(4)
Select 25 Fund           (26.39)%(4)  (25.00)%(4)  (24.80)%(4)
Large Cap Growth Fund    (44.77)%(5)  (44.63)%(5)  (43.30)%(5)
Mid Cap Growth Fund      206.85%      195.99%       53.97%(4)



1     From November 1, 1996 (date of inception).



2     From May 1, 1997 (date of inception).



3     From October 15, 1997 (date of inception).



4     From January 29, 1999 (date of inception).



5     From May 1, 2000 (date of inception).



6     From July 7, 2003 (date of inception).


Quotations of average annual total return and aggregate total return will reflect only the performance of a hypothetical investment in the Funds during the particular time period shown. Such quotations for the Funds will vary based on changes in market conditions and the level of the Funds' expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

The Funds may also quote after-tax total returns and tax efficiency. After-tax returns show the Funds' annualized after-tax total returns for the time period specified. After-tax returns with redemptions show the Funds' annualized after-tax total return for the time period specified plus the tax effects of selling your shares of the Funds at the end of the period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gain distributions are assumed to have been taxed at the actual historical federal maximum tax rate. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Funds. State and local taxes are ignored.

Tax Efficiency is derived by dividing after-tax returns by pretax returns. The highest possible score would be 100%, which would apply to a Fund that had no taxable distributions. Because many interrelated factors affect tax efficiency, it is difficult to predict tax efficiency.

Actual after-tax returns depend on a shareholder's tax situation and may differ from those advertised by the Funds. After-tax returns reflect past tax effects and are not predictive of future tax effects.

Quotations of average annual total return (after taxes on distributions) will be calculated pursuant to the following formula:

                                P(1+T)(n) =ATR(D)

Where P= hypothetical initial payment of $1,000, T= average annual total return (after taxes on distributions), n= number of years, ATR(D) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

Quotations of average annual total return (after taxes on distributions and redemptions) will be calculated pursuant to the following formula:

                                P(1+T)(n) =ATR(DR)

Where P= hypothetical initial payment of $1,000, T= average annual total return (after taxes on distributions and redemptions, n= number of years, ATR(DR) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10- year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemptions.

For the 1-, 5- and 10-year periods ended September 30, 2004, the after-tax average annual total return for each Fund was the following:

1 YEAR                                                          Class A
Large Cap Value Fund

After-tax return on distributions ...........................    5.50%
After-tax return on distributions and sale of fund shares....    3.62%

Equity Fund
After-tax return on distributions ...........................    2.63%
After-tax return on distributions and sale of fund shares....    1.74%

Alpha Opportunity Fund
After-tax return on distributions ...........................   12.82%
After-tax return on distributions and sale of fund shares....    9.63%

Global Fund
After-tax return on distributions ...........................   12.43%
After-tax return on distributions and sale of fund shares....    8.08%

Social Awareness Fund
After-tax return on distributions ...........................   -1.00%
After-tax return on distributions and sale of fund shares....   -0.65%

Mid Cap Value Fund
After-tax return on distributions ...........................   18.12%
After-tax return on distributions and sale of fund shares....   12.06%

Small Cap Growth Fund
After-tax return on distributions ...........................    6.24%
After-tax return on distributions and sale of fund shares....    4.06%

Enhanced Index Fund
After-tax return on distributions ...........................    5.76%
After-tax return on distributions and sale of fund shares....    3.74%

Select 25 Fund
After-tax return on distributions ...........................    1.30%
After-tax return on distributions and sale of fund shares....    0.84%

Large Cap Growth Fund
After-tax return on distributions ...........................   -1.68%
After-tax return on distributions and sale of fund shares....   -1.09%

Mid Cap Growth Fund
After-tax return on distributions ...........................   -1.65%
After-tax return on distributions and sale of fund shares....    0.93%



5 YEARS                                                         Class A
Large Cap Value Fund

After-tax return on distributions ............................  -4.95%
After-tax return on distributions and sale of fund shares.....  -4.04%

Equity Fund
After-tax return on distributions ............................  -6.43%
After-tax return on distributions and sale of fund shares.....  -4.84%

Alpha Opportunity Fund
After-tax return on distributions ............................  12.19%(1)
After-tax return on distributions and sale of fund shares.....  10.79%(1)

Global Fund
After-tax return on distributions ............................   3.11%
After-tax return on distributions and sale of fund shares.....   3.31%

Social Awareness Fund
After-tax return on distributions ............................  -5.47%
After-tax return on distributions and sale of fund shares.....  -4.47%

Mid Cap Value Fund
After-tax return on distributions ............................  14.35%
After-tax return on distributions and sale of fund shares.....  12.87%

5 YEARS                                                          Class A
Small Cap Growth Fund

After-tax return on distributions ............................    0.59%
After-tax return on distributions and sale of fund shares.....    0.78%

Enhanced Index Fund
After-tax return on distributions ............................   -3.85%
After-tax return on distributions and sale of fund shares.....   -3.19%

Select 25 Fund
After-tax return on distributions ............................   -6.91%
After-tax return on distributions and sale of fund shares.....   -5.73%

Large Cap Growth Fund
After-tax return on distributions ............................   12.57%(2)
After-tax return on distributions and sale of fund shares.....   10.27%(2)

Mid Cap Growth Fund
After-tax return on distributions ............................    5.36%
After-tax return on distributions and sale of fund shares.....    5.03%



1     From July 7, 2003 (date of inception) to September 30, 2004.



2     From May 1, 2000 (date of inception) to September 30, 2004.

10 YEARS                                                          Class A
Large Cap Value Fund

After-tax return on distributions .............................    2.60%
After-tax return on distributions and sale of fund shares......    3.07%

Equity Fund
After-tax return on distributions .............................    5.77%
After-tax return on distributions and sale of fund shares......    5.80%

Global Fund
After-tax return on distributions .............................    6.52%
After-tax return on distributions and sale of fund shares......    6.31%

Social Awareness Fund
After-tax return on distributions .............................    2.61%(1)
After-tax return on distributions and sale of fund shares......    2.35%(1)

Mid Cap Value Fund
After-tax return on distributions .............................   17.48%(2)
After-tax return on distributions and sale of fund shares......   15.94%(2)

Small Cap Growth Fund
After-tax return on distributions .............................    4.26%(3)
After-tax return on distributions and sale of fund shares......    3.90%(3)

Enhanced Index Fund
After-tax return on distributions .............................   -3.34%(4)
After-tax return on distributions and sale of fund shares......   -2.76%(4)

Select 25 Fund
After-tax return on distributions .............................   -5.26%(4)
After-tax return on distributions and sale of fund shares......   -4.38%(4)

Large Cap Growth Fund
After-tax return on distributions .............................      --
After-tax return on distributions and sale of fund shares......      --

Mid Cap Growth Fund
After-tax return on distributions .............................   10.24%
After-tax return on distributions and sale of fund shares......    9.75%


1     From November 1, 1996 (date of inception) to September 30, 2004.

2     From May 1, 1997 (date of inception) to September 30, 2004.

3     From October 15, 1997 (date of inception) to September 30, 2004.


4     From January 29, 1999 (date of inception) to September 30, 3004.


Quotations of yield, tax-equivalent yield, average annual total return and aggregate total return will reflect only the performance of a hypothetical investment during the particular time period shown. Such quotations will vary based on changes in market conditions and the level of the Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

RETIREMENT PLANS

Security Financial Resources, Inc., an affiliate of the Investment Manager, offers tax-qualified retirement plans for individuals (Individual Retirement Accounts, known as IRAs), several prototype retirement plans for the self-employed (Keogh plans), pension and profit-sharing plans for corporations, and custodial account plans for employees of public school systems and organizations meeting the requirements of Section 501(c)(3) of the Internal Revenue Code. Actual documents and detailed materials about the plans will be provided upon request to the Distributor.

Purchases of the Funds' shares under any of these plans are made at the public offering price next determined after contributions are received by the Distributor. The Funds' shares owned under any of the plans have full dividend and redemption privileges. Depending on the terms of the particular plan, retirement benefits may be paid in a lump sum or in installment payments over a specified period. There are possible penalties for premature distributions from such plans.

Security Management Company, LLC is available to act as custodian for the plans on a fee basis. In 2003, UMB Bank, n.a. began serving as the custodian of the plans. For IRAs, SIMPLE IRAs, Roth IRAs, Coverdell Education Savings Accounts, and Simplified Employee Pension (SEP) plans, service fee for such custodial services currently is: $10 for annual maintenance of the account. Service fees for Section 403(b) Retirement Plans are set forth in "403(b) Retirement Plans." Service fees for other types of plans will vary. These fees will be deducted from the plan assets. Optional supplemental services are available from Security Financial Resources, Inc. for additional charges.

Retirement investment programs involve commitments covering future years. It is important that the investment objectives and structure of the Funds be considered by the investors for such plans. A brief description of the available tax-qualified retirement plans is provided below. However the tax rules applicable to such qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Therefore, no attempt is made to provide more than general information about the various types of qualified plans.

Investors are urged to consult their own attorneys or tax advisers when considering the establishment and maintenance of any such plans.

INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)

Individual Retirement Account Custodial Agreements are available to provide investment in shares of the Funds or in other Funds in the Security Group. An individual may initiate an IRA through the Underwriter by executing the custodial agreement and making a minimum initial investment of at least $100. A $10 annual fee is charged for maintaining the account.

An individual may make a contribution to a traditional IRA each year of up to the lesser of 100% of earned income under current tax law or the applicable dollar amount as shown in the table below:


 TAX YEAR    AMOUNT
-----------  ------
    2004     $3,000
2005 - 2007  $4,000
2008 and     $5,000
 thereafter



The IRAs described in this paragraph are called "traditional IRAs" to distinguish them from the "Roth IRAs," which are described below. Spousal IRAs allow an individual and his or her spouse to contribute up to the maximum to each of their respective IRAs (up to 100% of joint earned income) so long as a joint tax return is filed. The maximum amount the higher compensated spouse may contribute for the year is the lesser of the applicable sum set forth in the table above or 100% of that spouse's compensation. The maximum the lower compensated spouse may contribute is the lesser of (i) the applicable sum set forth in the table above or (ii) 100% of that spouse's compensation plus the amount by which the higher compensated spouse's compensation exceeds the amount the higher compensated spouse contributes to his or her IRA. If you are age 50 or over, you may make an additional catch up contribution to your traditional IRA of $500 during the tax years of 2004 and 2005, or $1,000 for tax year 2006 or any tax year thereafter.



Generally if a taxpayer is not covered by an employer-sponsored retirement plan, the amount the taxpayer may deduct for federal income tax purposes in a year for contributions to an IRA is the lesser of the applicable sum set forth in the table above or the taxpayer's compensation for the year. If the taxpayer is covered by an employer-sponsored retirement plan, the amount of IRA contributions the taxpayer may deduct in a year may be reduced or eliminated based on the taxpayer's adjusted gross income for the year. The adjusted gross income level at which a single taxpayer's deduction for 2004 is affected, $45,000, will increase to $50,000 for 2005 and thereafter. The adjusted gross income level at which the deduction for 2004 for a married taxpayer (who does not file a separate return) is affected, $65,000, will increase annually until the year 2007 as follows: $70,000 for 2005, $75,000 for 2006 and $80,000 for 2007 and thereafter. If the taxpayer is married, files a separate tax return, and is covered by a qualified retirement plan, the taxpayer may not make a deductible contribution to an IRA if the taxpayer's income exceeds $10,000. If the taxpayer is not covered by an employer-sponsored retirement plan, but the taxpayer's spouse is, the amount the taxpayer may deduct for IRA contributions will be phased out if the taxpayer's adjusted gross income is between $150,000 and $160,000.


Contributions must be made in cash no later than April 15 following the close of the tax year. No annual contribution is permitted for the year in which the investor reaches age 70 1/2 or any year thereafter.

In addition to annual contributions, total distributions and certain partial distributions from certain employer-sponsored retirement plans may be eligible to be reinvested into a traditional IRA if the reinvestment is made within 60 days of receipt of the distribution by the taxpayer. Such rollover contributions are not subject to the limitations on annual IRA contributions described above.

ROTH IRAs

Section 408A of the Code permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals that meet certain requirements are not subject to federal income tax. The maximum annual contribution amount is equal to the lesser of 100% of earned income or the applicable dollar amount shown in the table below:


 TAX YEAR    AMOUNT
-----------  ------
   2004      $3,000
2005 - 2007  $4,000
2008 and     $5,000
thereafter



However, your ability to contribute to a Roth IRA will be reduced or eliminated if your adjusted gross income exceeds certain amounts (currently $150,000 for a married couple filing a joint return and $95,000 for a single taxpayer). The maximum amount you may contribute will also be reduced by any amounts that you contribute to a traditional IRA. If you are age 50 or over, you may make an additional catch up contribution to your Roth IRA of $500 during the tax years of 2004 and 2005 or $1,000 if it is during the 2006 tax year or any year thereafter. In general, Roth IRAs are subject to certain required distribution requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the owner's lifetime. Generally, however, the amount remaining in a Roth IRA must be distributed by the end of the fifth year after the death of the owner.


The owner of a traditional IRA may convert the traditional IRA into a Roth IRA under certain circumstances. The conversion of a traditional IRA to a Roth IRA will subject the amount of the converted traditional IRA to federal income tax. If a traditional IRA is converted to a Roth IRA, the taxable amount of the owner's traditional IRA will be considered taxable income for federal income tax purposes for the year of conversion.

COVERDELL EDUCATION SAVINGS ACCOUNTS

Section 530 of the Code permits eligible individuals to establish a Coverdell Education Savings Account on behalf of a beneficiary. Contributions to a Coverdell Education Savings Account are not deductible, but qualified distributions to the beneficiary are not subject to federal income tax. The maximum annual contribution amount of $2,000 is phased out if the individual is single and has an adjusted gross income between $95,000 and $110,000, or if the individual is married and the couple has a combined adjusted gross income between $190,000 and $220,000. Coverdell Education Savings Accounts are subject to certain required distribution requirements. Generally, the amount remaining in a Coverdell Education Savings Account must be distributed within 30 days after the beneficiary's 30th birthday or rolled into a new Coverdell Education Savings Account for another eligible beneficiary.

SIMPLE IRAs

In general, a SIMPLE plan may be established by any employer, including a sole proprietorship or corporation with 100 or fewer employees, and must be the only retirement plan maintained by the employer. Under a SIMPLE plan using SIMPLE IRAs, a SIMPLE IRA is created for each eligible employee which, in general, includes all employees who received at least $5,000 in compensation during any two years preceding the year for which eligibility is being determined (i.e., the current year) and is reasonably expected to earn at least $5,000 during the current year. As with SEP-IRAs, SIMPLE IRAs are individual accounts owned by each eligible employee. Under a SIMPLE IRA plan, eligible employees can elect to contribute a portion of their salary to their SIMPLE IRA.

The Investment Manager makes available SIMPLE IRAs to provide investment in shares of the Funds. Contributions to a SIMPLE IRA will include both salary deferral contributions and employer contributions. Contributions must be made in cash and cannot exceed the maximum amount allowed under the Internal Revenue Code. On a pre-tax basis, compensation (through salary deferrals) may be contributed to a SIMPLE IRA. Elective deferrals are based on a stated percentage of the employee's compensation, and are limited to the applicable dollar amount per year as shown in the table below.

             DEFERRED
  TAX YEAR    AMOUNT
-----------  --------
   2004      $  9,000
   2005 and  $ 10,000
thereafter

The $10,000 limit will be adjusted for inflation in $500 increments for tax years beginning after the 2005 tax year. If you are age 50 or over, catch up contributions can be made to your SIMPLE IRA in an amount up to the lesser of
(i) your compensation for the tax year, reduced by all of your elective deferrals that were made to other plans, or (ii) the applicable dollar amount as shown in the table below:

               ADDITIONAL
 TAX YEAR    CATCH UP AMOUNT
-----------  ---------------
 2004           $   1,500
 2005           $   2,000
 2006 and       $   2,500
thereafter

The $2,500 limit will be adjusted for inflation in $500 increments for tax years beginning after the 2006 tax year. Catch-up contributions are only available to individuals for whom no other elective deferrals may otherwise be made for the year because of a limit imposed by law or the plan. In addition, employers are required to make either (1) a dollar-for-dollar matching contribution or (2) a nonelective contribution to each participant's account each year. In general, matching contributions must equal up to 3% of compensation, but under certain circumstances, employers may make lower matching contributions. Instead of the match, employers may make a nonelective contribution equal to 2% of compensation (compensation for purposes of any nonelective contribution is limited to $200,000, as indexed).

PENSION AND PROFIT SHARING PLANS

Prototype corporate pension or profit-sharing plans meeting the requirements of Internal Revenue Code Section 401(a) are available. Information concerning these plans may be obtained from the Distributor.

403(b) RETIREMENT PLANS


Employees of public school systems and tax-exempt organizations meeting the requirements of Internal Revenue Code Section 501(c)(3) may purchase shares of the Funds or of other funds in the Security Group, which funds include Security Social Awareness, Capital Preservation, Diversified Income, High Yield and Income Opportunity Funds, under a Section 403(b) Plan. Class A shares may not be available to custodial accounts of the Investment Manager opened on or after June 5, 2000. The minimum initial or subsequent investment in a custodial account under a Section 403(b) Plan is $50. An annual administration fee of $25 is required for each custodial account with a balance less than $25,000 and a $5 withdrawal fee will be charged when any custodial account is closed.

Section 403(b) Plans are subject to numerous restrictions on the amount that may be contributed, the persons who are eligible to participate, the time when distributions may commence, and the number and amount of any loans requested.

SIMPLIFIED EMPLOYEE PENSION (SEP) PLANS


A prototype SEP is available for corporations, partnerships or sole proprietors desiring to adopt such a plan for purchases of IRAs for their employees. Employers establishing a SEP may contribute a maximum of $42,000 to an IRA for each employee for the 2005 tax year. This maximum is subject to a number of limitations.


FINANCIAL STATEMENTS


The financial statements of the Funds, which are contained in the Funds' September 30, 2004 Annual Report, are incorporated herein by reference. Copies of the Annual Report are provided to every person requesting a Statement of Additional Information.

                                   APPENDIX A

DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.-

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S CORPORATION -

AAA. Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category

                                   APPENDIX A

than for bonds in higher rated categories.

BB, B, CCC, CC. Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C. The rating C is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

                          SECURITY LARGE CAP VALUE FUND

                            PART C. OTHER INFORMATION

Item 23

Exhibits


(a) Articles of Incorporation(8)

(b) By-laws(3)
(c) Specimen copy of share certificates for Fund's shares of capital stock(1)

(d) (1) Investment Management Agreement(11)


    (2) Transfer Agency Agreement(11)


    (3) Fund Accounting and Administration Agreement(11)


    (4) Sub-Advisory Contract - Dreyfus(6)


(e) (1) Distribution Agreement(8)

    (2) Class B Distribution Agreement(2)
    (3) Class C Distribution Agreement(2)
    (4) Underwriter-Dealer Agreement(4)
(f) Not applicable

(g) Custodian Agreement - UMB Bank(9)

(h) Not applicable

(i) Legal Opinion(6)


(j) Consent of Independent Public Accounting Firm (filed herewith)

(k) Not applicable
(l) Not applicable

(m) (1) Class A Distribution Plan(8)


    (2) Class B Distribution Plan(6)


    (3) Class C Distribution Plan(6)


    (4) Form of Shareholder Service Agreement(5)


(n) Multiple Class Plan(7)

(o) Reserved

(p) Code of Ethics(11)


    (1) Security Funds, Security Management Company, LLC ("SMC"), and Security Distributors, Inc.(10)


    (2) Sub-Adviser Code of Ethics - Dreyfus(6)


(q) Power of Attorneys(12)


(1) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 84 to Registration Statement No. 2-12187 (December 1, 1995).

(2) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 87 to Registration Statement No. 2-12187 (filed January 28, 1999).

(3) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 88 to Registration Statement No. 2-12187 (filed November 29, 1999).

(4) Incorporated herein by reference to the Exhibits filed with Security Equity Fund's Post-Effective Amendment No. 90 to Registration Statement 2-19458 (filed November 20, 2000).

(5) Incorporated herein by reference to the Exhibits filed with Security Income Fund's Post-Effective Amendment No. 71 to Registration Statement 2-38414 (filed January 11, 2002).



(6) Incorporated herein by reference to the Exhibits filed with the Registrant's Post Effective Amendment No. 92 to Registration Statement 2-12187 (filed January 15, 2002).



(7) Incorporated herein by reference to the Exhibits filed with Security Equity Fund's Post-Effective Amendment No. 93 to Registration Statement 2-19458 (filed November 15, 2002).



(8) Incorporated herein by reference to the Exhibits filed with the Registrant's Post Effective Amendment No. 93 to Registration Statement 2-12187 (filed November 21, 2002).



(9) Incorporated herein by reference to the Exhibits filed with Security Income Fund's Post-Effective Amendment No. 73 to Registration Statement 2-38414 (filed January 10, 2003).



(10) Incorporated herein by reference to the Exhibits filed with Security Equity Fund's Post-Effective Amendment No. 98 to Registration Statement 2-19458 (filed December 2, 2003).



(11) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 95 to Registration Statement 2-12187 (filed January 30, 2004).



(12) Incorporated herein by reference to the Exhibits filed with Security Equity Fund's Post-Effective Amendment No. 101 to Registration Statement 2-19458 (filed January 31, 2005).


Item 24

Persons Controlled by or Under Common Control with Fund

Not applicable.

Item 25

Indemnification

A policy of insurance covering Security Management Company, LLC, its subsidiaries, including Security Distributors, Inc., and all of the registered investment companies advised by Security Management Company, LLC insures the Registrant's directors and officers and others against liability arising by reason of an alleged breach of duty caused by any negligent act, error or accidental omission in the scope of their duties.

Item Thirty of Registrant's Bylaws, dated February 3, 1995, provides, in relevant part as follows:

"Each person who is or was a Director or officer of the Corporation or is or was serving at the request of the Corporation as a Director or officer of another corporation (including the heirs, executors, administrators and estate of such person) shall be indemnified by the Corporation as of right to the full extent permitted or authorized by the laws of the State of Kansas, as now in effect and is hereafter amended, against any liability, judgment, fine, amount paid in settlement, cost and expense (including attorneys' fees) asserted or threatened against and incurred by such person in his/her capacity as or arising out of his/her status as a Director or officer of the Corporation or, if serving at the request of the Corporation, as a Director or officer of another corporation. The indemnification provided by this bylaw provision shall not be exclusive of any other rights to which those indemnified may be entitled under the Articles of Incorporation, under any other bylaw or under any agreement, vote of stockholders or disinterested directors or otherwise, and shall not limit in any way any right which the Corporation may have to make different or further indemnification with respect to the same or different persons or classes of persons.

No person shall be liable to the Corporation for any loss, damage, liability or expense suffered by it on account of any action taken or omitted to be taken by him/her as a Director or officer of the Corporation or of any other corporation which he/she serves as a Director or officer at the request of the Corporation, if such person (a) exercised the same degree of care and skill as a prudent man would have exercised under the circumstances in the conduct of his/her own affairs, or (b) took or omitted to take such action in reliance upon advice of counsel for the Corporation, or for such other corporation, or upon statement made or information furnished by Directors, officers, employees or agents of the Corporation, or of such other corporation, which he/she had no reasonable grounds to disbelieve.

In the event any provision of this section 30 shall be in violation of the Investment Company Act of 1940, as amended, or of the rules and regulations promulgated thereunder, such provisions shall be void to the extent of such violations."

On February 11, 1988, the shareholders approved the Board of Directors' recommendation that the Articles of Incorporation be amended by adopting the following Article Eleven:

"A director shall not be personally liable to the corporation or to its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this sentence shall not eliminate nor limit the liability of a director:

A. for any breach of his or her duty of loyalty to the corporation or to its stockholders;

B. for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

C. for an unlawful dividend, stock purchase or redemption under the provisions of Kansas Statutes Annotated (K.S.A.) 17-6424 and amendments thereto; or

D. for any transaction from which the director derived an improper personal benefit."

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26

Business or Other Connections of Investment Adviser

Information as to the directors and officers of the Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Adviser in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-8008) filed under the Investment Advisers Act of 1940, as amended, and is incorporated herein by reference thereto.

Information as to the directors and officers of the sub-adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the sub-adviser in the last two years, is included in their application for registration as investment advisers on Forms ADV for The Dreyfus Corporation (File No. 801-8147).

Item 27

Principal Underwriters

(a) Security Equity Fund
    Security Mid Cap Growth Fund
    Security Income Fund
    Security Municipal Bond Fund
    SBL Fund
    Variflex Separate Account (Variflex)
    Variflex Separate Account (Variflex ES)
    SBL Variable Life Insurance Account (Varilife)
    Variable Annuity Account VIII (Variflex LS)
    Variable Annuity Account VIII (Variflex Signature)
    Variable Annuity Account VIII (Variflex Extra Credit)
    Variable Annuity Account XI (Scarborough Advantage Variable Annuity)
    SBL Variable Annuity Account XIV (SecureDesigns Variable Annuity)
    SBL Variable Annuity Account XIV (AdvisorDesigns Variable Annuity)
    SBL Variable Annuity Account XIV (NEA Valuebuilder)
    SBL Variable Annuity Account XIV (AdvanceDesigns Variable Annuity)
    SBL Variable Annuity Account XIV (Security Benefit Advisor Variable Annuity) SBL Variable Annuity Account XIV (AEA Variable Annuity)
    SBL Variable Annuity Account XVII (Classic Strategies Variable Account)

(b)              (1)                              (2)                                (3)
          Name and Principal              Position and Offices               Position and Offices
          Business Address*                 with Underwriter                   with Registrant
      -------------------------       ----------------------------       -------------------------
      Gregory J. Garvin                 President and Director             None
      Michael G. Odlum                  Director                           President and Director
      Amy J. Lee                        Chief Compliance Officer &         Secretary
                                        Secretary
      Tamara L. Brownfield              Treasurer                          None
      Brenda M. Harwood                 Vice President and Director        Treasurer & Chief
                                                                           Compliance Officer
      Frank Memmo                       Vice President and Director        None
      Richard J. Wells                  Director                           None


         * For all persons listed, the principal business address is One Security Benefit Place, Topeka, Kansas 66636-0001

(c)    Not applicable.

Item 28

Location of Accounts and Records

Certain accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by Security Management Company, LLC, One Security Benefit Place, Topeka, Kansas 66636-0001, and The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Records relating to the duties of the Registrant's custodian are maintained by UMB Bank, N.A., 928 Grand Avenue, Kansas City, Missouri 64106.

Item 29

Management Services

Not applicable.

Item 30

Undertakings

Not applicable.


                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 ("1933 Act"), and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this post-effective amendment to its Registration Statement under Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 97 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Topeka, and State of Kansas on the 31st day of January 2005.

                                          --------------------------------------
                                                 SECURITY LARGE CAP VALUE FUND
                                                 (Registrant)

                                            By:  /s/ MICHAEL G. ODLUM
                                                 Michael G. Odlum, President



Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities indicated and on the 31st day of January 2005.



John D. Cleland                                    SECURITY LARGE CAP VALUE FUND
Chairman of the Board and Director
                                            By:            /s/ MICHAEL G. ODLUM
Donald A. Chubb, Jr.                               Michael G. Odlum, as Attorney-In-Fact for the
Director                                           Officers and Directors Whose Names Appear Opposite

Maynard Oliverius
Director
                                                           /s/ BRENDA M. HARWOOD
                                                   Brenda M. Harwood, Treasurer (Principal Financial
                                                   Officer)

                                                           /s/ MICHAEL G. ODLUM
                                                   Michael G. Odlum, President & Director

                                List of Exhibits



Exhibit No.



(j)    Consent of Independent Public Accounting Firm